Exhibit 10

Stock Purchase Agreement
Between
iTech Medical, Inc.and Revox Ventures, Ltd.
and First Amendement

STOCK PURCHASE AGREEMENT

THIS STOCK PURCHASE AGREEMENT (this “Agreement”) is made and entered into as of March 19 2010 by and between iTech Medical, Inc., a Delaware corporation (the “Company”), and Revox Ventures Ltd. (the “Purchaser”), with reference to the following facts:

A.           The Company seeks to raise additional capital through the sale of common stock and warrants (the “Offering”).
B.           The Purchaser desires to participate in the Offering.
C.           On the terms and subject to the conditions of this Agreement, the Company desires to issue and sell to the Purchaser, and the Purchaser desires to purchase from the Company, securities in the Offering.

NOW, THEREFORE, with reference to the foregoing facts, and in consideration of the mutual covenants and agreements hereinafter set forth, the parties to this Agreement agree as follows:

Agreement to Purchase and Sell.

 Phase I

 The Company hereby agrees to issue and sell to the Purchaser, and the Purchaser hereby agrees to purchase from the Company, the following (“Phase I”):

 On the date of execution of this Agreement, for a purchase price equal to the sum of the purchase prices set forth in the Monthly Purchase Schedule for each calendar month commencing February 2010 through the calendar month in which this Agreement is dated: (a) a number of shares of Common Stock equal to the sum of such monthly purchase amounts divided by US$0.30 and (b) a number of Class F-1 Warrants equal to the number of shares purchased pursuant to subsection (a); and

 On the first day of each calendar month commencing after the date of this Agreement through January 2011, for a purchase price equal to the monthly purchase amount for each such month on the Monthly Purchase Schedule: (a) a number of shares of Common Stock equal to such monthly purchase amount divided by the then applicable Phase I-A Price (if the purchase is in Phase I-A) or the then applicable Phase I-B Price (if the purchase is in Phase I-B); and (b) a number of Class F-1 Warrants (for issuances in Phase I-A) or Class F-2 Warrants (for issuances in Phase I-B) equal to the number of shares purchased pursuant to subsection (a).

 Additional Phase I Warrants.  Provided that the Purchaser has timely delivered the purchase price for each monthly purchase in Phase I (with two exceptions of no more than eight business days each), upon the last purchase under Phase I, the Company shall issue to the Purchaser 1,000,000 Class F-3 Warrants and 1,000,000 Class F-4 Warrants.  If any monthly purchase amount during Phase I is not received within three business days of the date the monthly purchase amount is due, the Company agrees to notify the Purchaser in writing that the monthly purchase amount has not been received.

 Phase II

 Provided that the Purchaser has timely delivered the purchase price for each monthly purchase in Phase I (with two exceptions of no more than eight business days each), the Purchaser may elect to participate in the second phase of the purchase program (“Phase II”) by delivering the Phase II Election Notice, substantially in the form attached as Exhibit B to this Agreement, to the Company during the Phase II Election Period.  The Company agrees to notify the Purchaser of the first day of the Phase II Election Period no later than 10 days following the commencement of the Phase II Election Period.

 If the Purchaser properly elects to participate in Phase II, the Company shall issue and sell to the Purchaser, and the Purchaser shall purchase from the Company, on the first day of each calendar month for the period commencing with the first day of the calendar month immediately following the last day of the Phase II Election Period, for a purchase price equal to the monthly purchase amount for such month on the Monthly Purchase Schedule: (a) a number of shares of Common Stock equal to such monthly purchase amount divided by US$0.50 and (b) a number of Class G-1 Warrants equal to the number of shares purchased pursuant to subsection (a).

 Additional Phase II Warrants.  Provided that the Purchaser has timely delivered the purchase price for each monthly purchase in Phase II (with one exception of no more than eight business days), upon the last purchase under Phase II, the Company shall issue to the Purchaser 1,000,000 Class G-2 Warrants and 1,000,000 Class G-3 Warrants.

 Adjustment to Numbers of Shares and Warrants.  If the Company shall effect any stock split, reverse stock split or stock dividend of the Common Stock prior to the completion of Phase II, appropriate adjustment shall be made in the number of shares and warrants issued thereafter in Phase I and Phase II and the respective purchase and exercise prices of such shares and warrants.

 Adjustments re Certain Future Issuances.

 If during the Phase I-A Period, the Company issues Common Stock for cash for financing purposes, other than in an Excluded Offering, at a price per share (the “Phase I-A New Price”) less than the then applicable Phase I-A Price, and on the date of such issuance the Purchaser is in compliance with all of its purchase obligations under this Agreement:

 the Company shall issue to the Purchaser a number of shares of Common Stock equal to: (i) the number of shares of Common Stock which the Company would have issued to the Purchaser in Phase I-A prior to that date had the per-share price been the Phase I-A New Price, less (ii) the number of shares actually issued to the Purchaser prior to such date in Phase I-A;

 the Phase I-A New Price shall become the then applicable Phase I-A Price;

 the exercise price of each of the Class F-1, Class F-2, Class F-3 and Class F-4 Warrants shall be reduced by the percentage by which the Phase I-A New Price is less than the then applicable Phase I-A Price; and
 the sales price of the Common Stock to be issued in Phase I-B and Phase II, and the exercise prices of the Warrants to be issued in Phase I-B and Phase II, shall be reduced by the percentage by which the Phase I-A New Price is less than the then applicable Phase I-A Price.

By example, if during Phase I-A the Company has issued to the Purchaser 100,000 shares at US$0.30 per share for US$30,000, and then the Company issues during Phase I-A shares at US$0.20 per share other than in an Excluded Offering, the Company would issue an additional 50,000 shares to the Purchaser (US$30,000/US$0.20 = 150,000 shares, less 100,000 shares).  In addition, the exercise price of the Class F-1 Warrants shall be reduced by 33 1/3% (US$0.30- US$0.20/US$0.30), or from US$0.40 per share to US$0.27 per share), and the sales prices of the Common Stock to be issued in Phase I-B and Phase II and the exercise prices of the Warrants to be issued in Phase I-B and Phase II shall be adjusted correspondingly.

 If during the Phase I-B Period, the Company issues Common Stock for cash for financing purposes, other than in an Excluded Offering, at a price per share (the “Phase I-B New Price”) less than the then applicable Phase I-B Price, and on the date of such issuance the Purchaser is in compliance with all of its purchase obligations under this Agreement:

 the Company shall issue to the Purchaser a number of shares of Common Stock equal to: (i) the number of shares of Common Stock which the Company would have issued to the Purchaser in Phase I-B prior to that date had the per-share price been the Phase I-B New Price, less (ii) the number of shares actually issued to the Purchaser prior to such date in Phase I-B;

 the Phase I-B New Price shall become the then applicable Phase I-B Price;

 the exercise price of each of the Class F-2, Class F-3 and Class F-4 Warrants shall be reduced by the percentage by which the Phase I-B New Price is less than the then applicable Phase I-B Price; and

 the sales price of the Common Stock to be issued in Phase II, and the exercise prices of the Warrants to be issued in Phase II, shall be reduced by the percentage by which the Phase I-B New Price is less than the then applicable Phase I-B Price.
 If during the Phase II Election Period or Phase II, the Company issues Common Stock for cash for financing purposes, other than in an Excluded Offering, at a price per share (the “Phase II New Price”) less than the then applicable Phase II Price, and during the Phase II Election Period the Purchaser has properly elected to participate in Phase II, and the Purchaser is in compliance with all of its purchase obligations under this Agreement:

 the Company shall issue to the Purchaser a number of shares of Common Stock equal to: (i) the number of shares of Common Stock which the Company would have issued to the Purchaser in Phase II prior to that date had the per-share price been the Phase II New Price, less (ii) the number of shares actually issued to the Purchaser prior to such date in Phase II;

 the Phase II New Price shall become the then applicable Phase II Price; and
 the exercise price of the each of the Class G-1, Class G-2 and Class G-3 Warrants shall be reduced by the percentage by which the Phase II New Price is less than the then applicable Phase II Price.

 Termination of Failure to Purchase.  If the Purchaser fails to purchase the Securities on any purchase date as provided in this Section 1, and the Purchaser does not cure such breach by the close of the Company’s business on the eighth business day following written notice thereof from the Company to the Purchaser, the Company may terminate its obligation to issue additional Securities to the Purchaser by written notice to the Purchaser.  Upon such termination by the Company, the Company shall have no further obligation to the Purchaser under Section 1 or Section 4 of this Agreement.  However, such termination shall not relieve the Purchaser from liability for such breach occurring prior to such termination.

 Rounding.  All adjustments to the purchase price of the shares and exercise prices of the Warrants shall be rounded to the nearest whole cent (with one–half cent being rounded down).

 Wire Transfer Failures.  The Purchaser shall not be deemed late for the payment for the purchase of the Securities on any due date if the Purchaser can demonstrate to the reasonable satisfaction of the Company that: (a) no later than one banking day prior to such date, the Purchaser issued to its bank irrevocable wire transfer instructions to wire, on such due date, the full payment for such Securities in immediately available funds in the proper currency for payment, and (b) the Purchaser had sufficient available unrestricted funds to make such payment from such bank on the due date.  Notwithstanding the foregoing, in no event shall the Company be obligated to issue any Securities unless and until the Company receives the payment for such Securities in accordance with this Agreement.

Representations of the Company.  The Company represents and warrants to the Purchaser as follows:

 Corporate Power.  The Company has been duly incorporated and is validly existing and in good standing in the State of Delaware, and has all requisite legal and corporate power and authority to conduct its business as currently being conducted and to enter into, carry out and perform its obligations under the terms of this Agreement.

 Authorization.  This Agreement has been duly authorized on behalf of the Company by all necessary corporate action, has been duly executed and delivered by the Company, and constitutes a valid, legal and binding obligation of the Company, enforceable against the Company in accordance with its terms.  All shares of Common Stock issued pursuant to this Agreement, including shares issued upon exercise of the Warrants, will be duly authorized, validly issued, fully paid and nonassessable.

 SEC Filings.  The Company’s Annual Report on Form 10-K for the year ended December 31, 2008, its Proxy Statement for its 2009 Annual Meeting of Shareholders, and its Quarterly Reports on Form 10-Q since January 1, 2009 (collectively, the “SEC Filings”) complied in all material respects with the requirements of the Exchange Act, and the rules and regulations of the SEC promulgated thereunder applicable to the SEC Filings, and none of the SEC Filings, at the time they were filed with the SEC, contained any untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary in order to make the statements made therein, in light of the circumstances under which they were made, not misleading.  The financial statements included in the SEC Filings were prepared in all material respects in accordance with generally accepted accounting principles, consistently applied during the periods involved (except (a) as may be otherwise indicated in such financial statements or the notes thereto, or (b) in the case of unaudited interim statements, to the extent they may not include footnotes or may be condensed or summary statements) and fairly present in all material respects the financial position of the Company as of the dates thereof and the results of its operations and cash flows for the periods then ended (subject, in the case of the unaudited statements, to normal year-end adjustments).

 Capitalization.  The authorized capital stock of the Company consists of (a) 100,000,000 shares of Common Stock, of which, as of March 3, 2010 , (i) not more than 29,191,732 shares were issued and outstanding, (ii) 3,953,600 shares were reserved for issuance under the Company’s stock plans, and (iii) 14,365,464 shares were reserved for issuance upon exercise of outstanding warrants; and (iv) 241,343 shares were reserved for issuance upon exercise of convertible debt; and (b) 10,000,000 shares of Preferred Stock, of which no shares were outstanding.

 No Conflict.  The execution, delivery and performance of and compliance with this Agreement and the issuance of the Securities will not result in any violation of, or conflict with, or constitute a default under, the Certificate of Incorporation or Bylaws of the Company, and will not result in any violation of, or conflict with, or constitute a default under, any agreements to which the Company is a party or by which it is bound, or any statute, rule or regulation, or any decree of any court or governmental agency or body having jurisdiction over the Company, except for such violations, conflicts, or defaults which would not individually or in the aggregate, have a material adverse effect on the business, assets, properties, financial condition or results of operations of the Company.

Representations of the Purchaser.  The Purchaser represents that one or both of 3.1 and 3.2 below are true and correct [initial each that is correct]:

Section 3.1 is correct:  _______
Section 3.2 is correct:  _______
 Regulation S Representations

 The Purchaser understands and acknowledges that (a) the Securities have not been registered under the Securities Act, and are being sold in reliance upon an exemption from registration afforded by Regulation S; (b) pursuant to the requirements of Regulation S, the Securities may not be transferred, sold or otherwise exchanged unless in compliance with the provisions of Regulation S and/or pursuant to registration under the Securities Act, or pursuant to an available exemption hereunder; and (c) the Company is under no obligation to register the Securities under the Securities Act, or to take any action to make any exemption from any such registration provisions available.

 The Purchaser is not a “U.S. Person” (as such term is defined in Regulation S) and is not acquiring the Securities for the account of any U.S. Person; if the Purchaser is an entity, no director, executive officer, partner or manager of the Purchaser is a national or citizen of the United States;

 If an entity, the Purchaser was not formed specifically for the purpose of acquiring the Securities purchased pursuant to this Agreement.

 The Purchaser is purchasing the Securities for its own account and risk and not for the account or benefit of a U.S. Person and no other person has any interest in or participation in the Securities or any right, option, security interest, pledge or other interest in or to the Securities.  The Purchaser understands, acknowledges and agrees that it must bear the economic risk of its investment in the Securities for an indefinite period of time and that prior to any such offer or sale, the Company may require, as a condition to effecting a transfer of the Securities, an opinion of counsel, acceptable to the Company, as to the registration or exemption therefrom under the Securities Act;

 The Purchaser will, after the expiration of the Restricted Period, as set forth under Regulation S Rule 903(b)(3)(iii)(A), offer, sell, pledge or otherwise transfer the Securities only in accordance with Regulation S, or pursuant to an available exemption under the Securities Act.  The transactions contemplated by this Agreement have neither been pre-arranged with a purchaser who is in the United States or who is a U.S. Person, nor are they part of a plan or scheme to evade the registration provisions of the United States federal securities laws.

 The offer leading to the sale evidenced hereby was made in an “offshore transaction.”  For purposes of Regulation S, the Purchaser understands that an “offshore transaction” as defined under Regulation S is any offer or sale not made to a person in the United States and either (A) at the time the buy order is originated, the purchaser is outside the United States, or the seller or any person acting on his behalf reasonably believes that the purchaser is outside the United States; or (B) for purposes of (1) Rule 903 of Regulation S, the transaction is executed in, or on or through a physical trading floor of an established foreign exchange that is located outside the United States, or (2) Rule 904 of Regulation S, the transaction is executed in, on or through the facilities of a designated offshore securities market, and neither the seller nor any person acting on its behalf knows that the transaction has been prearranged with a buyer in the U.S.

 Neither the Purchaser nor any Person acting on the Purchaser’s behalf, has made or is aware of any “directed selling efforts” in the United States, which is defined in Regulation S to be any activity undertaken for the purpose of, or that could reasonably be expected to have the effect of, conditioning the market in the United States for any of the Shares.

 The Purchaser understands that the Company is the seller of the Securities, and that, for purpose of Regulation S, a “distributor” is any underwriter, dealer or other person who participates, pursuant to a contractual arrangement, in the distribution of securities offered or sold in reliance on Regulation S and that an “affiliate” is any partner, officer, director or any person directly or indirectly controlling, controlled by or under common control with any person in question.  The Purchaser agrees that it will not, during the Restricted Period set forth under Rule 903 (b)(iii)(A), act as a distributor, either directly or through any affiliate, nor shall it sell, transfer, hypothecate or otherwise convey the Securities other than to a non-U.S. Person.

 Regulation D

 The Purchaser understands and acknowledges that (a) the Securities being offered and sold to it hereunder are being offered and sold without registration under the Securities Act in a private placement that is exempt from the registration provisions of the Securities Act under Section 4(2) of the Securities Act and Regulation D; (b) the Purchaser is an “accredited investor” within the meaning of Regulation D under the Securities Act and (c) the availability of such exemption depends in part on, and that the Company will rely upon the accuracy and truthfulness of, the foregoing representations and the Purchaser hereby consents to such reliance.

 The Purchaser is acquiring the Securities for its own account for investment purposes only and not with a view to or for distributing or reselling such Securities, or any part thereof or interest therein, without prejudice, however, to Purchaser’s right, subject to the provisions of this Agreement, at all times to sell or otherwise dispose of all or any part of such Securities in compliance with applicable United States securities laws.

 The Purchaser, either alone or together with its representatives, has such knowledge, sophistication and experience in business and financial matters so as to be capable of evaluating the merits and risks of an investment in the Securities, and has so evaluated the merits and risks of such investment; the Purchaser understands that an investment in the Securities involves a “high degree” of risk; among other things, the Purchaser has reviewed the “Risk Factors” applicable to an investment in the Company as set forth in the Company’s Annual Report on Form 10-K for the year ended December 31, 2008;

 The Purchaser is able to bear the economic risk of an investment in the Securities and, at the present time, is able to afford a complete loss of such investment.

 The Purchaser acknowledges that it has been afforded (a) the opportunity to ask such questions as it has deemed necessary of, and to receive answers from, representatives of the Company concerning the terms and conditions of the Securities and the merits and risks of investing in the Securities; (b) access to information about the Company and the Company’s financial condition, results of operations, business, properties, management and prospects sufficient to enable it to evaluate its investment in the Securities; and (c) the opportunity to obtain such additional information which the Company possesses or can acquire without unreasonable effort or expense that is necessary to make an informed investment decision with respect to the investment and to verify the accuracy and completeness of the information that it has received about the Company.

 The Purchaser acknowledges that the Securities will bear a legend or legends in substantially the following form:

THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE BEEN OFFERED AND SOLD IN AN “OFFSHORE TRANSACTION” IN RELIANCE UPON REGULATION S AS PROMULGATED BY THE SECURITIES AND EXCHANGE COMMISSION.  ACCORDINGLY, THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933 (THE “SECURITIES ACT”) AND MAY NOT BE TRANSFERRED OTHER THAN IN ACCORDANCE WITH REGULATION S, PURSUANT TO REGISTRATION UNDER THE SECURITIES ACT, OR PURSUANT TO AN AVAILABLE EXEMPTION FROM REGISTRATION UNDER THE SECURITIES ACT, THE AVAILABILITY OF WHICH IS TO BE ESTABLISHED TO THE SATISFACTION OF THE COMPANY.

THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933 (THE “SECURITIES ACT”) AND MAY NOT BE TRANSFERRED OTHER THAN PURSUANT TO REGISTRATION UNDER THE SECURITIES ACT, OR PURSUANT TO AN AVAILABLE EXEMPTION FROM REGISTRATION UNDER THE SECURITIES ACT, THE AVAILABILITY OF WHICH IS TO BE ESTABLISHED TO THE SATISFACTION OF THE COMPANY.

Right of First Refusal.

 The Company agrees that it shall not issue Equity Securities during the Right of First Refusal Period unless it first offers (the “Offer”) to issue and sell such Equity Securities (“Offered Securities”) to the Purchaser in accordance with this Section 4, provided, however, that the Company shall have no obligation to make such offer: (a) if the Purchaser is in breach or default in any of its purchase obligations under this Agreement at the date the Company offers such Equity Securities to a third party; or (b) in connection with the issuance of Equity Securities in an Exempt Offering or an Excluded Offering.

 Each Offer shall: (a) be in writing; (b) shall remain open for 20 days from the date of transmittal; (c) shall state its exact termination date; (d) shall state the price and all of the material terms and conditions of the proposed issuance and sale of the Offered Securities; and (e) shall make reference to this Section 4.  The Purchaser may accept the Offer only by delivery of written notice of acceptance to the Company prior to the termination date of the Offer.  The notice of acceptance shall set forth the number of Offered Securities the Purchaser agrees to purchase.  If there is more than one type of Offered Security in the Offer, the Purchaser must purchase all such types of Offered Securities (e.g., if the Offer is of units consisting of Common Stock and warrants, the Purchaser must agree to purchase units, not just Common Stock or warrants).

 If the Purchaser does not accept the Offer, the Company shall be free for a period of 90 days after the termination of the Offer Period to issue and sell the Offered Securities (or portion not purchased by the Purchaser) at the same or higher price and upon the other material terms and conditions specified in such Offer.

 If during the Right of First Refusal Period the Company proposes to issue Equity Securities for cash in a public offering registered with the SEC under the Securities Act or with the securities regulatory authority of another jurisdiction (the “Subject Public Offering”), the Company shall first offer (the “PO Offer”) to issue and sell up to 50% of such Equity Securities (the “PO Securities”) to the Purchaser.  Each such PO Offer shall: (a) be in writing; (b) remain open for 20 days from the date of transmittal; (c) state its exact termination date; (d) state the anticipated price of the Equity Securities in the public offering; and (e) make reference to this Section 4.5.  The Purchaser may accept the PO Offer only by delivery of written notice of acceptance to the Company prior to the termination date of the Offer.  The notice of acceptance shall set forth the number of PO Securities the Purchaser agrees to purchase, which may not exceed 50% of the total number of PO Securities to be offered in the public offering.  Notwithstanding the foregoing, the Company shall have no obligation to offer the PO Securities to the Purchaser if on the date the Company enters into a letter of intent with an underwriter relating to the public offering, or on the date the Board of Directors of the Company authorizes the officers of the Company to proceed with or prepare for a public offering, the Purchaser is in breach of any of its purchase obligations under this Agreement.  If during the Right of First Refusal Period the Company subsequently issues and sells Equity Securities for cash the Subject Public Offering at a price per Equity Security lower than the price at which the Purchaser purchased such Equity Securities, the Company shall issue to Purchaser a number of Equity Securities equal to: (i) the number of Equity Securities which the Company would have issued to the Purchaser in connection with such PO Offer the per-Equity Security price been the public offering price in the Subject Public Offering, less (ii) the number of Equity Securities actually issued to the Purchaser in connection with the PO Offer.

 If during the Right of First Refusal Period the Company issues Equity Securities for cash to a Person (the “Strategic Investor”) who in connection with such issuance has entered or will enter into a joint venture, partnership, licensing, distribution or similar strategic agreement with the Company, the Company shall offer (the “SP Offer”) to issue and sell an equal amount of such Equity Securities (the “SP Securities”) to the Purchaser on the same terms and conditions as the Company issued and sold such Equity Securities to Strategic Investor (excluding the terms and conditions relating to the joint venture, partnership, licensing, distribution or similar strategic agreement).  Each such SP Offer shall: (a) be in writing; (b) remain open for 20 days from the date of transmittal; (c) state its exact termination date; (d) state the price and all of the material terms and conditions of the proposed issuance and sale of the SP Securities; and (e) make reference to this Section 4.6.  The Purchaser may accept the SP Offer only by delivery of written notice of acceptance to the Company prior to the termination date of the Offer.  The notice of acceptance shall set forth the number of PO Securities the Purchaser agrees to purchase.  Notwithstanding the foregoing, the Company shall have no obligation to offer the SP Securities to the Purchaser if on the date the Company issues the Equity Securities to the Strategic Investor, the Purchaser is in breach of any of its purchase obligations under this Agreement.

 In connection with any issuance of Equity Securities to Purchaser under this Section 4, Purchaser must be willing to make the representations and agreements under Section 3 of this Agreement and such representations must be true and correct.  The Company shall not be obligated to register the issuance and sale of any Equity Securities to Purchaser under this Section 4 under the Securities Act or a similar of any other jurisdiction, and the Company shall not be obligated to issue such Equity Securities if, despite the good faith efforts of the Company, there is no exemption from such registration available for such issuance.

 The closing of the purchase and sale of the Offered Securities, PO Securities or SP Securities under this Section 4 shall take place at the principal offices of the Company on a business day selected by the Company.  At the Closing, the Purchaser shall pay for the Offered Securities, PO Securities or SP Securities by certified or cashier’s check or by wire transfer of immediately available funds.

Definitions.  For purposes of this Agreement, the following capitalized terms shall have the meanings set forth below:

“Class F-1 Warrants” shall mean Warrants with an initial exercise price of US$0.40 per share and an expiration date of June 30, 2013.
“Class F-2 Warrants” shall mean Warrants with an initial exercise price of US$0.60 per share and an expiration date of June 30, 2013.
“Class F-3 Warrants” shall mean Warrants with an initial exercise price of US$0.75 per share and an expiration date of December 31, 2013.
“Class F-4 Warrants” shall mean Warrants with an initial exercise price of US$0.80 per share and an expiration date of December 31, 2013.
“Class G-1 Warrants” shall mean Warrants with an initial exercise price of US$0.60 per share and an expiration date of August 30, 2014.
“Class G-2 Warrants” shall mean Warrants with an initial exercise price of US$0.75 per share and an expiration date of August 30, 2014.
“Class G-3 Warrants” shall mean Warrants with an initial exercise price of US$0.80 per share and an expiration date of August 30, 2014.
“Common Stock” shall mean the common stock, par value US$.0001 per share, of the Company.
“Equity Securities” shall mean, with respect to the Company, capital stock of the Company or warrants and to purchase capital stock of the Company, and securities convertible into capital stock of the Company other than options provided by the Company’s stock option plan
“Exchange Act” shall mean the Securities Exchange Act of 1934, as amended and in effect from time to time (or any successor statute in effect from time to time).
“Excluded Offering” shall mean: (i) the issuance of Common Stock pursuant to options, warrants or convertible securities outstanding on the date of this Agreement; and (ii) the sale of Common Stock upon the exercise of options or warrants issued after the date of this Agreement principally for compensatory purposes.
“Exempt Offering” shall mean the issuance of Equity Securities by the Company: (i) for compensatory purposes (e.g., to officers, directors, employees or consultants providing services to the Company); (ii) for consideration other than cash or notes; (iii) provided that the Company has complied with its obligations under Section 4.4 of this Agreement, in a public offering registered with the SEC under the Securities Act or with the securities regulatory authority of another jurisdiction; (iv) to a Person who in connection with such issuance has entered or will enter into a joint venture, partnership, licensing, distribution or similar strategic agreement with the Company; (v) as additional consideration for a loan from a commercial bank or other institutional lender; and (vi) in the Offering.
“Monthly Purchase Schedule” shall mean the schedule attached as Exhibit A to this Agreement.
“Person” shall mean any individual, corporation, partnership, limited liability company or other entity.
“Phase I” shall mean the purchases and sales occurring during 2010 and 2011, as provided in the Monthly Purchase Schedule and Section 1.1 of this Agreement.
“Phase I-A” shall mean purchases and sales of Securities at a price initially set at US$0.30 per share as set forth in the Monthly Purchase Schedule.
“Phase I-A Period” shall mean the period commencing on the date of this Agreement and terminating September 1, 2010.
“Phase I-A Price” shall initially mean the per-share price at which the Company issues Securities in Phase I, which shall initially be US$0.30 per share and shall be adjusted down from time to time as contemplated in Section 1.5 and 1.6 of this Agreement.
“Phase II” shall mean the purchases and sales of Securities occurring during the period contemplated as Phase II by the Monthly Purchase Schedule.
“Phase I-B” shall mean purchases and sales of Securities at a price initially set at US$0.50 per share as set forth in the Monthly Purchase Schedule.
“Phase I-B Period” shall mean the period commencing September 2, 2010 and terminating February 1, 2011.
“Phase I-B Price” shall initially mean the per-share price at which the Company issues Securities in Phase I-B, which shall initially be US$0.50 per share and shall be adjusted down from time to time as contemplated in Section 1.5 and 1.6 of this Agreement.
“Phase II Election Period” shall mean the period commencing upon the date the Company files with the United States Food and Drug Administration its 510(k) Application covering muscle pattern recognition and terminating at 5:00 P.M. E.S.T. on the 60th day thereafter.

“Phase II Price” shall initially mean the per-share price at which the Company issues Securities in Phase II, which shall initially be US$0.50 per share and shall be adjusted down from time to time as contemplated in Section 1.5 and 1.6 of this Agreement.
“Preferred Stock” shall mean the Preferred Stock of the Company.
“Regulation D” shall mean Regulation D promulgated by the SEC under the Securities Act.
“Regulation S” shall mean Regulation Ss promulgated by the SEC under the Securities Act.
“Right of First Refusal Period” shall mean the period commencing the date of this Agreement and terminating on the earlier to occur of the last day of Phase II and December 31, 2011.
“SEC” shall mean the United States Securities and Exchange Commission, or any other federal agency at the time administering the Securities Act.
“Securities” shall mean the shares of Common Stock and Warrants issued by the Company pursuant to this Agreement and the shares of Common Stock issued upon exercise of the Warrants.
“Securities Act” shall mean the Securities Act of 1933, as amended, or any successor federal statute, and the rules and regulations of the SEC thereunder.
“Warrants” shall means warrants to purchase Common Stock, which Warrants shall be in the form attached as Exhibit C to this Agreement, appropriately completed with the applicable class designation, exercise price and expiration date.
Miscellaneous

 Notices.  All notices, requests, demands and other communications (collectively, “Notices”) given pursuant to this Agreement shall be in writing, and shall be delivered by personal service, courier, facsimile transmission, email transmission or by first class, registered or certified mail, postage prepaid, addressed to the party at the address set forth on the signature page of this Agreement.  Any Notice, other than a Notice sent by registered or certified mail or facsimile transmission, shall be effective when received; a Notice sent by registered or certified mail, postage prepaid return receipt requested, shall be effective on the earlier of when received or the third day following deposit in the United States mails (or on the seventh day if sent to or from an address outside the United States); a Notice sent by facsimile transmission shall be effective when transmitted so long as the transmitting machine has provided electronic confirmation of such transmission.  Any party may from time to time change its address for further Notices hereunder by giving notice to the other party in the manner prescribed in this Section.

 Entire Agreement.  This Agreement contains the sole and entire agreement and understanding of the parties with respect to the entire subject matter of this Agreement, and any and all prior discussions, negotiations, commitments and understandings, whether oral or otherwise, related to the subject matter of this Agreement are hereby merged herein.

 Arbitration.  In the event of any controversy, breach or dispute arising out of this Agreement, or relating to the interpretation of any term or provision of this Agreement, the parties shall meet and endeavor to resolve in good faith any such controversy or dispute.  If the parties are unable to resolve such controversy or dispute within 30 days, then such controversy or dispute shall be heard in the Netherlands by a single arbitrator who shall be appointed by and conduct the arbitration in accordance with the rules of, the Netherlands Arbitration Institute.  The arbitrator shall decide all issues of fact and law and issue all legal and equitable relief appropriate under the circumstances.  The arbitrator shall apply Dutch law.  Each party shall bear its own costs including attorney’s fees which costs shall not be recoverable in the arbitration unless the arbitrator decides otherwise.  The arbitrator’s decision shall be final and binding.

 Successors.  This Agreement shall be binding upon and inure to the benefit of the parties to this Agreement and their respective successors, heirs and personal representatives.

 Assignment.  No party may assign this Agreement, and any attempted or purported assignment or any delegation of any party’s duties or obligations arising under this Agreement to any third party or entity shall be deemed to be null and void, and shall constitute a material breach by such party of its duties and obligations under this Agreement.

 Waiver and Amendment.  No provision of this Agreement may be waived unless in writing signed by all the parties to this Agreement, and waiver of any one provision of this Agreement shall not be deemed to be a waiver of any other provision.  This Agreement may be amended only by a written agreement executed by all of the parties to this Agreement.

 Governing Law.  This Agreement has been made and entered into in the country of the Netherlands and shall be construed in accordance with the laws of the Netherlands without giving effect to the principles of conflicts of law thereof.

 Captions.  The various captions of this Agreement are for reference only and shall not be considered or referred to in resolving questions of interpretation of this Agreement.

 Execution.  This Agreement may be executed in two or more counterparts, all of which when taken together shall be considered one and the same agreement and shall become effective when counterparts have been signed by each party and delivered to the other party, it being understood that both parties need not sign the same counterpart.  In the event that any signature is delivered by facsimile transmission or by e-mail delivery of a “pdf” format data file, such signature shall create a valid and binding obligation of the party executing (or on whose behalf such signature is executed) with the same force and effect as if such facsimile or “pdf” signature page were an original thereof.

 Currency Determination.  Currency amounts in this Agreement are in United States dollars or Euros.

IN WITNESS WHEREOF, the parties hereto have executed this Stock Purchase Agreement as of the date first above written.
ITECH MEDICAL, INC.
1701117011 Beach Blvd., Suite 900
Huntington Beach, CA  92647

By:
Wayne D. Cockburn, Chief Executive Officer
Fax: (866) 253-4111
E-mail: Wayne.Cockburn@itechmedical.com

PURCHASER

Revox Ventures Ltd.

By:

Name:
Fax:

EXHIBIT A

Monthly Purchase Schedule

Month/ Year	Number Of Shares	Price Per Share ($US)	Total Purchase Price (Euros)	Total Purchase ($US)	Price Per Share ($US)	Total Purchase Price (Euros)	Total Purchase ($US)
Feb-10	450,000	US$0.30	€ 89,951	US$135,000		-	-
Mar-10	383,332	US$0.30	€ 76,625	US$115,000		-	-
Apr-10	450,000	US$0.30	€ 89,951	US$135,000		-	-
May-10	616,666	US$0.30	€ 123,266	US$185,000		-	-
Jun-10	800,000	US$0.30	€ 159,912	US$240,000		-	-
Jul-10	866,666	US$0.30	€ 173,238	US$260,000		-	-
Aug-10	663,336	US$0.30	€ 86,619	US$130,000	US$0.50	€ 76,625	US$115,000
Sep-10	440,000		-		US$0.50	€ 146,586	US$220,000
Oct-10	350,000		-		US$0.50	€ 116,603	US$175,000
Nov-10	320,000		-		US$0.50	€ 106,608	US$160,000
Dec-10	320,000		-		US$0.50	€ 106,608	US$160,000
Jan-11	340,000		-		US$0.50	€ 113,271	US$170,000

Month*	Total Purchase Price (Euros)	Number Of Shares
1	111,050 €	333,334
2	111,050 €	333,333
3	111,050 €	333,333
4	111,050 €	333,333
5	111,050 €	333,333
6	111,050 €	333,334

*Month 1 is the first day of the calendar month following the last day of the Phase II Election Period.

EXHIBIT B

Form of Election Notice

iTech Medical, Inc.
17011 Beach Blvd.
Suite 900
Huntington Beach, CA   92647
U.S.A.

Gentlemen:

Reference is made to that certain Stock Purchase Agreement (the “Agreement”) between iTech Medical, Inc. (the “Company”) and the undersigned pursuant to which the undersigned agreed to purchase shares of Common Stock and Warrants of the Company.  Capitalized terms used in this letter have the meanings ascribed to them in the Agreement.
As contemplated by Section 1.3 of the Agreement, the undersigned hereby elects to participate in Phase II.

Very truly yours,

Purchaser

Date:

EXHIBIT C

Form of Warrant

THE SECURITIES EVIDENCED HEREBY HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, AND MAY NOT BE SOLD, TRANSFERRED, PLEDGED, ASSIGNED, HYPOTHECATED OR OTHERWISE DISPOSED OF EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR AN EXEMPTION FROM REGISTRATION.
____________, 2010 ___________ Series __ Warrants

ITECH MEDICAL, INC.
SERIES __WARRANT CERTIFICATE
This certifies that for value received, _______________, or registered assigns (“Holder”), is the holder of the number of Series______ Warrants (“Warrants”) of iTech Medical, Inc., a Delaware corporation (the “Company”), set forth above.  Each Warrant entitles Holder to purchase one share, subject to adjustment pursuant to Section 0 hereof (each a “Warrant Share”), of common stock, par value US$0.0001 per share (the “Common Stock”), of the Company at the price of U.S. US$____ per share of Common Stock (as adjusted from time to time pursuant to Section 0 hereof) (the “Exercise Price”).
. Expiration of Warrants.  The Warrants shall expire on _______________.
. Exercise of Warrants.

The Holder may exercise the Warrants only by delivery to the Company of:

 written notice of exercise (the “Exercise Notice”) in form and substance identical to Exhibit “A” attached hereto; and

 payment of the Exercise Price of the Warrant Shares in cash or by check.

If less than all of the Warrants evidenced by this Certificate are exercised, a new certificate evidencing the Warrants not so exercised will be issued to the Holder.  Holder may only exercise these Warrants in integral multiples of 100 Warrants unless all Warrants evidenced by this Certificate are being exercised.

 Upon receipt of Exercise Notice and the Exercise Price, the Company shall promptly issue in the name of and deliver to Holder a stock certificate or certificates evidencing the Warrant Shares.

 Notwithstanding anything to the contrary contained herein, the Warrants may not be exercised unless and until any then-applicable requirements of all state and federal laws and regulatory agencies shall have been fully complied with to the reasonable good faith satisfaction of the Company and its counsel and the representations and warranties of Holder made in the Exercise Notice shall be true and correct.

Adjustments upon Recapitalizations.

 In the event that the Company shall at any time hereafter (a) pay a dividend in Common Stock or securities convertible into Common Stock; (b) subdivide or split its outstanding Common Stock; or (c) combine its outstanding Common Stock into a smaller number of shares; then the number of shares to be issued immediately after the occurrence of any such event shall be adjusted so that the Holder thereafter may receive the number of shares of Common Stock it would have owned immediately following such action if it had exercised the Warrants immediately prior to such action and the Exercise Price shall be adjusted to reflect such proportionate increases or decreases in the number of shares.

 In case of any reclassification of the outstanding shares of Common Stock (other than a change covered by Section 0 hereof or a change which solely affects the par value of such shares) or in the case of any merger, consolidation or reorganization in which holders of the Common Stock receive shares of stock or other securities or property (including cash) in exchange for their shares of Common Stock, thereafter the Holder shall receive, upon exercise of each Warrant, for the same Exercise Price payable hereunder immediately prior to such event, the kind and amount of shares of stock or other securities or property the Holder would have received had the Holder exercised such Warrant immediately prior to such event.  The provisions of this Section 0 shall similarly apply to successive reclassifications, mergers, consolidations and other reorganizations.

 The provisions of this Section 0 are intended to be exclusive, and Holder shall have no other rights upon the occurrence of any of the events described in this Section 0.

 The existence of the Warrants shall not affect in any way the right or power of the Company to make adjustments, reclassifications, reorganizations or changes in its capital or business structure, or to merge, consolidate, dissolve or liquidate, or to sell or transfer all or any part of its business or assets.
. Rights As Stockholder.  Holder shall have no rights, privileges, duties, or obligations whatsoever as shareholder of the Company, including the right to vote, receive dividends, consent, or receive notices as a shareholder in respect of any meeting of shareholders for the election of directors of the Company or any other matter until such time as Holder duly exercises the Warrants in accordance with Section 0 hereof.
. Transfer of Warrants.  Holder agrees not to sell, assign, transfer, pledge, grant a security interest in, or otherwise dispose of, with or without consideration (“Transfer”), the Warrants except pursuant to an effective registration statement under the Securities Act of 1933, as amended (the “Securities Act”), or an exemption from registration.  As a further condition to any such Transfer, except in the event that such Transfer is made pursuant to an effective registration statement under the Securities Act, if in the reasonable opinion of counsel to the Company any Transfer of the Warrants by the contemplated transferee thereof would not be exempt from the registration and prospectus delivery requirements of the Securities Act, the Company may require the contemplated transferee to furnish the Company with an investment letter setting forth such information and agreements as may be reasonably requested by the Company to ensure compliance by such transferee with the Securities Act.

Fractional Shares.  No fractional shares of Common Stock shall be issued upon exercise of the Warrants.  In lieu of such fractional shares, the Company shall make a cash payment therefor based on the fair market value of the Common Stock on the date of exercise as determined in good faith by the Board of Directors of the Company.  If more than one Warrant shall be exercised at or about the same time by the same Holder, the number of full shares of Common Stock issuable upon exercise shall be computed on the basis of the aggregate number of Warrants exercised.
. General Provisions.

 Notices.  All notices, requests, demands and other communications hereunder shall be in writing and shall be given to the parties hereto as follows:  If to the Company, to the Chief Executive Officer at the principal executive offices of the Company and, if to Holder, to Holder at the address set forth on the books and records of the Company.  Either party may change its address for notices by notice in the manner set forth herein.  Any such notice, request, demand or other communication shall be effective (a) if given by mail, five days after such communication is deposited in the mail by first-class certified mail, return receipt requested, postage prepaid, addressed as aforesaid, or (b) if given by any other means, when delivered at the address specified in this Section 0.

 Governing Law.  This Agreement shall be construed in accordance with the laws of the State of California without giving effect to the principles of conflicts of law thereof.

 Loss, Theft, Destruction or Mutilation of Warrant.  Upon receipt by the Company of evidence reasonably satisfactory to it of the loss, theft, destruction or mutilation of the Warrants, and in case of loss, theft or destruction, of indemnity or security reasonably satisfactory to the Company, and upon reimbursement to the Company of all reasonable expenses incidental thereto, and upon surrender and cancellation of the Warrants, if mutilated, the Company will make and deliver a new warrant of like tenor and dated as of such cancellation, in lieu of the Warrants.

 Miscellaneous.  Titles and captions contained herein are inserted for convenience of reference only and do not constitute a part hereof for any other purpose.  Except as specifically provided herein, neither the Warrants nor any right pursuant hereto or interest herein shall be assignable by any of the parties hereto without the prior written consent of the other party hereto.

 Entire Warrant.  This Certificate and the exhibits hereto constitute the entire understanding and agreement of the parties hereto with respect to the subject matter hereof and supersede all prior and contemporaneous agreements or understandings, inducements or conditions, express or implied, written or oral, between the parties with respect hereto.

 Severability.  The invalidity or unenforceability of any provision of the Warrants in any jurisdiction shall not affect the validity or enforceability of such provision in any other jurisdiction, or affect any other provision of the Warrants, which shall remain in full force and effect.

 Dispute Resolution.  In the event of any dispute arising out of or relating to the Warrants, then such dispute shall be resolved solely and exclusively by confidential binding arbitration with the Orange, California branch of JAMS (“JAMS”) to be governed by JAMS’ Commercial Rules of Arbitration in effect at the time the arbitration commences (the “JAMS Rules”) and heard before one arbitrator.  The parties shall attempt to mutually select the arbitrator.  In the event they are unable to mutually agree, the arbitrator shall be selected by the procedures prescribed by the JAMS Rules.  Each party shall bear its own attorneys’ fees, expert witness fees, and costs incurred in connection with any arbitration.
I
N WITNESS WHEREOF, this Series __ Warrant Certificate has been executed as of the date first above written.
ITECH MEDICAL, INC.
By: __________________

EXHIBIT “A”
NOTICE OF EXERCISE
(to be signed only upon exercise of the warrants)
To:           ITECH MEDICAL, INC.

The undersigned hereby elects to purchase shares of Common Stock (the “Warrant Shares”) of iTech Medical, Inc., a Delaware corporation (the “Company”), pursuant to the terms of the enclosed Series __ Warrant Certificate (the “Certificate”).  The undersigned tenders herewith payment of the exercise price pursuant to the terms of the Certificate.

The undersigned hereby represents and warrants to, and agrees with, the Company as follows:

 The undersigned is acquiring the Warrant Shares for the undersigned’s own account, for investment purposes only.

 The undersigned understands that an investment in the Warrant Shares involves a high degree of risk, and the undersigned has the financial ability to bear the economic risk of this investment in the Warrant Shares, including a complete loss of such investment. The undersigned has adequate means for providing for its current financial needs and has no need for liquidity with respect to this investment.

 The undersigned is an “accredited investor” as that term is defined in Rule 501(a) under Regulation D promulgated pursuant to the Securities Act of 1933, as amended (the “Securities Act”).
 The undersigned has such knowledge and experience in financial and business matters that the undersigned is capable of evaluating the merits and risks of an investment in the Warrant Shares and in protecting the undersigned’s own interest in connection with this transaction.

 The undersigned understands that the issuance of the Warrant Shares has not been and will not be registered under the Securities Act or under any state securities laws.  The undersigned is familiar with the provisions of the Securities Act and Rule 144 thereunder and understands that the restrictions on sale, transfer, pledge and assignment (“Transfer”) placed on the Warrant Shares may result in the undersigned being required to hold the Warrant Shares for an indefinite period of time.

 The undersigned believes that it has received all the information it considers necessary or appropriate for deciding whether to invest in the Warrant Shares, and the undersigned has had an opportunity to ask questions and receive answers from the Company and its officers and directors regarding the business, prospects and financial condition of the Company.

 The undersigned agrees not to Transfer any of the Warrant Shares except pursuant to an effective registration statement under the Securities Act or an exemption from registration.  As a further condition to any such Transfer, except in the event that such Transfer is made pursuant to an effective registration statement under the Securities Act, if in the reasonable opinion of counsel to the Company any Transfer of the Warrant Shares by the contemplated transferee thereof would not be exempt from the registration and prospectus delivery requirements of the Securities Act, the Company may require the contemplated transferee to furnish it with an investment letter setting forth such information and agreements as may be reasonably requested by the Company to ensure compliance by such transferee with the Securities Act.

Each certificate evidencing the Warrant Shares will bear either the following legend or a similar legend:

“THE SECURITIES EVIDENCED HEREBY HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, AND MAY NOT BE SOLD, TRANSFERRED, PLEDGED, ASSIGNED, HYPOTHECATED OR OTHERWISE DISPOSED OF EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR AN EXEMPTION FROM REGISTRATION.”

Number of Warrants Exercised:  _____________
Amount Funded:  US$_____________

Dated:	[Name]

FIRST AMENDMENT TO
STOCK PURCHASE AGREEMENT
BETWEEN ITECH MEDICAL, INC.
AND
REVOX VENTURES LIMITED

This Amendment to the Stock Purchase Agreement, dated the _____ of March, 2010, is entered into between ITECH MEDICAL, INC., of the first part (the “Corporation”) and REVOX VENTURES LIMITED, of the second part (“Revox”).

RECITALS

WHEREAS, the Corporation and Revox entered into a Stock Purchase Agreement (the “Agreement”) dated March 10, 2010; and

WHEREAS, the Corporation and Revox have agreed to amend the Agreement;

NOW THEREFORE, the Corporation and Revox hereby stipulate and agree that the Agreement should be amended and clarified as follows:

Paragraph 1.1 of the Agreement is hereby amended to read as follows:

Agreement to Purchase and Sell.

 Phase I.  The Company hereby agrees to issue and sell to the Purchaser, and the Purchaser hereby agrees to purchase from the Company, the following (“Phase I”):

 On the date of execution of this Agreement, for a purchase price equal to the sum of the purchase prices set forth in the Monthly Purchase Schedule for each calendar month commencing April 2010 through the calendar month in which this Agreement is dated: (a) a number of shares of Common Stock equal to the sum of such monthly purchase amounts divided by US$0.30 and (b) a number of Class F-1 Warrants equal to the number of shares purchased pursuant to subsection (a); and

 On the first day of each calendar month commencing after the date of this Agreement through March 2011, for a purchase price equal to the monthly purchase amount for each such month on the Monthly Purchase Schedule: (a) a number of shares of Common Stock equal to such monthly purchase amount divided by the then applicable Phase I-A Price (if the purchase is in Phase I-A) or the then applicable Phase I-B Price (if the purchase is in Phase I-B); and (b) a number of Class F-1 Warrants (for issuances in Phase I-A) or Class F-2 Warrants (for issuances in Phase I-B) equal to the number of shares purchased pursuant to subsection (a).

Paragraph 5, Definitions, of the Agreement is hereby amended to read as follows:

Definitions.  For purposes of this Agreement, the following capitalized terms shall have the meanings set forth below:

“Class F-1 Warrants” shall mean Warrants with an initial exercise price of US$0.40 per share and an expiration date of August 31, 2013.
“Class F-2 Warrants” shall mean Warrants with an initial exercise price of US$0.60 per share and an expiration date of August 31, 2013.
“Class F-3 Warrants” shall mean Warrants with an initial exercise price of US$0.75 per share and an expiration date of February 28, 2014.
“Class F-4 Warrants” shall mean Warrants with an initial exercise price of US$0.80 per share and an expiration date of February 28, 2014.
“Class G-1 Warrants” shall mean Warrants with an initial exercise price of US$0.60 per share and an expiration date of October 31, 2014.
“Class G-2 Warrants” shall mean Warrants with an initial exercise price of US$0.75 per share and an expiration date of October 31, 2014.
“Class G-3 Warrants” shall mean Warrants with an initial exercise price of US$0.80 per share and an expiration date of October 31, 2014.
“Phase I-A Period” shall mean the period commencing on the date of this Agreement and terminating November 1, 2010.
“Phase I-B Period” shall mean the period commencing November 2, 2010 and terminating April 1, 2011.

Exhibit ‘A’ of the Agreement is hereby amended to read as follows:

[THIS AREA HAS BEEN LEFT INTENTIONALLY BLANK.]

EXHIBIT A-1

Monthly Purchase Schedule

Month/ Year	Number Of Shares	Price Per Share (US$)	Total Purchase Price (Euros)	Total Purchase (US$)	Price Per Share (US$)	Total Purchase Price (Euros)	Total Purchase (US$)
Apr-10	680,000	US$0.30	€ 135,905	US$204,000		-	-
May-10	593,333	US$0.30	€ 118,581	US$178,000		-	-
Jun-10	523,333	US$0.30	€ 104,589	US$157,000		-	-
Jul-10	560,000	US$0.30	€ 111,918	US$168,000		-	-
Aug-10	683,334	US$0.30	€ 136,572	US$205,000		-	-
Sep-10	773,333	US$0.30	€ 154,561	US$232,000		-	-
Oct-10	508,667	US$0.30	€ 37,293	US$56,000	US$0.50	€ 107,254	US$161,000
Nov-10	458,000		-		US$0.50	€ 152,562	US$229,000
Dec-10	338,000		-		US$0.50	€ 112,585	US$169,000
Jan-11	274,000		-		US$0.50	€ 91,263	US$137,000
Feb-11	272,000		-		US$0.50	€ 90,595	US$136,000
Mar-11	336,000		-		US$0.50	€ 111,917	US$168,000

Month*	Total Purchase Price (Euros)	Total Purchase Price (US$)	Number Of Shares
1	111,050 €	US$166,666	333,334
2	111,050 €	US$166,666	333,333
3	111,050 €	US$166,667	333,333
4	111,050 €	US$166,667	333,333
5	111,050 €	US$166,667	333,333
6	111,050 €	US$166,667	333,334

*Month 1 is the first day of the calendar month following the last day of the Phase II Election Period.

EXHIBIT A-2

Summary of Shares and Warrants Purchased

As Described	Quantity	Quantity	Exercise
in the Agreement	Shares	Warrants	Price	Investment

Phase I-A - Shares	4,000,000		$0.30	$ 1,200,000
F-1 Warrants		4,000,000	$0.40

Phase I-B Shares	2,000,000		$0.50	$ 1,000,000
F-2 Warrants		2,000,000	$0.60
F-3 Warrants		1,000,000	$0.75
F-4 Warrants		1,000,000	$0.80

Total	6,000,000	8,000,000		$ 2,200,000

Phase II Shares	2,000,000		$0.50	$ 1,000,000
G-1 Warrants		2,000,000	$0.40
G-2 Warrants		1,000,000	$0.75
G-3 Warrants		1,000,000	$0.80

Total	2,000,000	4,000,000		$ 1,000,000

IN WITNESS WHEREOF THE CORPORATION AND REVOX HAVE EXECUTED THIS AGREEMENT AND RELEASE.
ITECH MEDICAL, INC.

By:
      Name:  Wayne Cockburn
      Title:     CEO
REVOX VENTURES LIMITED

By:
      Name:
      Title:

Exhibit 10
Form of Series A Warrant

THE SECURITIES EVIDENCED HEREBY HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, AND MAY NOT BE SOLD, TRANSFERRED, PLEDGED, ASSIGNED, HYPOTHECATED OR OTHERWISE DISPOSED OF EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR AN EXEMPTION FROM REGISTRATION.

_______________ ____________ Series A Warrants

ITECH MEDICAL, INC.

SERIES A WARRANT CERTIFICATE

This certifies that for value received, ___________________, or registered assigns (“Holder”), is the holder of the number of Series A Warrants (“Warrants”) of iTech Medical, Inc., a Delaware corporation (the “Company”), set forth above.  Each Warrant entitles Holder to purchase one share, subject to adjustment pursuant to Section 0 hereof (each a “Warrant Share”), of common stock, par value $0.0001 per share (the “Common Stock”), of the Company at the price of U.S. $0.50 per share of Common Stock (as adjusted from time to time pursuant to Section 0 hereof) (the “Exercise Price”).

Expiration of Warrants.  The Warrants shall expire on June 30, 2011.

Exercise of Warrants.

 The Holder may exercise the Warrants only by delivery to the Company of:

 written notice of exercise (the “Exercise Notice”) in form and substance identical to Exhibit “A” attached hereto; and

 payment of the Exercise Price of the Warrant Shares in cash or by check.

If less than all of the Warrants evidenced by this Certificate are exercised, a new certificate evidencing the Warrants not so exercised will be issued to the Holder.  Holder may only exercise these Warrants in integral multiples of 100 Warrants unless all Warrants evidenced by this Certificate are being exercised.

 Upon receipt of Exercise Notice and the Exercise Price, the Company shall promptly issue in the name of and deliver to Holder a stock certificate or certificates evidencing the Warrant Shares.
 Notwithstanding anything to the contrary contained herein, the Warrants may not be exercised unless and until any then-applicable requirements of all state and federal laws and regulatory agencies shall have been fully complied with to the reasonable good faith satisfaction of the Company and its counsel and the representations and warranties of Holder made in the Exercise Notice shall be true and correct.

Adjustments upon Recapitalizations.
In the event that the Company shall at any time hereafter (a) pay a dividend in Common Stock or securities convertible into Common Stock; (b) subdivide or split its outstanding Common Stock; or (c) combine its outstanding Common Stock into a smaller number of shares; then the number of shares to be issued immediately after the occurrence of any such event shall be adjusted so that the Holder thereafter may receive the number of shares of Common Stock it would have owned immediately following such action if it had exercised the Warrants immediately prior to such action and the Exercise Price shall be adjusted to reflect such proportionate increases or decreases in the number of shares.
In case of any reclassification of the outstanding shares of Common Stock (other than a change covered by Section 0 hereof or a change which solely affects the par value of such shares) or in the case of any merger, consolidation or reorganization in which holders of the Common Stock receive shares of stock or other securities or property (including cash) in exchange for their shares of Common Stock, thereafter the Holder shall receive, upon exercise of each Warrant, for the same Exercise Price payable hereunder immediately prior to such event, the kind and amount of shares of stock or other securities or property the Holder would have received had the Holder exercised such Warrant immediately prior to such event.  The provisions of this Section 0 shall similarly apply to successive reclassifications, mergers, consolidations and other reorganizations.
The provisions of this Section 0 are intended to be exclusive, and Holder shall have no other rights upon the occurrence of any of the events described in this Section 0.
The existence of the Warrants shall not affect in any way the right or power of the Company to make adjustments, reclassifications, reorganizations or changes in its capital or business structure, or to merge, consolidate, dissolve or liquidate, or to sell or transfer all or any part of its business or assets.
Rights As Stockholder.  Holder shall have no rights, privileges, duties, or obligations whatsoever as shareholder of the Company, including the right to vote, receive dividends, consent, or receive notices as a shareholder in respect of any meeting of shareholders for the election of directors of the Company or any other matter until such time as Holder duly exercises the Warrants in accordance with Section 0 hereof.
Transfer of Warrants.  Holder agrees not to sell, assign, transfer, pledge, grant a security interest in, or otherwise dispose of, with or without consideration (“Transfer”), the Warrants except pursuant to an effective registration statement under the Securities Act of 1933, as amended (the “Securities Act”), or an exemption from registration.  As a further condition to any such Transfer, except in the event that such Transfer is made pursuant to an effective registration statement under the Securities Act, if in the reasonable opinion of counsel to the Company any Transfer of the Warrants by the contemplated transferee thereof would not be exempt from the registration and prospectus delivery requirements of the Securities Act, the Company may require the contemplated transferee to furnish the Company with an investment letter setting forth such information and agreements as may be reasonably requested by the Company to ensure compliance by such transferee with the Securities Act.
Fractional Shares.  No fractional shares of Common Stock shall be issued upon exercise of the Warrants.  In lieu of such fractional shares, the Company shall make a cash payment therefor based on the fair market value of the Common Stock on the date of exercise as determined in good faith by the Board of Directors of the Company.  If more than one Warrant shall be exercised at or about the same time by the same Holder, the number of full shares of Common Stock issuable upon exercise shall be computed on the basis of the aggregate number of Warrants exercised.
General Provisions.
Notices.  All notices, requests, demands and other communications hereunder shall be in writing and shall be given to the parties hereto as follows:  If to the Company, to the Chief Executive Officer at the principal executive offices of the Company and, if to Holder, to Holder at the address set forth on the books and records of the Company.  Either party may change its address for notices by notice in the manner set forth herein.  Any such notice, request, demand or other communication shall be effective (a) if given by mail, five days after such communication is deposited in the mail by first-class certified mail, return receipt requested, postage prepaid, addressed as aforesaid, or (b) if given by any other means, when delivered at the address specified in this Section 0.

Governing Law.  This Agreement shall be construed in accordance with the laws of the State of California without giving effect to the principles of conflicts of law thereof.
Loss, Theft, Destruction or Mutilation of Warrant.  Upon receipt by the Company of evidence reasonably satisfactory to it of the loss, theft, destruction or mutilation of the Warrants, and in case of loss, theft or destruction, of indemnity or security reasonably satisfactory to the Company, and upon reimbursement to the Company of all reasonable expenses incidental thereto, and upon surrender and cancellation of the Warrants, if mutilated, the Company will make and deliver a new warrant of like tenor and dated as of such cancellation, in lieu of the Warrants.
Miscellaneous.  Titles and captions contained herein are inserted for convenience of reference only and do not constitute a part hereof for any other purpose.  Except as specifically provided herein, neither the Warrants nor any right pursuant hereto or interest herein shall be assignable by any of the parties hereto without the prior written consent of the other party hereto.
Entire Warrant.  This Certificate and the exhibits hereto constitute the entire understanding and agreement of the parties hereto with respect to the subject matter hereof and supersede all prior and contemporaneous agreements or understandings, inducements or conditions, express or implied, written or oral, between the parties with respect hereto.
Severability.  The invalidity or unenforceability of any provision of the Warrants in any jurisdiction shall not affect the validity or enforceability of such provision in any other jurisdiction, or affect any other provision of the Warrants, which shall remain in full force and effect.
Dispute Resolution.  In the event of any dispute arising out of or relating to the Warrants, then such dispute shall be resolved solely and exclusively by confidential binding arbitration with the Orange, California branch of JAMS (“JAMS”) to be governed by JAMS’ Commercial Rules of Arbitration in effect at the time the arbitration commences (the “JAMS Rules”) and heard before one arbitrator.  The parties shall attempt to mutually select the arbitrator.  In the event they are unable to mutually agree, the arbitrator shall be selected by the procedures prescribed by the JAMS Rules.  Each party shall bear its own attorneys’ fees, expert witness fees, and costs incurred in connection with any arbitration.
IN WITNESS WHEREOF, this Series A Warrant Certificate has been executed as of the date first above written.

ITECH MEDICAL, INC.
By: __________________________ Date: __________________________

Exhibit 10
Form of Series B Warrant

THE SECURITIES EVIDENCED HEREBY HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, AND MAY NOT BE SOLD, TRANSFERRED, PLEDGED, ASSIGNED, HYPOTHECATED OR OTHERWISE DISPOSED OF EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR AN EXEMPTION FROM REGISTRATION.

_______________ ____________ Series B Warrants

ITECH MEDICAL, INC.

SERIES B WARRANT CERTIFICATE

This certifies that for value received, ___________________, or registered assigns (“Holder”), is the holder of the number of Series B Warrants (“Warrants”) of iTech Medical, Inc., a Delaware corporation (the “Company”), set forth above.  Each Warrant entitles Holder to purchase one share, subject to adjustment pursuant to Section 0 hereof (each a “Warrant Share”), of common stock, par value $0.0001 per share (the “Common Stock”), of the Company at the price of U.S. $1.00 per share of Common Stock (as adjusted from time to time pursuant to Section 0 hereof) (the “Exercise Price”).

Expiration of Warrants.  The Warrants shall expire on December 31, 2011.

Exercise of Warrants.

 The Holder may exercise the Warrants only by delivery to the Company of:

 written notice of exercise (the “Exercise Notice”) in form and substance identical to Exhibit “A” attached hereto; and

 payment of the Exercise Price of the Warrant Shares in cash or by check.

If less than all of the Warrants evidenced by this Certificate are exercised, a new certificate evidencing the Warrants not so exercised will be issued to the Holder.  Holder may only exercise these Warrants in integral multiples of 100 Warrants unless all Warrants evidenced by this Certificate are being exercised.

 Upon receipt of Exercise Notice and the Exercise Price, the Company shall promptly issue in the name of and deliver to Holder a stock certificate or certificates evidencing the Warrant Shares.
 Notwithstanding anything to the contrary contained herein, the Warrants may not be exercised unless and until any then-applicable requirements of all state and federal laws and regulatory agencies shall have been fully complied with to the reasonable good faith satisfaction of the Company and its counsel and the representations and warranties of Holder made in the Exercise Notice shall be true and correct.

Adjustments upon Recapitalizations.
In the event that the Company shall at any time hereafter (a) pay a dividend in Common Stock or securities convertible into Common Stock; (b) subdivide or split its outstanding Common Stock; or (c) combine its outstanding Common Stock into a smaller number of shares; then the number of shares to be issued immediately after the occurrence of any such event shall be adjusted so that the Holder thereafter may receive the number of shares of Common Stock it would have owned immediately following such action if it had exercised the Warrants immediately prior to such action and the Exercise Price shall be adjusted to reflect such proportionate increases or decreases in the number of shares.
In case of any reclassification of the outstanding shares of Common Stock (other than a change covered by Section 0 hereof or a change which solely affects the par value of such shares) or in the case of any merger, consolidation or reorganization in which holders of the Common Stock receive shares of stock or other securities or property (including cash) in exchange for their shares of Common Stock, thereafter the Holder shall receive, upon exercise of each Warrant, for the same Exercise Price payable hereunder immediately prior to such event, the kind and amount of shares of stock or other securities or property the Holder would have received had the Holder exercised such Warrant immediately prior to such event.  The provisions of this Section 0 shall similarly apply to successive reclassifications, mergers, consolidations and other reorganizations.
The provisions of this Section 0 are intended to be exclusive, and Holder shall have no other rights upon the occurrence of any of the events described in this Section 0.
The existence of the Warrants shall not affect in any way the right or power of the Company to make adjustments, reclassifications, reorganizations or changes in its capital or business structure, or to merge, consolidate, dissolve or liquidate, or to sell or transfer all or any part of its business or assets.
Rights As Stockholder.  Holder shall have no rights, privileges, duties, or obligations whatsoever as shareholder of the Company, including the right to vote, receive dividends, consent, or receive notices as a shareholder in respect of any meeting of shareholders for the election of directors of the Company or any other matter until such time as Holder duly exercises the Warrants in accordance with Section 0 hereof.
Transfer of Warrants.  Holder agrees not to sell, assign, transfer, pledge, grant a security interest in, or otherwise dispose of, with or without consideration (“Transfer”), the Warrants except pursuant to an effective registration statement under the Securities Act of 1933, as amended (the “Securities Act”), or an exemption from registration.  As a further condition to any such Transfer, except in the event that such Transfer is made pursuant to an effective registration statement under the Securities Act, if in the reasonable opinion of counsel to the Company any Transfer of the Warrants by the contemplated transferee thereof would not be exempt from the registration and prospectus delivery requirements of the Securities Act, the Company may require the contemplated transferee to furnish the Company with an investment letter setting forth such information and agreements as may be reasonably requested by the Company to ensure compliance by such transferee with the Securities Act.
Fractional Shares.  No fractional shares of Common Stock shall be issued upon exercise of the Warrants.  In lieu of such fractional shares, the Company shall make a cash payment therefor based on the fair market value of the Common Stock on the date of exercise as determined in good faith by the Board of Directors of the Company.  If more than one Warrant shall be exercised at or about the same time by the same Holder, the number of full shares of Common Stock issuable upon exercise shall be computed on the basis of the aggregate number of Warrants exercised.

General Provisions.
Notices.  All notices, requests, demands and other communications hereunder shall be in writing and shall be given to the parties hereto as follows:  If to the Company, to the Chief Executive Officer at the principal executive offices of the Company and, if to Holder, to Holder at the address set forth on the books and records of the Company.  Either party may change its address for notices by notice in the manner set forth herein.  Any such notice, request, demand or other communication shall be effective (a) if given by mail, five days after such communication is deposited in the mail by first-class certified mail, return receipt requested, postage prepaid, addressed as aforesaid, or (b) if given by any other means, when delivered at the address specified in this Section 0.
Governing Law.  This Agreement shall be construed in accordance with the laws of the State of California without giving effect to the principles of conflicts of law thereof.
Loss, Theft, Destruction or Mutilation of Warrant.  Upon receipt by the Company of evidence reasonably satisfactory to it of the loss, theft, destruction or mutilation of the Warrants, and in case of loss, theft or destruction, of indemnity or security reasonably satisfactory to the Company, and upon reimbursement to the Company of all reasonable expenses incidental thereto, and upon surrender and cancellation of the Warrants, if mutilated, the Company will make and deliver a new warrant of like tenor and dated as of such cancellation, in lieu of the Warrants.
Miscellaneous.  Titles and captions contained herein are inserted for convenience of reference only and do not constitute a part hereof for any other purpose.  Except as specifically provided herein, neither the Warrants nor any right pursuant hereto or interest herein shall be assignable by any of the parties hereto without the prior written consent of the other party hereto.
Entire Warrant.  This Certificate and the exhibits hereto constitute the entire understanding and agreement of the parties hereto with respect to the subject matter hereof and supersede all prior and contemporaneous agreements or understandings, inducements or conditions, express or implied, written or oral, between the parties with respect hereto.
Severability.  The invalidity or unenforceability of any provision of the Warrants in any jurisdiction shall not affect the validity or enforceability of such provision in any other jurisdiction, or affect any other provision of the Warrants, which shall remain in full force and effect.
Dispute Resolution.  In the event of any dispute arising out of or relating to the Warrants, then such dispute shall be resolved solely and exclusively by confidential binding arbitration with the Orange, California branch of JAMS (“JAMS”) to be governed by JAMS’ Commercial Rules of Arbitration in effect at the time the arbitration commences (the “JAMS Rules”) and heard before one arbitrator.  The parties shall attempt to mutually select the arbitrator.  In the event they are unable to mutually agree, the arbitrator shall be selected by the procedures prescribed by the JAMS Rules.  Each party shall bear its own attorneys’ fees, expert witness fees, and costs incurred in connection with any arbitration.
IN WITNESS WHEREOF, this Series B Warrant Certificate has been executed as of the date first above written.

ITECH MEDICAL, INC.
By: __________________________ Date: __________________________

Exhibit 10
Form of Series C Warrant

THE SECURITIES EVIDENCED HEREBY HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, AND MAY NOT BE SOLD, TRANSFERRED, PLEDGED, ASSIGNED, HYPOTHECATED OR OTHERWISE DISPOSED OF EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR AN EXEMPTION FROM REGISTRATION.

_______________ ____________ Series C Warrants

ITECH MEDICAL, INC.

SERIES C WARRANT CERTIFICATE

This certifies that for value received, ___________________, or registered assigns (“Holder”), is the holder of the number of Series C Warrants (“Warrants”) of iTech Medical, Inc., a Delaware corporation (the “Company”), set forth above.  Each Warrant entitles Holder to purchase one share, subject to adjustment pursuant to Section 0 hereof (each a “Warrant Share”), of common stock, par value $0.0001 per share (the “Common Stock”), of the Company at the price of U.S. $1.25 per share of Common Stock (as adjusted from time to time pursuant to Section 0 hereof) (the “Exercise Price”).

Expiration of Warrants.  The Warrants shall expire on September 1, 2012.

Exercise of Warrants.

 The Holder may exercise the Warrants only by delivery to the Company of:

 written notice of exercise (the “Exercise Notice”) in form and substance identical to Exhibit “A” attached hereto; and

 payment of the Exercise Price of the Warrant Shares in cash or by check.

If less than all of the Warrants evidenced by this Certificate are exercised, a new certificate evidencing the Warrants not so exercised will be issued to the Holder.  Holder may only exercise these Warrants in integral multiples of 100 Warrants unless all Warrants evidenced by this Certificate are being exercised.

Upon receipt of Exercise Notice and the Exercise Price, the Company shall promptly issue in the name of and deliver to Holder a stock certificate or certificates evidencing the Warrant Shares.
Notwithstanding anything to the contrary contained herein, the Warrants may not be exercised unless and until any then-applicable requirements of all state and federal laws and regulatory agencies shall have been fully complied with to the reasonable good faith satisfaction of the Company and its counsel and the representations and warranties of Holder made in the Exercise Notice shall be true and correct.

Adjustments upon Recapitalizations.
In the event that the Company shall at any time hereafter (a) pay a dividend in Common Stock or securities convertible into Common Stock; (b) subdivide or split its outstanding Common Stock; or (c) combine its outstanding Common Stock into a smaller number of shares; then the number of shares to be issued immediately after the occurrence of any such event shall be adjusted so that the Holder thereafter may receive the number of shares of Common Stock it would have owned immediately following such action if it had exercised the Warrants immediately prior to such action and the Exercise Price shall be adjusted to reflect such proportionate increases or decreases in the number of shares.
In case of any reclassification of the outstanding shares of Common Stock (other than a change covered by Section 0 hereof or a change which solely affects the par value of such shares) or in the case of any merger, consolidation or reorganization in which holders of the Common Stock receive shares of stock or other securities or property (including cash) in exchange for their shares of Common Stock, thereafter the Holder shall receive, upon exercise of each Warrant, for the same Exercise Price payable hereunder immediately prior to such event, the kind and amount of shares of stock or other securities or property the Holder would have received had the Holder exercised such Warrant immediately prior to such event.  The provisions of this Section 0 shall similarly apply to successive reclassifications, mergers, consolidations and other reorganizations.
The provisions of this Section 0 are intended to be exclusive, and Holder shall have no other rights upon the occurrence of any of the events described in this Section 0.
The existence of the Warrants shall not affect in any way the right or power of the Company to make adjustments, reclassifications, reorganizations or changes in its capital or business structure, or to merge, consolidate, dissolve or liquidate, or to sell or transfer all or any part of its business or assets.
Rights As Stockholder.  Holder shall have no rights, privileges, duties, or obligations whatsoever as shareholder of the Company, including the right to vote, receive dividends, consent, or receive notices as a shareholder in respect of any meeting of shareholders for the election of directors of the Company or any other matter until such time as Holder duly exercises the Warrants in accordance with Section 0 hereof.
Transfer of Warrants.  Holder agrees not to sell, assign, transfer, pledge, grant a security interest in, or otherwise dispose of, with or without consideration (“Transfer”), the Warrants except pursuant to an effective registration statement under the Securities Act of 1933, as amended (the “Securities Act”), or an exemption from registration.  As a further condition to any such Transfer, except in the event that such Transfer is made pursuant to an effective registration statement under the Securities Act, if in the reasonable opinion of counsel to the Company any Transfer of the Warrants by the contemplated transferee thereof would not be exempt from the registration and prospectus delivery requirements of the Securities Act, the Company may require the contemplated transferee to furnish the Company with an investment letter setting forth such information and agreements as may be reasonably requested by the Company to ensure compliance by such transferee with the Securities Act.
Fractional Shares.  No fractional shares of Common Stock shall be issued upon exercise of the Warrants.  In lieu of such fractional shares, the Company shall make a cash payment therefor based on the fair market value of the Common Stock on the date of exercise as determined in good faith by the Board of Directors of the Company.  If more than one Warrant shall be exercised at or about the same time by the same Holder, the number of full shares of Common Stock issuable upon exercise shall be computed on the basis of the aggregate number of Warrants exercised.

General Provisions.
Notices.  All notices, requests, demands and other communications hereunder shall be in writing and shall be given to the parties hereto as follows:  If to the Company, to the Chief Executive Officer at the principal executive offices of the Company and, if to Holder, to Holder at the address set forth on the books and records of the Company.  Either party may change its address for notices by notice in the manner set forth herein.  Any such notice, request, demand or other communication shall be effective (a) if given by mail, five days after such communication is deposited in the mail by first-class certified mail, return receipt requested, postage prepaid, addressed as aforesaid, or (b) if given by any other means, when delivered at the address specified in this Section 0.
Governing Law.  This Agreement shall be construed in accordance with the laws of the State of California without giving effect to the principles of conflicts of law thereof.
Loss, Theft, Destruction or Mutilation of Warrant.  Upon receipt by the Company of evidence reasonably satisfactory to it of the loss, theft, destruction or mutilation of the Warrants, and in case of loss, theft or destruction, of indemnity or security reasonably satisfactory to the Company, and upon reimbursement to the Company of all reasonable expenses incidental thereto, and upon surrender and cancellation of the Warrants, if mutilated, the Company will make and deliver a new warrant of like tenor and dated as of such cancellation, in lieu of the Warrants.
Miscellaneous.  Titles and captions contained herein are inserted for convenience of reference only and do not constitute a part hereof for any other purpose.  Except as specifically provided herein, neither the Warrants nor any right pursuant hereto or interest herein shall be assignable by any of the parties hereto without the prior written consent of the other party hereto.
Entire Warrant.  This Certificate and the exhibits hereto constitute the entire understanding and agreement of the parties hereto with respect to the subject matter hereof and supersede all prior and contemporaneous agreements or understandings, inducements or conditions, express or implied, written or oral, between the parties with respect hereto.
Severability.  The invalidity or unenforceability of any provision of the Warrants in any jurisdiction shall not affect the validity or enforceability of such provision in any other jurisdiction, or affect any other provision of the Warrants, which shall remain in full force and effect.
Dispute Resolution.  In the event of any dispute arising out of or relating to the Warrants, then such dispute shall be resolved solely and exclusively by confidential binding arbitration with the Orange, California branch of JAMS (“JAMS”) to be governed by JAMS’ Commercial Rules of Arbitration in effect at the time the arbitration commences (the “JAMS Rules”) and heard before one arbitrator.  The parties shall attempt to mutually select the arbitrator.  In the event they are unable to mutually agree, the arbitrator shall be selected by the procedures prescribed by the JAMS Rules.  Each party shall bear its own attorneys’ fees, expert witness fees, and costs incurred in connection with any arbitration.
IN WITNESS WHEREOF, this Series C Warrant Certificate has been executed as of the date first above written.

ITECH MEDICAL, INC.
By: __________________________ Date: __________________________

Exhibit 10
Form of Series E Warrant

THE SECURITIES EVIDENCED HEREBY HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, AND MAY NOT BE SOLD, TRANSFERRED, PLEDGED, ASSIGNED, HYPOTHECATED OR OTHERWISE DISPOSED OF EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR AN EXEMPTION FROM REGISTRATION.

_______________ ____________ Series E Warrants

ITECH MEDICAL, INC.

SERIES E WARRANT CERTIFICATE

This certifies that for value received, ___________________, or registered assigns (“Holder”), is the holder of the number of Series E Warrants (“Warrants”) of iTech Medical, Inc., a Delaware corporation (the “Company”), set forth above.  Each Warrant entitles Holder to purchase one share, subject to adjustment pursuant to Section 0 hereof (each a “Warrant Share”), of common stock, par value $0.0001 per share (the “Common Stock”), of the Company at the price of U.S. $0.30 per share of Common Stock (as adjusted from time to time pursuant to Section 0 hereof) (the “Exercise Price”).

Expiration of Warrants.  The Warrants shall expire on December 31, 2012.

Exercise of Warrants.

The Holder may exercise the Warrants only by delivery to the Company of:

 written notice of exercise (the “Exercise Notice”) in form and substance identical to Exhibit “A” attached hereto; and

 payment of the Exercise Price of the Warrant Shares in cash or by check.

If less than all of the Warrants evidenced by this Certificate are exercised, a new certificate evidencing the Warrants not so exercised will be issued to the Holder.  Holder may only exercise these Warrants in integral multiples of 100 Warrants unless all Warrants evidenced by this Certificate are being exercised.

Upon receipt of Exercise Notice and the Exercise Price, the Company shall promptly issue in the name of and deliver to Holder a stock certificate or certificates evidencing the Warrant Shares.
Notwithstanding anything to the contrary contained herein, the Warrants may not be exercised unless and until any then-applicable requirements of all state and federal laws and regulatory agencies shall have been fully complied with to the reasonable good faith satisfaction of the Company and its counsel and the representations and warranties of Holder made in the Exercise Notice shall be true and correct.

Adjustments upon Recapitalizations.
In the event that the Company shall at any time hereafter (a) pay a dividend in Common Stock or securities convertible into Common Stock; (b) subdivide or split its outstanding Common Stock; or (c) combine its outstanding Common Stock into a smaller number of shares; then the number of shares to be issued immediately after the occurrence of any such event shall be adjusted so that the Holder thereafter may receive the number of shares of Common Stock it would have owned immediately following such action if it had exercised the Warrants immediately prior to such action and the Exercise Price shall be adjusted to reflect such proportionate increases or decreases in the number of shares.
In case of any reclassification of the outstanding shares of Common Stock (other than a change covered by Section 0 hereof or a change which solely affects the par value of such shares) or in the case of any merger, consolidation or reorganization in which holders of the Common Stock receive shares of stock or other securities or property (including cash) in exchange for their shares of Common Stock, thereafter the Holder shall receive, upon exercise of each Warrant, for the same Exercise Price payable hereunder immediately prior to such event, the kind and amount of shares of stock or other securities or property the Holder would have received had the Holder exercised such Warrant immediately prior to such event.  The provisions of this Section 0 shall similarly apply to successive reclassifications, mergers, consolidations and other reorganizations.
The provisions of this Section 0 are intended to be exclusive, and Holder shall have no other rights upon the occurrence of any of the events described in this Section 0.
The existence of the Warrants shall not affect in any way the right or power of the Company to make adjustments, reclassifications, reorganizations or changes in its capital or business structure, or to merge, consolidate, dissolve or liquidate, or to sell or transfer all or any part of its business or assets.
Rights As Stockholder.  Holder shall have no rights, privileges, duties, or obligations whatsoever as shareholder of the Company, including the right to vote, receive dividends, consent, or receive notices as a shareholder in respect of any meeting of shareholders for the election of directors of the Company or any other matter until such time as Holder duly exercises the Warrants in accordance with Section 0 hereof.
Transfer of Warrants.  Holder agrees not to sell, assign, transfer, pledge, grant a security interest in, or otherwise dispose of, with or without consideration (“Transfer”), the Warrants except pursuant to an effective registration statement under the Securities Act of 1933, as amended (the “Securities Act”), or an exemption from registration.  As a further condition to any such Transfer, except in the event that such Transfer is made pursuant to an effective registration statement under the Securities Act, if in the reasonable opinion of counsel to the Company any Transfer of the Warrants by the contemplated transferee thereof would not be exempt from the registration and prospectus delivery requirements of the Securities Act, the Company may require the contemplated transferee to furnish the Company with an investment letter setting forth such information and agreements as may be reasonably requested by the Company to ensure compliance by such transferee with the Securities Act.
Fractional Shares.  No fractional shares of Common Stock shall be issued upon exercise of the Warrants.  In lieu of such fractional shares, the Company shall make a cash payment therefor based on the fair market value of the Common Stock on the date of exercise as determined in good faith by the Board of Directors of the Company.  If more than one Warrant shall be exercised at or about the same time by the same Holder, the number of full shares of Common Stock issuable upon exercise shall be computed on the basis of the aggregate number of Warrants exercised.

General Provisions.
Notices.  All notices, requests, demands and other communications hereunder shall be in writing and shall be given to the parties hereto as follows:  If to the Company, to the Chief Executive Officer at the principal executive offices of the Company and, if to Holder, to Holder at the address set forth on the books and records of the Company.  Either party may change its address for notices by notice in the manner set forth herein.  Any such notice, request, demand or other communication shall be effective (a) if given by mail, five days after such communication is deposited in the mail by first-class certified mail, return receipt requested, postage prepaid, addressed as aforesaid, or (b) if given by any other means, when delivered at the address specified in this Section 0.
Governing Law.  This Agreement shall be construed in accordance with the laws of the State of California without giving effect to the principles of conflicts of law thereof.
Loss, Theft, Destruction or Mutilation of Warrant.  Upon receipt by the Company of evidence reasonably satisfactory to it of the loss, theft, destruction or mutilation of the Warrants, and in case of loss, theft or destruction, of indemnity or security reasonably satisfactory to the Company, and upon reimbursement to the Company of all reasonable expenses incidental thereto, and upon surrender and cancellation of the Warrants, if mutilated, the Company will make and deliver a new warrant of like tenor and dated as of such cancellation, in lieu of the Warrants.
Miscellaneous.  Titles and captions contained herein are inserted for convenience of reference only and do not constitute a part hereof for any other purpose.  Except as specifically provided herein, neither the Warrants nor any right pursuant hereto or interest herein shall be assignable by any of the parties hereto without the prior written consent of the other party hereto.
Entire Warrant.  This Certificate and the exhibits hereto constitute the entire understanding and agreement of the parties hereto with respect to the subject matter hereof and supersede all prior and contemporaneous agreements or understandings, inducements or conditions, express or implied, written or oral, between the parties with respect hereto.
Severability.  The invalidity or unenforceability of any provision of the Warrants in any jurisdiction shall not affect the validity or enforceability of such provision in any other jurisdiction, or affect any other provision of the Warrants, which shall remain in full force and effect.
Dispute Resolution.  In the event of any dispute arising out of or relating to the Warrants, then such dispute shall be resolved solely and exclusively by confidential binding arbitration with the Orange, California branch of JAMS (“JAMS”) to be governed by JAMS’ Commercial Rules of Arbitration in effect at the time the arbitration commences (the “JAMS Rules”) and heard before one arbitrator.  The parties shall attempt to mutually select the arbitrator.  In the event they are unable to mutually agree, the arbitrator shall be selected by the procedures prescribed by the JAMS Rules.  Each party shall bear its own attorneys’ fees, expert witness fees, and costs incurred in connection with any arbitration.
IN WITNESS WHEREOF, this Series C Warrant Certificate has been executed as of the date first above written.

ITECH MEDICAL, INC.
By: __________________________ Date: __________________________

Exhibit 10
Form of Series F1 Warrant

THE SECURITIES EVIDENCED HEREBY HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, AND MAY NOT BE SOLD, TRANSFERRED, PLEDGED, ASSIGNED, HYPOTHECATED OR OTHERWISE DISPOSED OF EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR AN EXEMPTION FROM REGISTRATION.

_______________ ____________ Series F1Warrants

ITECH MEDICAL, INC.

SERIES F1 WARRANT CERTIFICATE

This certifies that for value received, ___________________, or registered assigns (“Holder”), is the holder of the number of Series F1 Warrants (“Warrants”) of iTech Medical, Inc., a Delaware corporation (the “Company”), set forth above.  Each Warrant entitles Holder to purchase one share, subject to adjustment pursuant to Section 0 hereof (each a “Warrant Share”), of common stock, par value $0.0001 per share (the “Common Stock”), of the Company at the price of U.S. $0.40 per share of Common Stock (as adjusted from time to time pursuant to Section 0 hereof) (the “Exercise Price”).

Expiration of Warrants.  The Warrants shall expire on August 31, 2013.

Exercise of Warrants.

 The Holder may exercise the Warrants only by delivery to the Company of:

 written notice of exercise (the “Exercise Notice”) in form and substance identical to Exhibit “A” attached hereto; and

 payment of the Exercise Price of the Warrant Shares in cash or by check.

If less than all of the Warrants evidenced by this Certificate are exercised, a new certificate evidencing the Warrants not so exercised will be issued to the Holder.  Holder may only exercise these Warrants in integral multiples of 100 Warrants unless all Warrants evidenced by this Certificate are being exercised.

 Upon receipt of Exercise Notice and the Exercise Price, the Company shall promptly issue in the name of and deliver to Holder a stock certificate or certificates evidencing the Warrant Shares.
 Notwithstanding anything to the contrary contained herein, the Warrants may not be exercised unless and until any then-applicable requirements of all state and federal laws and regulatory agencies shall have been fully complied with to the reasonable good faith satisfaction of the Company and its counsel and the representations and warranties of Holder made in the Exercise Notice shall be true and correct.

Adjustments upon Recapitalizations.
In the event that the Company shall at any time hereafter (a) pay a dividend in Common Stock or securities convertible into Common Stock; (b) subdivide or split its outstanding Common Stock; or (c) combine its outstanding Common Stock into a smaller number of shares; then the number of shares to be issued immediately after the occurrence of any such event shall be adjusted so that the Holder thereafter may receive the number of shares of Common Stock it would have owned immediately following such action if it had exercised the Warrants immediately prior to such action and the Exercise Price shall be adjusted to reflect such proportionate increases or decreases in the number of shares.
In case of any reclassification of the outstanding shares of Common Stock (other than a change covered by Section 0 hereof or a change which solely affects the par value of such shares) or in the case of any merger, consolidation or reorganization in which holders of the Common Stock receive shares of stock or other securities or property (including cash) in exchange for their shares of Common Stock, thereafter the Holder shall receive, upon exercise of each Warrant, for the same Exercise Price payable hereunder immediately prior to such event, the kind and amount of shares of stock or other securities or property the Holder would have received had the Holder exercised such Warrant immediately prior to such event.  The provisions of this Section 0 shall similarly apply to successive reclassifications, mergers, consolidations and other reorganizations.
The provisions of this Section 0 are intended to be exclusive, and Holder shall have no other rights upon the occurrence of any of the events described in this Section 0.
The existence of the Warrants shall not affect in any way the right or power of the Company to make adjustments, reclassifications, reorganizations or changes in its capital or business structure, or to merge, consolidate, dissolve or liquidate, or to sell or transfer all or any part of its business or assets.
Rights As Stockholder.  Holder shall have no rights, privileges, duties, or obligations whatsoever as shareholder of the Company, including the right to vote, receive dividends, consent, or receive notices as a shareholder in respect of any meeting of shareholders for the election of directors of the Company or any other matter until such time as Holder duly exercises the Warrants in accordance with Section 0 hereof.
Transfer of Warrants.  Holder agrees not to sell, assign, transfer, pledge, grant a security interest in, or otherwise dispose of, with or without consideration (“Transfer”), the Warrants except pursuant to an effective registration statement under the Securities Act of 1933, as amended (the “Securities Act”), or an exemption from registration.  As a further condition to any such Transfer, except in the event that such Transfer is made pursuant to an effective registration statement under the Securities Act, if in the reasonable opinion of counsel to the Company any Transfer of the Warrants by the contemplated transferee thereof would not be exempt from the registration and prospectus delivery requirements of the Securities Act, the Company may require the contemplated transferee to furnish the Company with an investment letter setting forth such information and agreements as may be reasonably requested by the Company to ensure compliance by such transferee with the Securities Act.
Fractional Shares.  No fractional shares of Common Stock shall be issued upon exercise of the Warrants.  In lieu of such fractional shares, the Company shall make a cash payment therefor based on the fair market value of the Common Stock on the date of exercise as determined in good faith by the Board of Directors of the Company.  If more than one Warrant shall be exercised at or about the same time by the same Holder, the number of full shares of Common Stock issuable upon exercise shall be computed on the basis of the aggregate number of Warrants exercised.

General Provisions.
Notices.  All notices, requests, demands and other communications hereunder shall be in writing and shall be given to the parties hereto as follows:  If to the Company, to the Chief Executive Officer at the principal executive offices of the Company and, if to Holder, to Holder at the address set forth on the books and records of the Company.  Either party may change its address for notices by notice in the manner set forth herein.  Any such notice, request, demand or other communication shall be effective (a) if given by mail, five days after such communication is deposited in the mail by first-class certified mail, return receipt requested, postage prepaid, addressed as aforesaid, or (b) if given by any other means, when delivered at the address specified in this Section 0.
Governing Law.  This Agreement shall be construed in accordance with the laws of the State of California without giving effect to the principles of conflicts of law thereof.
Loss, Theft, Destruction or Mutilation of Warrant.  Upon receipt by the Company of evidence reasonably satisfactory to it of the loss, theft, destruction or mutilation of the Warrants, and in case of loss, theft or destruction, of indemnity or security reasonably satisfactory to the Company, and upon reimbursement to the Company of all reasonable expenses incidental thereto, and upon surrender and cancellation of the Warrants, if mutilated, the Company will make and deliver a new warrant of like tenor and dated as of such cancellation, in lieu of the Warrants.
Miscellaneous.  Titles and captions contained herein are inserted for convenience of reference only and do not constitute a part hereof for any other purpose.  Except as specifically provided herein, neither the Warrants nor any right pursuant hereto or interest herein shall be assignable by any of the parties hereto without the prior written consent of the other party hereto.
Entire Warrant.  This Certificate and the exhibits hereto constitute the entire understanding and agreement of the parties hereto with respect to the subject matter hereof and supersede all prior and contemporaneous agreements or understandings, inducements or conditions, express or implied, written or oral, between the parties with respect hereto.
Severability.  The invalidity or unenforceability of any provision of the Warrants in any jurisdiction shall not affect the validity or enforceability of such provision in any other jurisdiction, or affect any other provision of the Warrants, which shall remain in full force and effect.
Dispute Resolution.  In the event of any dispute arising out of or relating to the Warrants, then such dispute shall be resolved solely and exclusively by confidential binding arbitration with the Orange, California branch of JAMS (“JAMS”) to be governed by JAMS’ Commercial Rules of Arbitration in effect at the time the arbitration commences (the “JAMS Rules”) and heard before one arbitrator.  The parties shall attempt to mutually select the arbitrator.  In the event they are unable to mutually agree, the arbitrator shall be selected by the procedures prescribed by the JAMS Rules.  Each party shall bear its own attorneys’ fees, expert witness fees, and costs incurred in connection with any arbitration.
IN WITNESS WHEREOF, this Series F1 Warrant Certificate has been executed as of the date first above written.

ITECH MEDICAL, INC.
By: __________________________ Date: __________________________

Exhibit 10
Form of Series F2 Warrant

THE SECURITIES EVIDENCED HEREBY HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, AND MAY NOT BE SOLD, TRANSFERRED, PLEDGED, ASSIGNED, HYPOTHECATED OR OTHERWISE DISPOSED OF EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR AN EXEMPTION FROM REGISTRATION.

_______________ ____________ Series F2Warrants

ITECH MEDICAL, INC.

SERIES F2 WARRANT CERTIFICATE

This certifies that for value received, ___________________, or registered assigns (“Holder”), is the holder of the number of Series F2 Warrants (“Warrants”) of iTech Medical, Inc., a Delaware corporation (the “Company”), set forth above.  Each Warrant entitles Holder to purchase one share, subject to adjustment pursuant to Section 0 hereof (each a “Warrant Share”), of common stock, par value $0.0001 per share (the “Common Stock”), of the Company at the price of U.S. $0.60 per share of Common Stock (as adjusted from time to time pursuant to Section 0 hereof) (the “Exercise Price”).

Expiration of Warrants.  The Warrants shall expire on August 31, 2013.

Exercise of Warrants.

 The Holder may exercise the Warrants only by delivery to the Company of:

 written notice of exercise (the “Exercise Notice”) in form and substance identical to Exhibit “A” attached hereto; and

 payment of the Exercise Price of the Warrant Shares in cash or by check.

If less than all of the Warrants evidenced by this Certificate are exercised, a new certificate evidencing the Warrants not so exercised will be issued to the Holder.  Holder may only exercise these Warrants in integral multiples of 100 Warrants unless all Warrants evidenced by this Certificate are being exercised.

 Upon receipt of Exercise Notice and the Exercise Price, the Company shall promptly issue in the name of and deliver to Holder a stock certificate or certificates evidencing the Warrant Shares.
 Notwithstanding anything to the contrary contained herein, the Warrants may not be exercised unless and until any then-applicable requirements of all state and federal laws and regulatory agencies shall have been fully complied with to the reasonable good faith satisfaction of the Company and its counsel and the representations and warranties of Holder made in the Exercise Notice shall be true and correct.

Adjustments upon Recapitalizations.
In the event that the Company shall at any time hereafter (a) pay a dividend in Common Stock or securities convertible into Common Stock; (b) subdivide or split its outstanding Common Stock; or (c) combine its outstanding Common Stock into a smaller number of shares; then the number of shares to be issued immediately after the occurrence of any such event shall be adjusted so that the Holder thereafter may receive the number of shares of Common Stock it would have owned immediately following such action if it had exercised the Warrants immediately prior to such action and the Exercise Price shall be adjusted to reflect such proportionate increases or decreases in the number of shares.
In case of any reclassification of the outstanding shares of Common Stock (other than a change covered by Section 0 hereof or a change which solely affects the par value of such shares) or in the case of any merger, consolidation or reorganization in which holders of the Common Stock receive shares of stock or other securities or property (including cash) in exchange for their shares of Common Stock, thereafter the Holder shall receive, upon exercise of each Warrant, for the same Exercise Price payable hereunder immediately prior to such event, the kind and amount of shares of stock or other securities or property the Holder would have received had the Holder exercised such Warrant immediately prior to such event.  The provisions of this Section 0 shall similarly apply to successive reclassifications, mergers, consolidations and other reorganizations.
The provisions of this Section 0 are intended to be exclusive, and Holder shall have no other rights upon the occurrence of any of the events described in this Section 0.
The existence of the Warrants shall not affect in any way the right or power of the Company to make adjustments, reclassifications, reorganizations or changes in its capital or business structure, or to merge, consolidate, dissolve or liquidate, or to sell or transfer all or any part of its business or assets.
Rights As Stockholder.  Holder shall have no rights, privileges, duties, or obligations whatsoever as shareholder of the Company, including the right to vote, receive dividends, consent, or receive notices as a shareholder in respect of any meeting of shareholders for the election of directors of the Company or any other matter until such time as Holder duly exercises the Warrants in accordance with Section 0 hereof.
Transfer of Warrants.  Holder agrees not to sell, assign, transfer, pledge, grant a security interest in, or otherwise dispose of, with or without consideration (“Transfer”), the Warrants except pursuant to an effective registration statement under the Securities Act of 1933, as amended (the “Securities Act”), or an exemption from registration.  As a further condition to any such Transfer, except in the event that such Transfer is made pursuant to an effective registration statement under the Securities Act, if in the reasonable opinion of counsel to the Company any Transfer of the Warrants by the contemplated transferee thereof would not be exempt from the registration and prospectus delivery requirements of the Securities Act, the Company may require the contemplated transferee to furnish the Company with an investment letter setting forth such information and agreements as may be reasonably requested by the Company to ensure compliance by such transferee with the Securities Act.
Fractional Shares.  No fractional shares of Common Stock shall be issued upon exercise of the Warrants.  In lieu of such fractional shares, the Company shall make a cash payment therefor based on the fair market value of the Common Stock on the date of exercise as determined in good faith by the Board of Directors of the Company.  If more than one Warrant shall be exercised at or about the same time by the same Holder, the number of full shares of Common Stock issuable upon exercise shall be computed on the basis of the aggregate number of Warrants exercised.

General Provisions.
Notices.  All notices, requests, demands and other communications hereunder shall be in writing and shall be given to the parties hereto as follows:  If to the Company, to the Chief Executive Officer at the principal executive offices of the Company and, if to Holder, to Holder at the address set forth on the books and records of the Company.  Either party may change its address for notices by notice in the manner set forth herein.  Any such notice, request, demand or other communication shall be effective (a) if given by mail, five days after such communication is deposited in the mail by first-class certified mail, return receipt requested, postage prepaid, addressed as aforesaid, or (b) if given by any other means, when delivered at the address specified in this Section 0.
Governing Law.  This Agreement shall be construed in accordance with the laws of the State of California without giving effect to the principles of conflicts of law thereof.
Loss, Theft, Destruction or Mutilation of Warrant.  Upon receipt by the Company of evidence reasonably satisfactory to it of the loss, theft, destruction or mutilation of the Warrants, and in case of loss, theft or destruction, of indemnity or security reasonably satisfactory to the Company, and upon reimbursement to the Company of all reasonable expenses incidental thereto, and upon surrender and cancellation of the Warrants, if mutilated, the Company will make and deliver a new warrant of like tenor and dated as of such cancellation, in lieu of the Warrants.
Miscellaneous.  Titles and captions contained herein are inserted for convenience of reference only and do not constitute a part hereof for any other purpose.  Except as specifically provided herein, neither the Warrants nor any right pursuant hereto or interest herein shall be assignable by any of the parties hereto without the prior written consent of the other party hereto.
Entire Warrant.  This Certificate and the exhibits hereto constitute the entire understanding and agreement of the parties hereto with respect to the subject matter hereof and supersede all prior and contemporaneous agreements or understandings, inducements or conditions, express or implied, written or oral, between the parties with respect hereto.
Severability.  The invalidity or unenforceability of any provision of the Warrants in any jurisdiction shall not affect the validity or enforceability of such provision in any other jurisdiction, or affect any other provision of the Warrants, which shall remain in full force and effect.
Dispute Resolution.  In the event of any dispute arising out of or relating to the Warrants, then such dispute shall be resolved solely and exclusively by confidential binding arbitration with the Orange, California branch of JAMS (“JAMS”) to be governed by JAMS’ Commercial Rules of Arbitration in effect at the time the arbitration commences (the “JAMS Rules”) and heard before one arbitrator.  The parties shall attempt to mutually select the arbitrator.  In the event they are unable to mutually agree, the arbitrator shall be selected by the procedures prescribed by the JAMS Rules.  Each party shall bear its own attorneys’ fees, expert witness fees, and costs incurred in connection with any arbitration.
IN WITNESS WHEREOF, this Series F2 Warrant Certificate has been executed as of the date first above written.

ITECH MEDICAL, INC.
By: __________________________ Date: __________________________

Exhibit 10
Form of Series F3 Warrant

THE SECURITIES EVIDENCED HEREBY HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, AND MAY NOT BE SOLD, TRANSFERRED, PLEDGED, ASSIGNED, HYPOTHECATED OR OTHERWISE DISPOSED OF EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR AN EXEMPTION FROM REGISTRATION.

_______________ ____________ Series F3Warrants

ITECH MEDICAL, INC.

SERIES F3 WARRANT CERTIFICATE

This certifies that for value received, ___________________, or registered assigns (“Holder”), is the holder of the number of Series F3 Warrants (“Warrants”) of iTech Medical, Inc., a Delaware corporation (the “Company”), set forth above.  Each Warrant entitles Holder to purchase one share, subject to adjustment pursuant to Section 0 hereof (each a “Warrant Share”), of common stock, par value $0.0001 per share (the “Common Stock”), of the Company at the price of U.S. $0.75 per share of Common Stock (as adjusted from time to time pursuant to Section 0 hereof) (the “Exercise Price”).

Expiration of Warrants.  The Warrants shall expire on February 28, 2014.

Exercise of Warrants.

 The Holder may exercise the Warrants only by delivery to the Company of:

 written notice of exercise (the “Exercise Notice”) in form and substance identical to Exhibit “A” attached hereto; and

 payment of the Exercise Price of the Warrant Shares in cash or by check.

If less than all of the Warrants evidenced by this Certificate are exercised, a new certificate evidencing the Warrants not so exercised will be issued to the Holder.  Holder may only exercise these Warrants in integral multiples of 100 Warrants unless all Warrants evidenced by this Certificate are being exercised.

 Upon receipt of Exercise Notice and the Exercise Price, the Company shall promptly issue in the name of and deliver to Holder a stock certificate or certificates evidencing the Warrant Shares.
 Notwithstanding anything to the contrary contained herein, the Warrants may not be exercised unless and until any then-applicable requirements of all state and federal laws and regulatory agencies shall have been fully complied with to the reasonable good faith satisfaction of the Company and its counsel and the representations and warranties of Holder made in the Exercise Notice shall be true and correct.

Adjustments upon Recapitalizations.
 In the event that the Company shall at any time hereafter (a) pay a dividend in Common Stock or securities convertible into Common Stock; (b) subdivide or split its outstanding Common Stock; or (c) combine its outstanding Common Stock into a smaller number of shares; then the number of shares to be issued immediately after the occurrence of any such event shall be adjusted so that the Holder thereafter may receive the number of shares of Common Stock it would have owned immediately following such action if it had exercised the Warrants immediately prior to such action and the Exercise Price shall be adjusted to reflect such proportionate increases or decreases in the number of shares.
 In case of any reclassification of the outstanding shares of Common Stock (other than a change covered by Section 0 hereof or a change which solely affects the par value of such shares) or in the case of any merger, consolidation or reorganization in which holders of the Common Stock receive shares of stock or other securities or property (including cash) in exchange for their shares of Common Stock, thereafter the Holder shall receive, upon exercise of each Warrant, for the same Exercise Price payable hereunder immediately prior to such event, the kind and amount of shares of stock or other securities or property the Holder would have received had the Holder exercised such Warrant immediately prior to such event.  The provisions of this Section 0 shall similarly apply to successive reclassifications, mergers, consolidations and other reorganizations.
 The provisions of this Section 0 are intended to be exclusive, and Holder shall have no other rights upon the occurrence of any of the events described in this Section 0.
 The existence of the Warrants shall not affect in any way the right or power of the Company to make adjustments, reclassifications, reorganizations or changes in its capital or business structure, or to merge, consolidate, dissolve or liquidate, or to sell or transfer all or any part of its business or assets.
. Rights As Stockholder.  Holder shall have no rights, privileges, duties, or obligations whatsoever as shareholder of the Company, including the right to vote, receive dividends, consent, or receive notices as a shareholder in respect of any meeting of shareholders for the election of directors of the Company or any other matter until such time as Holder duly exercises the Warrants in accordance with Section 0 hereof.
. Transfer of Warrants.  Holder agrees not to sell, assign, transfer, pledge, grant a security interest in, or otherwise dispose of, with or without consideration (“Transfer”), the Warrants except pursuant to an effective registration statement under the Securities Act of 1933, as amended (the “Securities Act”), or an exemption from registration.  As a further condition to any such Transfer, except in the event that such Transfer is made pursuant to an effective registration statement under the Securities Act, if in the reasonable opinion of counsel to the Company any Transfer of the Warrants by the contemplated transferee thereof would not be exempt from the registration and prospectus delivery requirements of the Securities Act, the Company may require the contemplated transferee to furnish the Company with an investment letter setting forth such information and agreements as may be reasonably requested by the Company to ensure compliance by such transferee with the Securities Act.
. Fractional Shares.  No fractional shares of Common Stock shall be issued upon exercise of the Warrants.  In lieu of such fractional shares, the Company shall make a cash payment therefor based on the fair market value of the Common Stock on the date of exercise as determined in good faith by the Board of Directors of the Company.  If more than one Warrant shall be exercised at or about the same time by the same Holder, the number of full shares of Common Stock issuable upon exercise shall be computed on the basis of the aggregate number of Warrants exercised.

. General Provisions.
 Notices.  All notices, requests, demands and other communications hereunder shall be in writing and shall be given to the parties hereto as follows:  If to the Company, to the Chief Executive Officer at the principal executive offices of the Company and, if to Holder, to Holder at the address set forth on the books and records of the Company.  Either party may change its address for notices by notice in the manner set forth herein.  Any such notice, request, demand or other communication shall be effective (a) if given by mail, five days after such communication is deposited in the mail by first-class certified mail, return receipt requested, postage prepaid, addressed as aforesaid, or (b) if given by any other means, when delivered at the address specified in this Section 0.
 Governing Law.  This Agreement shall be construed in accordance with the laws of the State of California without giving effect to the principles of conflicts of law thereof.
 Loss, Theft, Destruction or Mutilation of Warrant.  Upon receipt by the Company of evidence reasonably satisfactory to it of the loss, theft, destruction or mutilation of the Warrants, and in case of loss, theft or destruction, of indemnity or security reasonably satisfactory to the Company, and upon reimbursement to the Company of all reasonable expenses incidental thereto, and upon surrender and cancellation of the Warrants, if mutilated, the Company will make and deliver a new warrant of like tenor and dated as of such cancellation, in lieu of the Warrants.
 Miscellaneous.  Titles and captions contained herein are inserted for convenience of reference only and do not constitute a part hereof for any other purpose.  Except as specifically provided herein, neither the Warrants nor any right pursuant hereto or interest herein shall be assignable by any of the parties hereto without the prior written consent of the other party hereto.
 Entire Warrant.  This Certificate and the exhibits hereto constitute the entire understanding and agreement of the parties hereto with respect to the subject matter hereof and supersede all prior and contemporaneous agreements or understandings, inducements or conditions, express or implied, written or oral, between the parties with respect hereto.
 Severability.  The invalidity or unenforceability of any provision of the Warrants in any jurisdiction shall not affect the validity or enforceability of such provision in any other jurisdiction, or affect any other provision of the Warrants, which shall remain in full force and effect.
 Dispute Resolution.  In the event of any dispute arising out of or relating to the Warrants, then such dispute shall be resolved solely and exclusively by confidential binding arbitration with the Orange, California branch of JAMS (“JAMS”) to be governed by JAMS’ Commercial Rules of Arbitration in effect at the time the arbitration commences (the “JAMS Rules”) and heard before one arbitrator.  The parties shall attempt to mutually select the arbitrator.  In the event they are unable to mutually agree, the arbitrator shall be selected by the procedures prescribed by the JAMS Rules.  Each party shall bear its own attorneys’ fees, expert witness fees, and costs incurred in connection with any arbitration.
IN WITNESS WHEREOF, this Series F3 Warrant Certificate has been executed as of the date first above written.

ITECH MEDICAL, INC.
By: __________________________ Date: __________________________

Exhibit 10
Form of Series F4 Warrant

THE SECURITIES EVIDENCED HEREBY HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, AND MAY NOT BE SOLD, TRANSFERRED, PLEDGED, ASSIGNED, HYPOTHECATED OR OTHERWISE DISPOSED OF EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR AN EXEMPTION FROM REGISTRATION.

_______________ ____________ Series F4Warrants

ITECH MEDICAL, INC.

SERIES F4 WARRANT CERTIFICATE

This certifies that for value received, ___________________, or registered assigns (“Holder”), is the holder of the number of Series F4 Warrants (“Warrants”) of iTech Medical, Inc., a Delaware corporation (the “Company”), set forth above.  Each Warrant entitles Holder to purchase one share, subject to adjustment pursuant to Section 0 hereof (each a “Warrant Share”), of common stock, par value $0.0001 per share (the “Common Stock”), of the Company at the price of U.S. $0.80 per share of Common Stock (as adjusted from time to time pursuant to Section 0 hereof) (the “Exercise Price”).

Expiration of Warrants.  The Warrants shall expire on February 28, 2014.

Exercise of Warrants.

 The Holder may exercise the Warrants only by delivery to the Company of:

 written notice of exercise (the “Exercise Notice”) in form and substance identical to Exhibit “A” attached hereto; and

 payment of the Exercise Price of the Warrant Shares in cash or by check.

If less than all of the Warrants evidenced by this Certificate are exercised, a new certificate evidencing the Warrants not so exercised will be issued to the Holder.  Holder may only exercise these Warrants in integral multiples of 100 Warrants unless all Warrants evidenced by this Certificate are being exercised.

 Upon receipt of Exercise Notice and the Exercise Price, the Company shall promptly issue in the name of and deliver to Holder a stock certificate or certificates evidencing the Warrant Shares.
 Notwithstanding anything to the contrary contained herein, the Warrants may not be exercised unless and until any then-applicable requirements of all state and federal laws and regulatory agencies shall have been fully complied with to the reasonable good faith satisfaction of the Company and its counsel and the representations and warranties of Holder made in the Exercise Notice shall be true and correct.

Adjustments upon Recapitalizations.
 In the event that the Company shall at any time hereafter (a) pay a dividend in Common Stock or securities convertible into Common Stock; (b) subdivide or split its outstanding Common Stock; or (c) combine its outstanding Common Stock into a smaller number of shares; then the number of shares to be issued immediately after the occurrence of any such event shall be adjusted so that the Holder thereafter may receive the number of shares of Common Stock it would have owned immediately following such action if it had exercised the Warrants immediately prior to such action and the Exercise Price shall be adjusted to reflect such proportionate increases or decreases in the number of shares.
 In case of any reclassification of the outstanding shares of Common Stock (other than a change covered by Section 0 hereof or a change which solely affects the par value of such shares) or in the case of any merger, consolidation or reorganization in which holders of the Common Stock receive shares of stock or other securities or property (including cash) in exchange for their shares of Common Stock, thereafter the Holder shall receive, upon exercise of each Warrant, for the same Exercise Price payable hereunder immediately prior to such event, the kind and amount of shares of stock or other securities or property the Holder would have received had the Holder exercised such Warrant immediately prior to such event.  The provisions of this Section 0 shall similarly apply to successive reclassifications, mergers, consolidations and other reorganizations.
 The provisions of this Section 0 are intended to be exclusive, and Holder shall have no other rights upon the occurrence of any of the events described in this Section 0.
 The existence of the Warrants shall not affect in any way the right or power of the Company to make adjustments, reclassifications, reorganizations or changes in its capital or business structure, or to merge, consolidate, dissolve or liquidate, or to sell or transfer all or any part of its business or assets.
Rights As Stockholder.  Holder shall have no rights, privileges, duties, or obligations whatsoever as shareholder of the Company, including the right to vote, receive dividends, consent, or receive notices as a shareholder in respect of any meeting of shareholders for the election of directors of the Company or any other matter until such time as Holder duly exercises the Warrants in accordance with Section 0 hereof.
Transfer of Warrants.  Holder agrees not to sell, assign, transfer, pledge, grant a security interest in, or otherwise dispose of, with or without consideration (“Transfer”), the Warrants except pursuant to an effective registration statement under the Securities Act of 1933, as amended (the “Securities Act”), or an exemption from registration.  As a further condition to any such Transfer, except in the event that such Transfer is made pursuant to an effective registration statement under the Securities Act, if in the reasonable opinion of counsel to the Company any Transfer of the Warrants by the contemplated transferee thereof would not be exempt from the registration and prospectus delivery requirements of the Securities Act, the Company may require the contemplated transferee to furnish the Company with an investment letter setting forth such information and agreements as may be reasonably requested by the Company to ensure compliance by such transferee with the Securities Act.
Fractional Shares.  No fractional shares of Common Stock shall be issued upon exercise of the Warrants.  In lieu of such fractional shares, the Company shall make a cash payment therefor based on the fair market value of the Common Stock on the date of exercise as determined in good faith by the Board of Directors of the Company.  If more than one Warrant shall be exercised at or about the same time by the same Holder, the number of full shares of Common Stock issuable upon exercise shall be computed on the basis of the aggregate number of Warrants exercised.

. General Provisions.
 Notices.  All notices, requests, demands and other communications hereunder shall be in writing and shall be given to the parties hereto as follows:  If to the Company, to the Chief Executive Officer at the principal executive offices of the Company and, if to Holder, to Holder at the address set forth on the books and records of the Company.  Either party may change its address for notices by notice in the manner set forth herein.  Any such notice, request, demand or other communication shall be effective (a) if given by mail, five days after such communication is deposited in the mail by first-class certified mail, return receipt requested, postage prepaid, addressed as aforesaid, or (b) if given by any other means, when delivered at the address specified in this Section 0.
 Governing Law.  This Agreement shall be construed in accordance with the laws of the State of California without giving effect to the principles of conflicts of law thereof.
 Loss, Theft, Destruction or Mutilation of Warrant.  Upon receipt by the Company of evidence reasonably satisfactory to it of the loss, theft, destruction or mutilation of the Warrants, and in case of loss, theft or destruction, of indemnity or security reasonably satisfactory to the Company, and upon reimbursement to the Company of all reasonable expenses incidental thereto, and upon surrender and cancellation of the Warrants, if mutilated, the Company will make and deliver a new warrant of like tenor and dated as of such cancellation, in lieu of the Warrants.
 Miscellaneous.  Titles and captions contained herein are inserted for convenience of reference only and do not constitute a part hereof for any other purpose.  Except as specifically provided herein, neither the Warrants nor any right pursuant hereto or interest herein shall be assignable by any of the parties hereto without the prior written consent of the other party hereto.
 Entire Warrant.  This Certificate and the exhibits hereto constitute the entire understanding and agreement of the parties hereto with respect to the subject matter hereof and supersede all prior and contemporaneous agreements or understandings, inducements or conditions, express or implied, written or oral, between the parties with respect hereto.
 Severability.  The invalidity or unenforceability of any provision of the Warrants in any jurisdiction shall not affect the validity or enforceability of such provision in any other jurisdiction, or affect any other provision of the Warrants, which shall remain in full force and effect.
 Dispute Resolution.  In the event of any dispute arising out of or relating to the Warrants, then such dispute shall be resolved solely and exclusively by confidential binding arbitration with the Orange, California branch of JAMS (“JAMS”) to be governed by JAMS’ Commercial Rules of Arbitration in effect at the time the arbitration commences (the “JAMS Rules”) and heard before one arbitrator.  The parties shall attempt to mutually select the arbitrator.  In the event they are unable to mutually agree, the arbitrator shall be selected by the procedures prescribed by the JAMS Rules.  Each party shall bear its own attorneys’ fees, expert witness fees, and costs incurred in connection with any arbitration.
IN WITNESS WHEREOF, this Series F4 Warrant Certificate has been executed as of the date first above written.

ITECH MEDICAL, INC.
By: __________________________ Date: __________________________

Exhibit 10
Director Indemnification Agreement

This Indemnification Agreement ("Agreement") is made as of this _____ day of ______, by and between Impact Medical Solutions, Inc., a Nevada corporation (the "Company"), and ______________________ ("Indemnitee").

RECITALS

A.           The Company and Indemnitee recognize that the vagaries of public policy and the interpretation of ambiguous statutes, regulations and court opinions are too uncertain to provide the Company's officers, directors, employees and other agents with adequate or reliable advance knowledge or guidance with respect to the legal risks and potential liabilities to which they may become personally exposed as a result of performing their duties in good faith for the Company.

B.           The Company and Indemnitee recognize that the cost of defending against lawsuits resulting from the performance of their duties in good faith for the Company, whether or not meritorious, is typically beyond the financial resources of most officers, directors, employees and other agents of the Company.

C.           The Company and Indemnitee further recognize the substantial increase in corporate litigation in general, subjecting officers and directors to expensive litigation risk at the same time that the availability and coverage of liability insurance has been severely limited.

D.           The Company and the Indemnitee recognize that the legal risks and potential liabilities, and the very threat thereof, associated with lawsuits filed against the officers, directors, employees and other agents of the Company, and the resultant substantial time, expense, harassment, ridicule, abuse and anxiety spent and endured in defending against such lawsuits bears no reasonable or logical relationship to the amount of compensation received by the Company's officers and directors, and thus poses a significant deterrent to and results in increased reluctance on the part of experienced and capable individuals to serve as officers or directors of the Company.

E.           In order to induce and encourage highly experienced and capable persons such as Indemnitee to serve as officers and/or directors of the Company and to otherwise promote the desirable end that such persons will resist what they consider unjustifiable lawsuits and claims made against them in connection with the good faith performance of their duties to the Company, secure in the knowledge that certain expenses, costs and liabilities incurred by them in their defense of such litigation will be borne by the Company and that they will receive the maximum protection against such risks and liabilities as may be afforded by law, the Board of Directors of the Company (the "Board") has determined, after due consideration and investigation of the terms and provisions of this Agreement and the various other options available to the Company and Indemnitee in lieu hereof, that the following Agreement is not only reasonable and prudent but necessary to promote and ensure the best interests of the Company and the Company's shareholders.

F.           The Company desires to have Indemnitee serve or continue to serve as an officer and/or director of the Company, as the case may be, free from undue concern for unpredictable, inappropriate or unreasonable legal risks and personal liabilities by reason of his acting in good faith in the performance of his duty to the Company; and Indemnitee desires to serve or continue to serve as an officer or director of the Company; provided, and on the express condition, that he is furnished with the indemnity set forth hereinafter.

G.           The Company and Indemnitee desire that the indemnification rights provided by this Agreement shall be supplemental to, and shall not supersede or replace, any indemnification rights which may be provided by other sources, including without limitation any indemnification which may be provided by the Company pursuant to its bylaws, by contract or by applicable law.

AGREEMENT

The Company and Indemnitee hereby agree as follows:

1.           Indemnification.

(a)           Third Party Proceedings.  The Company shall indemnify Indemnitee if Indemnitee is or was a party or is threatened to be made a party to any threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative or investigative (collectively, "Action") (other than an action by or in the right of the Company) by reason of the fact that Indemnitee is or was a director, officer, employee or agent (collectively, "Agent") of the Company, or any subsidiary of the Company, by reason of any action or inaction on the part of Indemnitee while an Agent or by reason of the fact that Indemnitee is or was serving at the request of the Company as an Agent of another corporation, partnership, joint venture, trust or other enterprise, against expenses (including attorneys' fees), judgments, fines and amounts paid in settlement (if such settlement is approved in advance by the Company, which approval shall not be unreasonably withheld) and other amounts actually and reasonably incurred by Indemnitee in connection with such Action if Indemnitee acted in good faith and in a manner Indemnitee reasonably believed to be in the best interest of the Company or subsidiary (as applicable) and, with respect to any criminal action or proceeding, had no reasonable cause to believe Indemnitee's conduct was unlawful.  The termination of any action by judgment, order, settlement, conviction, or upon a plea of nolo contendere or its equivalent, shall not, of itself, create a presumption that Indemnitee did not act in good faith and in a manner which Indemnitee reasonably believed to be in the best interest of the Company, or with respect to any criminal action or proceeding, had reasonable cause to believe that Indemnitee's conduct was unlawful.

(b)           Proceedings By or in the Right of the Company.  The Company shall indemnify Indemnitee if Indemnitee was or is a party or is threatened to be made a party to any threatened, pending or completed Action by or in the right of the Company or any subsidiary of the Company to procure a judgment in its favor by reason of the fact that Indemnitee is or was an Agent of the Company or any subsidiary of the Company, by reason of any action or inaction on the part of Indemnitee while an Agent, or by reason of the fact that Indemnitee is or was serving at the request of the Company as an Agent of another corporation, partnership, joint venture, trust or other enterprise, against expenses (including attorneys' fees) and, to the fullest extent permitted by law, amounts paid in settlement, in each case to the extent actually and reasonably incurred by Indemnitee in connection with the defense or settlement of such action or suit in such circumstances and to the extent that indemnity is not expressly prohibited by Section 317 of the California General Corporation Law as to the indemnification by a corporation of its agents: (i) if Indemnitee acted in good faith and in a manner Indemnitee reasonably believed to be in the best interests of the Company and its shareholders; or (ii) to the extent that the action or contemplated action seeks monetary damages for breach of Indemnitee's duties to the Company and its shareholders, provided that no indemnification shall be made for any acts or omissions or transactions for which a director may not be relieved of liability pursuant to the exception to Section 204(a)(10) of the California General Corporation Law.  For purposes of this Section l(b), indemnification shall include, to the extent not prohibited by law, indemnification against all judgments, fines and amounts paid in settlement actually and reasonably incurred by Indemnitee in connection with such Action.

(c)           Mandatory Payment of Expenses.  To the extent that Indemnitee has been successful on the merits or otherwise in defense of any Action referred to in subsection (a) or (b) of this Section 1 or the defense of any claim, issue or matter therein, Indemnitee shall be indemnified against expenses (including attorneys' fees) actually and reasonably incurred by Indemnitee in connection therewith.

2.           Expenses; Indemnification Procedure.

(a)           Advancement of Expenses.  The Company shall advance all reasonable expenses actually incurred by Indemnitee in connection with the investigation, defense, settlement or appeal of any Action referenced in Section 1 hereof (but not amounts actually paid in settlement of any such action, suit or proceeding).  Indemnitee hereby undertakes to repay such amounts advanced only if, and to the extent that, it shall ultimately be determined that Indemnitee is not entitled to be indemnified by the Company as authorized hereby.

(b)           Notice to Company by Indemnitee.  Indemnitee shall, as a condition precedent to Indemnitee's right to be indemnified under this Agreement, give the Company notice in writing as soon as practicable of any claim made against Indemnitee for which such indemnification will or could be sought under this Agreement.  Notice to the Company shall be directed to the Chief Executive Officer of the Company at the executive offices of the Company.  In addition, Indemnitee shall give the Company such information and cooperation as it may reasonably require and as shall be within Indemnitee's power.

(c)           Procedure.  Any indemnification and advances provided for in Section 1 and this Section 2 shall be made no later than 45 days after receipt of the written request of Indemnitee.  If a claim under this Agreement is not paid in full by the Company within 45 days after a written request for payment therefor has first been received by the Company, Indemnitee may, but need not, at any time thereafter bring an action against the Company to recover the unpaid amount of the claim.  It shall be a defense to any such action (other than an action brought to enforce a claim for expenses incurred in connection with any Action in advance of its final disposition) that Indemnitee has not met the standards of conduct which make it permissible under the applicable law for the Company to indemnify Indemnitee, but the burden of proving such defense shall be on the Company and Indemnitee shall be entitled to receive interim payments of expenses pursuant to subsection (a) of this Section 2 unless and until such defense may be finally adjudicated by court order or judgment from which no further right of appeal exists.  It is the intention of the parties that if the Company contests Indemnitee's right to indemnification under this Agreement or applicable law, the question of Indemnitee's right to indemnification shall be for the court to decide, and neither the failure of the Company (including its officers, Board, any committee or subgroup of its Board, independent legal counsel or its shareholders) to have made a determination that indemnification of Indemnitee is or is not proper in the circumstances because Indemnitee has or has not met the applicable standard of conduct required by this Agreement or by applicable law, nor an actual determination by the Company (including its officers, Board, any committee or subgroup of its Board, independent legal counsel or its shareholders) that Indemnitee has or has not met such applicable standard of conduct, shall create a presumption that Indemnitee has or has not met the applicable standard of conduct.

(d)           Notice to Insurers.  If, at the time of the receipt of a notice of a claim pursuant to Section 2(b) hereof, the Company has director and officer liability insurance in effect, the Company shall give prompt notice of the commencement of such proceeding to the insurers in accordance with the procedures set forth in the respective policies.  The Company shall thereafter take all necessary or desirable action to cause such insurers to pay, on behalf of the Indemnitee, all amounts payable as a result of such proceeding in accordance with the terms of such policies.

(e)           Selection of Counsel.  In the event the Company shall be obligated under Section 2(a) hereof to pay the expenses of any proceedings against Indemnitee, the Company, if appropriate, shall be entitled to assume the defense of such proceeding, with counsel approved by Indemnitee, upon the delivery to Indemnitee of written notice of its election so to do.  After delivery of such notice, approval of such counsel by Indemnitee and the retention of such counsel by the Company, the Company will not be liable to Indemnitee under this Agreement for any fees of counsel subsequently incurred by Indemnitee with respect to the same proceeding, provided that (i) Indemnitee shall have the right to employ separate counsel in any such proceeding at Indemnitee's expense; and (ii) if (A) the employment of counsel by Indemnitee has been previously authorized by the Company, (B) Indemnitee shall have reasonably concluded that there may be a conflict of interest between the Company and Indemnitee in the conduct of any such defense, or (C) the Company shall not, in fact, have employed counsel to assume the defense of such proceeding, then the fees and expenses of Indemnitee's counsel shall be at the expense of the Company.

(f)           Effect of Change in Law.  Notwithstanding any other provision of this Agreement, in the event of any change in any applicable law, statute or rule which narrows the right of the Company to indemnify Indemnitee, such change, to the extent not otherwise required by such law, statute or rule to be applied to this Agreement, shall have no effect on this Agreement or the parties' rights and obligations hereunder.

(g)           Nonexclusivity.  The indemnification provided by this Agreement shall not be deemed exclusive of any rights to which Indemnitee may be entitled under the Company's Articles of Incorporation, its Bylaws, any agreement, any vote of shareholders or disinterested directors, applicable law, or otherwise, both as to action in Indemnitee's official capacity and as to action in another capacity while holding such office.  The indemnification provided under this Agreement shall continue as to Indemnitee from any action taken or not taken while serving in an indemnified capacity even though he may have ceased to serve in such capacity at the time of any action, suit or other covered proceeding.

3.             Partial Indemnification.   If Indemnitee is entitled under any provision of this Agreement to indemnification by the Company for some or a portion of the expenses, judgments, fines or penalties actually or reasonably incurred by him in the investigation, defense, appeal or settlement of any Action, but not, however, for the total amount thereof, the Company shall nevertheless indemnify Indemnitee for the portion of such expenses, judgments, fines or penalties to which Indemnitee is entitled.

4.             Mutual Acknowledgement.   Both the Company and Indemnitee acknowledge that in certain instances, Federal or state law, regulation or applicable public policy may prohibit the Company from indemnifying Indemnitee under this Agreement or otherwise.  Indemnitee understands and acknowledges that the Company has undertaken or may be required in the future to undertake with the Securities and Exchange Commission to submit the question of indemnification to a court in certain circumstances for a determination of the Company's right under law or public policy to indemnify Indemnitee.

5.             Severability.   Nothing in this Agreement is intended to require or shall be construed as requiring the Company to do or fail to do any act in violation of applicable law.  The Company's inability, pursuant to law, regulation or court order, to perform its obligations under this Agreement shall be severable as provided in this Section 5. If this Agreement or any portion hereof shall be invalidated on any ground by any court of competent jurisdiction, then the Company shall nevertheless indemnify Indemnitee to the full extent permitted by any applicable portion of this entire Agreement that shall not have been invalidated, and the balance of this Agreement not so invalidated shall be enforceable in accordance with its terms.

6.             Exceptions.  Any other provision herein to the contrary notwithstanding, the Company shall not be obligated pursuant to the terms of this Agreement:

(a)           Claims Initiated by Indemnitee.  To indemnify or advance expenses to Indemnitee with respect to Actions initiated or brought voluntarily by Indemnitee and not by way of defense, but such indemnification or advancement of expenses may be provided by the Company in specific cases if the Board has approved the initiation or bringing of such suit;

(b)           Lack of Good Faith.  To indemnify Indemnitee for any expenses incurred by Indemnitee with respect to any Action initiated by Indemnitee to enforce or interpret this Agreement, if a court of competent jurisdiction determines that each of the material assertions made by Indemnitee in such proceedings was not made in good faith or was frivolous; or

(c)           No Duplication of Payments.  To make any payment in connection with any claim made against Indemnitee to the extent Indemnitee has otherwise received payment (under any insurance policy, the Articles of Incorporation or Bylaws of the Company, contract or otherwise) of the amounts otherwise indemnifiable hereunder.  If the Company makes any indemnification payment to Indemnitee in connection with any claim made against Indemnitee and Indemnitee has already received or thereafter receives payments in connection with the same claim, then Indemnitee shall reimburse the Company in an amount equal to the lesser of (i) the amount of the payment otherwise received by Indemnitee, and (ii) the full amount of the indemnification payment made by the Company.

7.           Construction of Certain Phrases.

(a)           For purposes of this Agreement, references to the "Company" shall include any successor, resulting, or surviving corporation of the Company.

(b)           For purposes of this Agreement, references to "fines" shall include any excise taxes assessed on Indemnitee with respect to an employee benefit plan; and references to serving at the request of the Company" shall include any service as an Agent of the Company or any subsidiary of the Company which imposes duties on, or involves services by, such Agent with respect to an employee benefit plan, its participants, or beneficiaries; and if Indemnitee acted in good faith and in a manner Indemnitee reasonably believed to be in the interest of the participants and beneficiaries of an employee benefit plan, Indemnitee shall be deemed to have acted in a manner "in the best interest of the Company" as referred to in this Agreement.

8.           Counterparts.   This Agreement may be executed in one or more counterparts, each of which shall constitute an original.

9.           Successors and Assigns.   This Agreement shall be binding upon the Company and its successors and assigns, and shall inure to the benefit of Indemnitee and Indemnitee's estate, heirs, legal representatives and assigns.

10.           Notice.   Addresses for notice to either party are as shown on the signature page of this Agreement, or as subsequently modified by written notice.  All notices, requests, demands and other communications under this Agreement shall be in writing and shall be deemed duly given (i) if delivered by hand and receipted for by the party addressee, on the date of such receipt, or (ii) if mailed by domestic certified or registered mail with postage prepaid, on the third business day after the date postmarked if addressed as provided for on the signature page of this Agreement, unless sooner received, or as subsequently modified by written notice.

11.           Attorneys' Fees.   If any action or proceeding is brought to enforce or interpret any provision of this Agreement, the prevailing party shall be entitled to recover as an element of its costs, and not its damages, reasonable attorneys' fees to be fixed by the court.  The prevailing party is the party who is entitled to recover the costs of its action or proceeding, whether or not such action or proceeding proceeds to final judgment.  A party not entitled to recover its costs of suit may not recover attorneys' fees.  No sum for attorneys' fees shall be counted in calculating the amount of a judgment for purposes of determining whether a party is entitled to recover its costs or attorneys' fees.

12.           Consent to Jurisdiction.   The Company and Indemnitee each hereby irrevocably consents to the jurisdiction of the court of the State of California for all purposes in connection with any action or proceeding which arises out of or relates to this Agreement and agrees that any action instituted under this Agreement shall be brought only in the state courts of the State of California, or in Federal courts located in such State.

IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date first above written.

IMPACT MEDICAL SOLUTIONS, INC.

By:
Its: Chief Executive Officer and President
AGREED TO AND ACCEPTED:

INDEMNITEE:
________________________

(signature)

(address)

EMPLOYMENT AGREEMENT

          This Employment Agreement is made and entered into as of January 1, 2011, by and between iTech Medical, Inc. a Delaware corporation (the “Company”), and Dr. Alan Goldman (“Employee”).

WITNESSETH:

          WHEREAS, the Company desires to employ Employee, and Employee desires to accept such employment with the Company.

          NOW, THEREFORE, in consideration of the mutual covenants hereinafter set forth, the parties hereto agree as follows:

1.	Engagement and Responsibilities

1.1
Upon the terms and subject to the conditions set forth in this Agreement, and commencing as of the Effective Date, the Company hereby engages and employs Employee as an officer of the Company, with the title and designation “Vice President, Clinical and Medical Affairs.” Employee hereby accepts such engagement and employment pursuant to the terms hereof. Employee shall report to the Chief Executive Officer of the Company (“CEO”).

1.2
Employee agrees to devote all of Employee’s business time, energy and efforts to the business of the Company and will use Employee’s best efforts and abilities faithfully and diligently to promote the Company’s business interests. Employee’s duties and responsibilities shall be those that are normally and customarily vested in the offices of the Vice President, including, without limitation, the following (collectively, the “Duties”), subject in all cases to limitations imposed by the Board:

1.2.1	the development of clinical goals for the products of the Company;

1.2.2	the development of the Company’s clinical policies, procedures and best practices;

1.2.3	the development and establishment of the Company’s strategic plans;

1.2.4	establish training curriculum and oversee all clinical training offered by the company for: Clinical and Medical staff, customer support and MPR Technicians

1.2.5	development and execute the Company’s clinical programs assuring that all Clinical Studies and trial sites are in full compliance with federal/national, state/provincial and local laws and

1.2.6	Chair the Company’s Medical Advisory Board.

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1.3	Employee hereby agrees and acknowledges that the nature and scope of his Duties will require him to undertake a certain amount of travel in connection with fulfilling such duties.

1.4	Employee shall remain free from Conflict of Interest as defined in this agreement. Company expressly acknowledges that Employee may:

1.4.1	with the approval of the CEO and Board, participate as a Board director, observer or advisor for other public and private companies

1.4.2	without consulting the Board, make and manage personal business investments of Employee’s choice; and

1.4.3	serve in any capacity with any non-profit civic, educational or charitable organization.

1.5	Covenants of Employee

1.5.1
Best Efforts. Employee shall report directly to the Chief Executive Officer and shall devote his best efforts to the business and affairs of the Company. Employee shall perform his duties, responsibilities and functions to the Company hereunder to the best of his abilities in a diligent, trustworthy, professional and efficient manner.

1.5.2
Records and Reports. The Employee shall use his best efforts and skills to truthfully, accurately, and promptly make, maintain, and preserve all records and reports that the Company may, from time to time, request or require, fully account for all money, records, equipment, materials, or other property belonging to the Company of which he may have custody, and promptly pay and deliver the same whenever he may be directed to do so by the Board.

1.5.3
Rules and Regulations. Employee shall obey all rules, regulations (and special instructions of the Board, if any) and all other rules, regulations, guides, handbooks, procedures, policies and special instructions applicable to the Company Group and its business in connection with his duties hereunder and shall endeavor to improve his ability and knowledge of the Company’s business in an effort to increase the value of his services for the mutual benefit of the Company and the Employee.

1.5.4
Expertise. The Employee shall make available to the Company any and all information of which he has knowledge that is relevant to the Company’s business and shall make all suggestions and recommendations that he believes will be of benefit to the Company.

1.5.5
Opportunities. The Employee shall make all business opportunities of which he becomes aware that are relevant to the Company’s business available to the Company, and to no other person or entity or to himself individually.

1.5.6
Compliance. The Employee shall use his best efforts and skills to cause the Company to comply with all of its contractual obligations and commitments, as well as all applicable laws, rules and regulations.

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2.	Definitions

For purposes of this Agreement, the following capitalized terms shall have the meanings set forth below:

2.1
“Board” shall mean the Board of Directors of the Company or the Compensation Committee or other committee of the Board if and to the extent the Board of Directors delegates some or all of its duties or powers with respect to compensation or other matters relevant to Employee in his capacity as employee of the Company.

2.2
“Conflict of Interest” shall be deemed as directly or indirectly, either as an employee, employer, consultant, agent, investor, principal, partner, stockholder (except as the holder of less than 1% of the issued and outstanding stock of a publicly held corporation), corporate officer or director, or in any other individual or representative capacity, engage or participate in any business that is in competition in any manner whatsoever with the business of the Company Group, as such businesses are now or hereafter conducted.

2.3	“Change in Control” shall mean the occurrence of any of the following:

2.3.1
The acquisition by any individual, entity or group (within the meaning of Section 13(d)(3) or 14(d)(2) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”)) (a “Person”) of beneficial ownership (within the meaning of Rule 13d–3 promulgated under the Exchange Act), other than the Existing Shareholders, of more than 50% of the stock of any class or classes having by the terms thereof ordinary voting power to elect a majority of the directors of the Company;

2.3.2
A merger or consolidation involving the Company if the stockholders owning the capital stock of the Company immediately before such merger or consolidation do not, as a result of such merger or consolidation, own, directly or indirectly, more than 50% of the combined voting power or ownership interests of the Company, or the entity resulting from such merger or consolidation, in substantially the same proportion as their ownership of the combined voting power or ownership interests outstanding immediately before such merger or consolidation.

2.3.3	A sale of all, or substantially all, of the assets of the Company other than to the Existing Shareholders.

2.4	“Company Group” shall mean the Company and all subsidiaries of the Company.

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2.5	“Effective Date” shall mean the date of this Agreement as first set forth above.

2.6
“Existing Shareholders” shall mean one or more of the following: (a) MPR Health Systems, Inc.; (b) any individual who is a director of the Company on the Effective Date; (c) any member of the immediately family of any individual who is a director of the Company on the Effective Date; and (d) any Person that is controlled directly or indirectly by one or more of the Persons described in (a), (b) or (c).

2.7	“For Cause” shall mean, in the context of a basis for termination of Employee’s employment with the Company, that:

2.7.1	upon the death of Employee or

2.7.2
upon delivery to Employee of written notice of termination by the Company if Employee shall suffer a physical or mental disability which renders Employee, in the reasonable judgment of the Board/Chief Executive Officer of the Company, unable to perform his duties and obligations under this Agreement for either 60 consecutive days or 120 days in any 12-month period.

2.7.3	Employee is convicted of, or pleads guilty or nolo contendere with respect to, theft, fraud, a crime involving moral turpitude, or a felony under federal or applicable state law; or

2.7.4	Employee made any material misrepresentation or omission regarding his employment history, education or experience in connection with his negotiations to become an employee of the Company

2.8
“Good Reason” shall mean, in the context of a basis for termination by Employee of his employment with the Company (a) without Employee’s consent, his position or duties are modified by the Company to such an extent that his duties are no longer consistent with the positions of an executive officer of the Company; (b) a material breach by the Company of this Agreement, which breach is not cured or corrected within 15 days of written notice thereof from Employee; (c) a reduction in Employee’s base salary; or (d) Employee is required to perform his duties primarily in a location other than the State of Utah; provided, however, notwithstanding subparagraph (d) hereof, Employee understands that he will be required to undertake a certain amount of traveling in connection with his employment as an executive officer, and such travel shall not constitute “Good Reason” as a basis for Employee’s termination of this Agreement.

2.9	“Person” shall mean an individual or a partnership, corporation, trust, association, limited liability company, governmental authority or other entity.

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3.	Compensation and Benefits

3.1
Salary. The Company shall pay to Employee a salary in installments in the same manner and at the same time the Company Group pays salaries to other senior officers of the Company Group, but in no event less frequently than equal monthly installments. Employee’s initial salary shall be at an annual rate of $120,000. The Company may increase Employee’s salary from time to time.

3.2	Discretionary Bonus. The Board may, in its sole and absolute discretion, from time to time determine to award Employee a bonus and such bonus shall be in an amount and form determined by the Board.

3.3
Company Stock Option Plan. The Board of Directors may choose to award the Employee with stock options pursuant to the Company’s Stock Option Plan (the “Plan”). The Option shall be in the form attached as Exhibit A to this Agreement, shall vest in equal quarterly installments over a the first year and monthly during the final two years from the date of grant and shall have an exercise price equal to the closing price of the Common Stock on the Effective Date.

3.4
Expense Reimbursement. Employee shall be entitled to reimbursement from the Company for the reasonable costs and expenses that Employee incurs in connection with the performance of Employee’s duties and obligations under this Agreement in a manner consistent with the Company’s practices and policies therefor.

3.5
Employee Benefit Plans. Employee shall be entitled to participate in any pension, savings and group term life, medical, dental, disability and other group benefit plans, which the Company Group makes available to its senior officers generally. Employee hereby acknowledges that the Company does not currently maintain any such benefit plans.

3.6
Vacation. The devotion of reasonable periods of time by Employee for personal purposes, unrelated outside business activities, or charitable activities, shall not be deemed a breach of this Agreement, provided that such purposes or activities do not materially interfere with the services required to be rendered to or on behalf of Employer.

3.7
Withholding. The Company may deduct from any compensation payable to Employee (including payments made pursuant to Section 3 of this Agreement in connection with or following termination of employment) amounts sufficient to cover Employee’s share of applicable federal, state and/or local income tax withholding, old-age and survivors’ and other social security payments, state disability and other insurance premiums and payments.

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4.	Term of Employment

Employee’s employment pursuant to this Agreement shall commence on the Effective Date and shall terminate on the earliest to occur of the following:

4.1	upon the death of Employee;

4.2
upon delivery to Employee of written notice of termination by the Company if Employee shall suffer a physical or mental disability which renders Employee, in the reasonable judgment of the Board/Chief Executive Officer of the Company, unable to perform his duties and obligations under this Agreement for either 60 consecutive days or 120 days in any 12-month period;

4.3	upon 30 days’ written notice from Employee to the Company at any time after the Effective Date;

4.4
upon delivery to Employee of written notice of termination by the Company (i) For Cause, or (ii) without Cause following receipt of written notice of termination from Employee pursuant to Section 4.3 of this Agreement;

4.5	upon not less than 30 days prior written notice from the Company to Employee of termination by the Company without Cause; or

4.6
upon delivery to the Company of written notice of termination by Employee for Good Reason; provided, however, prior to any such termination by Employee pursuant to this Section 4.6, Employee shall advise the Company in writing within 15 days of the occurrence of any circumstances that would constitute Good Reason, and the Company does not cure such circumstances within 15 days following receipt of Employee’s written notice. For the avoidance of doubt, with respect to any specific set of circumstances that may constitute a basis for Good Reason, if Employee fails to inform the Company in writing, as provided herein, of the existence of such circumstances, Employee shall automatically forfeit the right thereafter to categorize such circumstances as Good Reason and terminate his employment hereunder pursuant to this Section 4.6.

5.	Compensation and Benefits Following Termination of Employment

5.1
If Employee’s employment is terminated pursuant to Section 4.1 (death) or Section 4.2 (disability), Section 4.3 (by Employee upon 30 days’ notice), or Section 4.4 (by the Company For Cause), Employee shall be entitled to salary accrued through the date of termination and no other benefits other than as required under the terms of employee benefit plans in which Employee was participating as of the date of termination.

5.2
If Employee’s employment is terminated by the Company pursuant to Section 4.5 (without Cause upon not less than 30 days’ prior written notice) or by Employee pursuant to Section 4.6 (Good Reason), the following provisions shall be applicable:

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5.2.1
Unless Employee is entitled to a payment under Section 5.2.3, Employee shall be entitled to continue to receive the salary at the rate in effect upon the date of termination of employment for twelve (12) months following the date of termination of employment, payable in accordance with the Company’s normal payroll practices and policies, as if Employee’s employment had not terminated.

5.2.2	Vesting of the Option shall accelerate with respect to any portion of the Option that is otherwise unvested as of the date of termination.

5.2.3
If such termination occurs within one year following a Change of Control, Employee shall be entitled to a lump sum payment equal to 200% of Employee’s salary with accelerated vesting of any remaining portion of the employees options as of the date of termination of employment, payable within 5 days following termination of employment, subject to Section 5.2.6 of this Agreement.

5.2.4
Employee shall be entitled to no other post-employment benefits except for benefits payable under applicable benefit plans in which Employee is entitled to participate pursuant to Section 3.5 hereof through the date of termination, subject to and in accordance with the terms of such plans.

5.2.5	In no event shall Employee be entitled to a payment under more than one of the following sections: Section 5.2.1 and 5.2.3.

5.2.6
The Company shall be entitled to defer any payment under this Section 5.2 until such time under applicable law and regulation Employee shall not have the right to revoke the release executed and delivered to the Company pursuant to Section 5.3 of this Agreement.

5.3	As a condition to Employee’s right to receive any benefits pursuant to Section 5.2 of this Agreement:

5.3.1
Employee must execute and deliver to the Company (a) written notice of Employee’s resignation from the Board (if Employee is so appointed by the Company’s shareholders), and (b) a written release in the form attached as Exhibit C to this Agreement, of any and all claims against the Company Group and all directors and officers of the Company Group with respect to all matters arising out of Employee’s employment by the Company, or the termination thereof (other than claims for entitlements under the terms of this Agreement or plans or programs of the Company in which Employee has accrued a benefit); and

5.3.2	Employee must not breach any of his covenants and agreements under Sections 7 and 8 of this Agreement, which continue following termination of his employment.

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5.4
Employee acknowledges that the Company has the right to terminate Employee’s employment without Cause, the Company acknowledges that Employee has the right to terminate his employment for any reason upon written notice, and both parties hereby agree that such termination shall not be a breach of this Agreement or any other express or implied agreement between the Company and Employee. Accordingly, in the event of such termination, each of the Company and Employee shall be entitled only to those benefits and rights specifically provided for in this Agreement in the event of such termination, and shall not have any other rights to any compensation or damages for breach of contract.

5.5	Employee shall have no obligation to offset any payments he receives from the Company following the termination of his employment by any payments he receives from his subsequent employer.

6.	Representations and Warranties of Employee

Employee represents and warrants to the Company that:

6.1
Employee has full power and authority to enter into and fully perform this Agreement, and this Agreement does not conflict with or violate any other agreement, obligation, order or other restriction to which Employee is subject.

6.2
Employee is not a party to any litigation, nor is aware of any threatened action, proceeding or litigation which (a) could in any way involve the Company or (b) will result in Employee’s inability to perform his obligations hereunder, including any action which could be reasonably foreseen to require a significant amount of Employee’s time.

6.3	This Agreement has been duly executed by Employee and constitutes a binding and valid obligation of Employee, enforceable in accordance with its terms.

6.4
Employee has fully disclosed in writing any debarment, suspension or material sanctions imposed within the last ten years by any federal or state governmental agency or instrumentality or government-sponsored enterprise on either Employee or any company for which Employee was a senior officer with respect to operations under Employee supervision.

6.5
Employee has completely and accurately disclosed to the Company, pursuant to Exhibit B attached hereto, all legal proceedings, orders, bankruptcies, and judgments, which Employee has been the subject of, during the past five years.

7.	Covenant Not To Solicit; Non-Compete

Employee agrees:

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7.1
During the period commencing with the date of this Agreement and terminating one year from the date of termination of Employee’s employment with the Company, Employee will not directly or indirectly, either alone or by action in concert with others: (a) induce or attempt to influence any employee of any member of the Company Group to engage in any activity in which Employee is prohibited from engaging by Section 1.4 of this Agreement or to terminate his or her employment with any member of the Company Group; (b) induce or attempt to induce any customer, supplier, licensee or other business relationship of any member of the Company Group to cease or reduce its business with any member of the Company Group, or in any way interfere with the relationship between any such customer, supplier, licensee or business relationship and any member of the Company Group; or (c) solicit business from any of the Company Group’s customers that competes with the business of the Company.

7.2
During the period from the date Employee’s employment with the Company terminates through the first anniversary of such date, except pursuant to the prior written consent of the Board, Employee shall not, directly or indirectly, either as employer, consultant, advisor, agent, investor, principal, partner, stockholder (except as the holder of less than 1% of the issued and outstanding stock of a publicly held corporation), or in any other individual or representative capacity, engage or participate in any business involving the development or sale/distribution of diagnostic tools for back ailments.

8.	Confidentiality

Employee agrees not to disclose or use at any time (whether during or after Employee’s employment with the Company) for Employee’s own benefit or purposes or the benefit or purposes of any other Person any information, data, trade secrets and confidential or proprietary information relating to the business, operations, assets and liabilities of the Company Group, including without limitation all customers and/or suppliers’ identities, characteristics and agreements, financial information and projections, employee files, business and marketing plans, sales activities, pricing methodologies, credit and financial data and financial methods (the “Confidential Material”), provided that the foregoing shall not apply to information which is not unique to the Company Group or which is generally known to the industry or the public other than as a result of Employee’s breach of this covenant. Employee agrees that upon termination of his employment with the Company for any reason, he will return to the Company immediately all memoranda, books, papers, plans, information, letters and other data, and all copies thereof or therefrom, in any way relating to the business of the Company Group except that he may retain personal notes, notebooks, diaries, rolodexes and addresses and phone numbers. Employee further agrees that he will not retain or use for his account at any time any trade names, trademark or other proprietary business designation used or owned in connection with the business of any member of the Company Group.

9.
Specific Performance. Employee acknowledges and agrees that the Company’s remedies at law for a breach or threatened breach of any of the provisions of Sections 1.4, 7 or 8 hereof would be inadequate and, in recognition of this fact, Employee agrees that, in the event of such a breach or threatened breach, in addition to any remedies at law, the Company, without posting any bond, shall be entitled to obtain equitable relief in the form of specific performance, temporary restraining order, temporary or permanent injunction or any other equitable remedy which may then be available.

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10.	Arbitration of Disputes

10.1
Except as set forth in Section 10.2 below, any controversy or claim between the Company and Employee relating to Employee’s employment with the Company, including but not limited to those arising out of or relating to this Agreement and those involving conduct alleged to be in violation of local, state or federal statutory or common law (including, but not limited to, any claim of unlawful discrimination, harassment, retaliation, breach of fiduciary duty, misappropriation of trade secrets and unfair competition), shall be settled by final and binding arbitration. The arbitration shall be conducted in accordance with the National Rules for the Resolution of Employment Disputes of the American Arbitration Association (“AAA”), and a judgment upon any award rendered by the arbitrator may be entered in any court having jurisdiction. The arbitration shall be heard in Portland, Oregon. The arbitrator shall apply, as applicable, federal or Oregon substantive law and law of remedies. The arbitrator’s remedial authority shall be no greater than that which is available under the statutory or common law theory asserted. The Company shall bear the cost of the arbitrator’s fees and other costs (which do not include attorneys’ fees) unique to arbitration in compliance with applicable law.

10.2
Subsection 10.1 above does not apply to or cover the following claims: (a) claims for workers’ compensation benefits; (b) claims for unemployment compensation benefits; (c) claims brought in court to compel arbitration under this Agreement, to enforce an arbitration award or to obtain preliminary injunctive and/or other equitable relief in support of claims to be prosecuted in an arbitration by either party; and (d) claims based upon a pension or benefit plan which contains an arbitration or other dispute resolution procedure, in which case the provisions of such plan shall apply.

11.	Miscellaneous

11.1
Notices. All notices, requests, demands and other communications (collectively, “Notices”) given pursuant to this Agreement shall be in writing, and shall be delivered by personal service, courier, facsimile transmission or by United States first class, registered or certified mail, addressed to the following addresses:

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11.1.1	If to the Company, to:

17011 Beach Blvd., Suite 900
Huntington Beach, CA 92647
Attn: Wayne Cockburn, Chief Executive Officer

11.1.2	If to Employee, to:

to Employee’s address as set forth on the books and records of the Company

11.1.3
Any Notice, other than a Notice sent by registered or certified mail, shall be effective when received; a Notice sent by registered or certified mail, postage prepaid return receipt requested, shall be effective on the earlier of when received or the third day following deposit in the United States mails (or on the seventh day if sent to or from an address outside the United States). Any party may from time to time change its address for further Notices hereunder by giving notice to the other party in the manner prescribed in this Section.

11.2
Entire Agreement. This Agreement contains the sole and entire agreement and understanding of the parties with respect to the entire subject matter of this Agreement, and any and all prior discussions, negotiations, commitments and understandings, whether oral or otherwise. No representations, oral or otherwise, express or implied, other than those contained in this Agreement have been relied upon by any party to this Agreement. Notwithstanding the foregoing, Employee acknowledges that the Company has relied on his resume and other documents which may have been provided by Employee, and oral statements regarding Employee’s employment history, education and experience, in determining to enter into the Agreement, and material misrepresentations (or omissions) in connection with such documents may constitute the basis of termination For Cause, as contemplated by the definition of For Cause.

11.3
Severability. In the event that any provision or portion of this Agreement shall be determined to be invalid or unenforceable for any reason, in whole or in part, the remaining provisions of this Agreement shall be unaffected thereby and shall remain in full force and effect to the fullest extent permitted by law.

11.4	Governing Law. This Agreement shall be construed in accordance with the laws of the State of Delaware without giving effect to the principles of conflicts of law thereof.

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11.5	Captions. The various captions of this Agreement are for reference only and shall not be considered or referred to in resolving questions of interpretation of this Agreement.

11.6	Counterparts. This Agreement may be executed in any number of counterparts, each of which shall be deemed to be an original, but all of which together shall constitute one and the same instrument.

11.7
Business Day. If the last day permissible for delivery of any notice under any provision of this Agreement, or for the performance of any obligation under this Agreement, shall be other than a business day, such last day for such notice or performance shall be extended to the next following business day (provided, however, under no circumstances shall this provision be construed to extend the date of termination of this Agreement).

11.8
Attorneys’ Fees. In any arbitration proceeding or court action relating to this Agreement or Employee’s employment with the Company, the prevailing party shall be entitled to recover its reasonable attorneys’ fees and costs (other than the costs of the arbitration, which shall be borne by Employer).

11.9
Advice from Independent Counsel. The parties hereto understand that this Agreement is legally binding and may affect such party’s rights. Each party represents to the other that it has received legal advice from counsel of its choice regarding the meaning and legal significance of this Agreement to which it is a party and that it is satisfied with its legal counsel and the advice received from it.

11.10
Judicial Interpretation. Should any provision of this Agreement require judicial interpretation, it is agreed that a court interpreting or construing the same shall not apply a presumption that the terms hereof shall be more strictly construed against any Person by reason of the rule of construction that a document is to be construed more strictly against the Person who itself or through its agent prepared the same, it being agreed that all Parties have participated in the preparation of this Agreement.

11.11
Waiver of Jury Trial. IF NOTWITHSTANDING THE AGREEMENT THAT ALL DISPUTES BE SUBMITTED TO BINDING ARBITRATION, A DISPUTE IS SUBMITTED TO A COURT, EACH PARTY HERETO WAIVES THE RIGHT TO A TRIAL BY JURY IN ANY DISPUTE IN CONNECTION WITH OR RELATING TO THIS AGREEMENT, ANY RELATED AGREEMENT OR ANY MATTERS DESCRIBED OR CONTEMPLATED HEREIN OR THEREIN, AND AGREE TO TAKE ANY AND ALL ACTION NECESSARY OR APPROPRIATE TO EFFECT SUCH WAIVER. IN THE EVENT OF LITIGATION, THIS AGREEMENT MAY BE FILED AS WRITTEN

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CONSENT TO A TRIAL BY THE COURT.

11.12
Section 409A. Notwithstanding the timing of payments set forth in this Agreement, if the Company determines that Employee is a “specified employee” within the meaning of Section 409A of the Internal Revenue Code of 1986, as amended, and that, as a result of such status, any portion of the payment under this Agreement would be subject to additional taxation, the Company will delay paying any portion of such payment until the earliest permissible date on which payments may commence without triggering such additional taxation (with such delay not to exceed six months), with the first such payment to include the amounts that would have been paid earlier but for the above delay.

          IN WITNESS WHEREOF, this Agreement has been made and entered into as of the date and year first above written.

ITECH MEDICAL, INC.

By:
Title:

EMPLOYEE

Alan Goldman

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EXHIBIT A

Form of Stock Option Agreement

*	To follow

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EXHIBIT B

Legal Proceedings

          Employee hereby represents and warrants to the Company that (i) there has not been any bankruptcy petition filed by or against any business of which Employee was a general partner or executive officer at the time of bankruptcy or within two years prior thereto; (ii) Employee has not been convicted in a criminal proceeding or been the subject of a pending criminal proceeding (excluding traffic violations and other minor traffic offenses); (iii) Employee has not been the subject of any order, judgment or decree, not subsequently reversed, suspended or vacated, of any court of competent jurisdiction, permanently or temporarily enjoining, barring, suspending or otherwise limiting Employee’s involvement in any type of business, securities or banking activities; Employee has not been found by a court of competent jurisdiction in a civil action, by the Securities and Exchange Commission or the Commodity Futures Trading Commission to have violated a federal or state securities or commodities laws, where such judgment has not been reversed, suspended or vacated.

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EXHIBIT C

Form of Release

ITECH MEDICAL, INC.

Employee Release (the “Release”)

          For value consideration, including without limitation severance payments, receipt of which is acknowledged by the undersigned employee (the “Employee”) of iTech Medical, Inc. (the “Company”), Employee hereby agrees as follows:

General Release

          Release by Employee. The Employee knowingly and voluntarily waives and releases all rights and claims, known and unknown, which the Employee may have against the Company, and/or any of the Company’s related or affiliated entities or successors, or any of their current or former parents, subsidiaries, partners, affiliates, shareholders, directors, officers, employees, agents, representatives, predecessors, successors or assigns (the “Company Releasees”), including without limitation, any and all charges, complaints, claims, liabilities, obligations, promises, agreements, contracts, controversies, damages, actions, causes of action, suits, rights, demands, costs, losses, debts and expenses of any kind arising out of, resulting from or in any manner relating to the Employee’s employment by the Company, under any employment agreement or otherwise, and the termination of the Employee’s employment hereunder. The Employee’s general release under this Release includes, but is not limited to, claims for employment discrimination, harassment, wrongful termination, constructive termination, violation of public policy, breach of any express or implied contract, breach of any implied covenant, fraud, intentional or negligent misrepresentation, emotional distress, defamation, libel, or any other claims relating to the Employee’s relationship with Company. The Employee’s general release also includes a release of any claims under any federal, state or local laws or regulations, including, but not limited to: (a) Title VII of the Civil Rights Act of 1964, 42 U.S.C. § 2000(e) et. seq. (race, color, religion, sex, and national origin discrimination; (b) the Age Discrimination in Employment Act, 29 U.S.C. § 621 et. seq. (age discrimination); (c) Section 1981 of the Civil Rights Act of 1866, 42 U.S.C. 1981 (race discrimination); (d) the Equal Pay Act of 1963, 29 U.S.C. § 206 (equal pay); (e) the California Fair Employment and Housing Act, Cal. Gov’t. Code §12900, et. seq. (discrimination, including race, color, national origin, ancestry, disability, medical condition, marital status, sex, sexual orientation; sexual or racial harassment and age); (f) the California Labor Code § 200, et. seq. (salary, commission, compensation, benefits and other matters); (g) the Fair Labor Standards Act, 29 U.S.C. § 201, et. seq. (wage and hour matters, including overtime pay); (h) the Consolidated Omnibus Budget Reconciliation Act of 1985 (COBRA), 42 U.S.C. S 1395(c) (insurance matters); (i) Executive Order 11141 (age discrimination); (j) Section 503 of the Rehabilitation Act of 1973, 29 U.S.C. § 701, et. seq. (disability discrimination); (k) the Employee Retirement Income Security Act of 1974, 29 U.S.C. § 1001, et. seq. (employee benefits); (l) Title I of the Americans with Disabilities Act (disability discrimination); California Labor Code Section 132a (discrimination based on filing a workers’ compensation claim); and (m) any applicable California Industrial Welfare Commission Order (wage matters). The Employee is not releasing any claims (a) based on acts or events occurring after the signing of this Release, (b) rights to benefits that have vested under any Company benefit plan, (c) any claims to indemnification as a director or officer under or pursuant to Company’s Certificate of Incorporation or Bylaws, and (d) any rights to Directors’ and Officers’ insurance coverage. The matters that are the subject of the releases referred to in this Section 0 are referred to herein as the “Released Matters.”

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          Unknown Claims. The Employee acknowledges that there is a risk that subsequent to the execution of this Release, he will incur or suffer damage, loss or injury to persons or property that is unknown or unanticipated at the time of the execution of this Release. The Employee hereby specifically assumes such risk and agrees that this Release and the releases contained herein shall and do apply to all unknown or unanticipated claims, as well as those currently known or anticipated. Accordingly, the Employee acknowledges that he has read the provisions of California Civil Code Section 1542, which provides as follows:

“A general release does not extend to claims which the creditor does not know or suspect to exist in his favor at the time of executing the release, which if known by him must have materially affected his settlement with the debtor.”

Notwithstanding the provisions of Section 1542, and for the purpose of implementing a full and complete release and discharge of the Company and others released herein, the Employee expressly acknowledges that this Release is intended to include and does include in its effect, without limitation, all claims which he does not know or suspect to exist in his favor against the Company Releasees, and that this Release contemplates the extinguishment of any such claim or claims.

          Assumption of Risk; Investigation of Facts. The Employee hereby expressly assumes the risk of any mistake of fact or that the true facts might be other than or different from the facts now known or believed to exist, and it is his express intention to forever settle, adjust and compromise any and all disputes between and among such party and the Company Releasees, finally and forever, and without regard to who may or may not have been correct in their respective understandings of the facts or the law relating thereto. In making and executing this Release, the Employee represents and warrants that he has made such investigation of the facts and the law pertaining to the matters described in this Release as such party deems necessary, and he has not relied upon any statement or representation, oral or written, made by the Company with respect to any of the facts involved in any dispute or possible dispute between the parties hereto, or with respect to any of the Employee’s rights or asserted rights, or with respect to the advisability of making and executing this Release.

          Ownership of Claims. The Employee represents and agrees that he has not assigned or transferred, or attempted to assign or transfer, to any person or entity, any of the Released Matters.

          No Representations. The Employee represents and agrees that no promises, statements or inducements have been made to him that caused him to sign this Release other than those expressly stated in this Release.

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Release of Age Discrimination Claims

          Age Discrimination is Specifically Intended to be Included as a Released Action. The Employee specifically intends that this Release shall include a complete release of claims under the Age Discrimination in Employment Act of 1967 (the “ADEA”; 29 U.S.C. §§ 621 et seq.), as amended by the Older Workers’ Benefit Protection Act of 1990, except for any allegation that a breach of this Act occurred following the date of this Release.

          Reasonable Time to Consider Release. The Employee acknowledges that he has been given a reasonable period of time (a maximum of 21 days, if he so chooses) to consider this Release before signing this Release. The Employee understands that he has seven days following signing of this Release to rescind it, but only insofar as it effects a release of a claim for violation of the ADEA, in which case it shall remain fully effective in all other respects. To rescind this Release as to the ADEA, the Employee agrees to fax a letter signed by the Employee to the Company, by the end of the seven-day period.

  Non-Release of Future Claims. The Employee is hereby advised that this Release does not waive or release any rights or claims that the Employee may have under the ADEA, or otherwise, which arise after the date the Employee signs this Release.

          Severance Benefits. None of the Employee’s severance benefits shall become payable unless and until the seven-day period contemplated by Section 2.2 shall have expired with Employee not revoking this Release. If the Employee revokes this Release within such seven-day period, this Release shall become null and void and of no force and effect.

Confidentiality of this Release. The Employee agrees to keep the terms of and amount paid under this Release completely confidential, and not to disclose such information to anyone other than his spouse, attorneys and licensed tax and/or professional investment advisor (hereafter referred to as the “Employee’s Confidants”), all of whom will be informed of and be bound by this confidentiality provision. Neither the Employee nor the Employee’s Confidants will disclose the terms of this Release to anyone, including without limitation, any representative of any print, radio or television media, to any past, present or prospective applicant for employment with the Company, executive recruiter or “headhunter,” to any counsel for any current or former employee of the Company, to any other counsel or third party, or to the public at large.

Voluntary Execution of Release. The Employee represents that he has carefully read this Release and that he knows and understands its contents. The Employee has had the opportunity to receive independent legal advice from attorneys of his choice with respect to his review of this Release and the advisability of executing this Release. Employee further represents and acknowledges that he has freely and voluntarily executed this Release after independent investigation and without fraud, duress, or undue influence, with a full understanding of the legal and binding effect of this Release. For purposes of this Release, whenever the context may require, any pronoun shall include the corresponding masculine, feminine and neuter forms.

This Release is executed and delivered as of _______, _____.

EMPLOYEE:

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EMPLOYMENT AGREEMENT

          This Employment Agreement is made and entered into as of February 15, 2011, by and between iTech Medical, Inc. a Delaware corporation (the “Company”), and Karl Wolcott (“Employee”).

WITNESSETH:

          WHEREAS, the Company desires to employ Employee, and Employee desires to accept such employment with the Company.

          NOW, THEREFORE, in consideration of the mutual covenants hereinafter set forth, the parties hereto agree as follows:

1.	Engagement and Responsibilities

1.1
Upon the terms and subject to the conditions set forth in this Agreement, and commencing as of the Effective Date, the.Company hereby engages and employs Employee as an officer of the Company, with the title and designation “VicePresident, Sales and Marketing” Employee hereby accepts such engagement and employment pursuant to the terms hereof. Employee shall report to the Chief Executive Officer of the Company (“CEO”).

1.2
Employee agrees to devote all of Employee’s business time, energy and efforts to the business of the Company and will useEmployee’s best efforts and abilities faithfully and diligently to promote the Company’s business interests. Employee’s duties and responsibilities shall be those that are normally and customarily vested in the offices of the Vice President, Sales.and Marketing, including, without limitation, the following (collectively, the “Duties”), subject in all cases to limitations imposed by the Board:

1.2.1	Lead in the development of sales and marketing goals for the products of the Company;

1.2.2	Participate in the new business development plans of the Company;

1.2.3	Participate in the development and establishment of the Company’s strategic partnering plans;

1.2.4	Implement directives set by the Chief Executive Officer and/or the Board; and

1.2.5	Such other duties as may be assigned by the Chief Executive Officer and/or the Board consistent with Employee’s positions as an executive officer.

1.3	Employee hereby agrees and acknowledges that the nature and scope of his Duties will require him to undertake a certain amount of travel in connection with fulfilling such duties.

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1.4	Employee hereby agrees and acknowledges that the nature and scope of his Duties will require him to undertake a certain amount of travel in connection with fulfilling such duties.

1.5	Employee shall remain free from Conflict of Interest as defined in this agreement. Company expressly acknowledges that Employee may:

1.5.1	with the approval of the CEO and Board, participate as a Board director, observer or advisor for other public and private companies

1.5.2	without consulting the Board, make and manage personal business investments of Employee’s choice; and

1.5.3	serve in any capacity with any non-profit civic, educational or charitable organization.

1.6	Covenants of Employee

1.6.1
Best Efforts. Employee shall report directly to the Chief Executive Officer and shall devote his best efforts to the business and affairs of the Company. Employee shall perform his duties, responsibilities and functions to the Company hereunder to the best of his abilities in a diligent, trustworthy, professional and efficient manner.

1.6.2
Records and Reports. The Employee shall use his best efforts and skills to truthfully, accurately, and promptly make, maintain, and preserve all records and reports that the Company may, from time to time, request or require, fully account for all money, records, equipment, materials, or other property belonging to the Company of which he may have custody, and promptly pay and deliver the same whenever he may be directed to do so by the Board.

1.6.3
Rules and Regulations. Employee shall obey all rules, regulations (and special instructions of the Board, if any) and all other rules, regulations, guides, handbooks, procedures, policies and special instructions applicable to the Company Group and its business in connection with his duties hereunder and shall endeavor to improve his ability and knowledge of the Company’s business in an effort to increase the value of his services for the mutual benefit of the Company and the Employee.

1.6.4
Expertise. The Employee shall make available to the Company any and all information of which he has knowledge that is relevant to the Company’s business and shall make all suggestions and recommendations that he believes will be of benefit to the Company.

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1.6.5
Opportunities. The Employee shall make all business opportunities of which he becomes aware that are relevant to the Company’s business available to the Company, and to no other person or entity or to himself individually.

1.6.6
Compliance. The Employee shall use his best efforts and skills to cause the Company to comply with all of its contractual obligations and commitments, as well as all applicable laws, rules and regulations.

2.	Definitions

For purposes of this Agreement, the following capitalized terms shall have the meanings set forth below:

2.1
“Board” shall mean the Board of Directors of the Company or the Compensation Committee or other committee of the Board if and to the extent the Board of Directors delegates some or all of its duties or powers with respect to compensation or other matters relevant to Employee in his capacity as employee of the Company.

2.2
“Conflict of Interest” shall be deemed as directly or indirectly, either as an employee, employer, consultant, agent, investor, principal, partner, stockholder (except as the holder of less than 1% of the issued and outstanding stock of a publicly held corporation), corporate officer or director, or in any other individual or representative capacity, engage or participate in any business that is in competition in any manner whatsoever with the business of the Company Group, as such businesses are now or hereafter conducted.

2.3	“Change in Control” shall mean the occurrence of any of the following:

2.3.1
The acquisition by any individual, entity or group (within the meaning of Section 13(d)(3) or 14(d)(2) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”)) (a “Person”) of beneficial ownership (within the meaning of Rule 13d–3 promulgated under the Exchange Act), other than the Existing Shareholders, of more than 50% of the stock of any class or classes having by the terms thereof ordinary voting power to elect a majority of the directors of the Company;

2.3.2
A merger or consolidation involving the Company if the stockholders owning the capital stock of the Company immediately before such merger or consolidation do not, as a result of such merger or consolidation, own, directly or indirectly, more than 50% of the combined voting power or ownership interests of the Company, or the entity resulting from such merger or consolidation, in substantially the same proportion as their ownership of the combined voting power or ownership interests outstanding immediately before such merger or consolidation.

2.3.3	A sale of all, or substantially all, of the assets of the Company other than to the Existing Shareholders.

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2.4	“Company Group” shall mean the Company and all subsidiaries of the Company.

2.5	“Effective Date” shall mean the date of this Agreement as first set forth above.

2.6
“Existing Shareholders” shall mean one or more of the following: (a) MPR Health Systems, Inc.; (b) any individual who is a director of the Company on the Effective Date; (c) any member of the immediately family of any individual who is a director of the Company on the Effective Date; and (d) any Person that is controlled directly or indirectly by one or more of the Persons described in (a), (b) or (c).

2.7	“For Cause” shall mean, in the context of a basis for termination of Employee’s employment with the Company, that:

2.7.1	upon the death of Employee or

2.7.2
upon delivery to Employee of written notice of termination by the Company if Employee shall suffer a physical or mental disability which renders Employee, in the reasonable judgment of the Board/Chief Executive Officer of the Company, unable to perform his duties and obligations under this Agreement for either 60 consecutive days or 120 days in any 12-month period.

2.7.3	Employee is convicted of, or pleads guilty or nolo contendere with respect to, theft, fraud, a crime involving moral turpitude, or a felony under federal or applicable state law; or

2.7.4	Employee made any material misrepresentation or omission regarding his employment history, education or experience in connection with his negotiations to become an employee of the Company

2.8
“Good Reason” shall mean, in the context of a basis for termination by Employee of his employment with the Company (a) without Employee’s consent, his position or duties are modified by the Company to such an extent that his duties are no longer consistent with the positions of an executive officer of the Company; (b) a material breach by the Company of this Agreement, which breach is not cured or corrected within 15 days of written notice thereof from Employee; (c) a reduction in Employee’s base salary; or (d) Employee is required to perform his duties primarily in a location other than the State of Utah; provided, however, notwithstanding subparagraph (d) hereof, Employee understands that he will be required to undertake a certain amount of traveling in connection with his employment as an executive officer, and such travel shall not constitute “Good Reason” as a basis for Employee’s termination of this Agreement.

2.9	“Person” shall mean an individual or a partnership, corporation, trust, association, limited liability company, governmental authority or other entity.

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3.	Compensation and Benefits

3.1
Salary. The Company shall pay to Employee a salary in installments in the same manner and at the same time the Company Group pays salaries to other senior officers of the Company Group, but in no event less frequently than equal monthly installments. Employee’s initial salary shall be at an annual rate of $120,000. The Company may increase Employee’s salary from time to time.

3.2	Discretionary Bonus. The Board may, in its sole and absolute discretion, from time to time determine to award Employee a bonus and such bonus shall be in an amount and form determined by the Board.

3.3
Company Stock Option Plan. The Board of Directors may choose to award the Employee with stock options pursuant to the Company’s Stock Option Plan (the “Plan”). The Option shall be in the form attached as Exhibit A to this Agreement, shall vest in equal quarterly installments over a the first year and monthly during the final two years from the date of grant and shall have an exercise price equal to the closing price of the Common Stock on the Effective Date.

3.4
Expense Reimbursement. Employee shall be entitled to reimbursement from the Company for the reasonable costs and expenses that Employee incurs in connection with the performance of Employee’s duties and obligations under this Agreement in a manner consistent with the Company’s practices and policies therefor.

3.5
Employee Benefit Plans. Employee shall be entitled to participate in any pension, savings and group term life, medical, dental, disability and other group benefit plans, which the Company Group makes available to its senior officers generally. Employee hereby acknowledges that the Company does not currently maintain any such benefit plans.

3.6
Vacation. The devotion of reasonable periods of time by Employee for personal purposes, unrelated outside business activities, or charitable activities, shall not be deemed a breach of this Agreement, provided that such purposes or activities do not materially interfere with the services required to be rendered to or on behalf of Employer..

3.7
Withholding. The Company may deduct from any compensation payable to Employee (including payments made pursuant to Section 3 of this Agreement in connection with or following termination of employment) amounts sufficient to cover Employee’s share of applicable federal, state and/or local income tax withholding, old-age and survivors’ and other social security payments, state disability and other insurance premiums and payments.

4.	Term of Employment

Employee’s employment pursuant to this Agreement shall commence on the Effective Date and shall terminate on the earliest to occur of the following:

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4.1	upon the death of Employee;

4.2
upon delivery to Employee of written notice of termination by the Company if Employee shall suffer a physical or mental disability which renders Employee, in the reasonable judgment of the Board/Chief Executive Officer of the Company, unable to perform his duties and obligations under this Agreement for either 60 consecutive days or 120 days in any 12-month period;

4.3	upon 30 days’ written notice from Employee to the Company at any time after the Effective Date;

4.4
upon delivery to Employee of written notice of termination by the Company (i) For Cause, or (ii) without Cause following receipt of written notice of termination from Employee pursuant to Section 4.3 of this Agreement;

4.5	upon not less than 30 days prior written notice from the Company to Employee of termination by the Company without Cause; or

4.6
upon delivery to the Company of written notice of termination by Employee for Good Reason; provided, however, prior to any such termination by Employee pursuant to this Section 4.6, Employee shall advise the Company in writing within 15 days of the occurrence of any circumstances that would constitute Good Reason, and the Company does not cure such circumstances within 15 days following receipt of Employee’s written notice. For the avoidance of doubt, with respect to any specific set of circumstances that may constitute a basis for Good Reason, if Employee fails to inform the Company in writing, as provided herein, of the existence of such circumstances, Employee shall automatically forfeit the right thereafter to categorize such circumstances as Good Reason and terminate his employment hereunder pursuant to this Section 4.6.

5.	Compensation and Benefits Following Termination of Employment

5.1
If Employee’s employment is terminated pursuant to Section 4.1 (death) or Section 4.2 (disability), Section 4.3 (by Employee upon 30 days’ notice), or Section 4.4 (by the Company For Cause), Employee shall be entitled to salary accrued through the date of termination and no other benefits other than as required under the terms of employee benefit plans in which Employee was participating as of the date of termination.

5.2
If Employee’s employment is terminated by the Company pursuant to Section 4.5 (without Cause upon not less than 30 days’ prior written notice) or by Employee pursuant to Section 4.6 (Good Reason), the following provisions shall be applicable:

5.2.1
Unless Employee is entitled to a payment under Section 5.2.3, Employee shall be entitled to continue to receive the salary at the rate in effect upon the date of termination of employment for twelve (12) months following the date of termination of employment, payable in accordance with the .Company’s normal payroll practices and policies, as if Employee’s employment had not terminated.

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5.2.2	Vesting of the Option shall accelerate with respect to any portion of the Option that is otherwise unvested as of the date of termination.

5.2.3
If such termination occurs within one year following a Change of Control, Employee shall be entitled to a lump sum payment equal to 200% of Employee’s salary with accelerated vesting of any remaining portion of the employees options as of the date of termination of employment, payable within 5 days following termination of employment, subject to Section 5.2.6 of this Agreement.

5.2.4
Employee shall be entitled to no other post-employment benefits except for benefits payable under applicable benefit plans in which Employee is entitled to participate pursuant to Section 3.5 hereof through the date of termination, subject to and in accordance with the terms of such plans.

5.2.5	In no event shall Employee be entitled to a payment under more than one of the following sections: Section 5.2.1 and 5.2.3.

5.2.6
The Company shall be entitled to defer any payment under this Section 5.2 until such time under applicable law and regulation Employee shall not have the right to revoke the release executed and delivered to the Company pursuant to Section 5.3 of this Agreement.

5.3	As a condition to Employee’s right to receive any benefits pursuant to Section 5.2 of this Agreement:

5.3.1
Employee must execute and deliver to the Company (a) written notice of Employee’s resignation from the Board (if Employee is so appointed by the Company’s shareholders), and (b) a written release in the form attached as Exhibit C to this Agreement, of any and all claims against the .Company Group and all directors and officers of the Company Group with respect to all matters arising out of Employee’s employment by the Company, or the termination thereof (other than claims for entitlements under the terms of this Agreement or plans or programs of the Company in which Employee has accrued a benefit); and

5.3.2	Employee must not breach any of his covenants and agreements under Sections 7 and 8 of this Agreement, which continue following termination of his employment.

5.4
Employee acknowledges that the Company has the right to terminate Employee’s employment without Cause, the Company acknowledges that Employee has the right to terminate his employment for any reason upon written notice, and both parties hereby agree that such termination shall not be a breach of this Agreement or any other express or implied agreement between the Company and Employee. .Accordingly, in the event of such termination, each of the Company and Employee shall be entitled only to those benefits and rights specifically provided for in this Agreement in the event of such termination, and shall not have any other rights to any compensation or damages for breach of contract.

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5.5	Employee shall have no obligation to offset any payments he receives from the Company following the termination of his employment by any payments he receives from his subsequent employer.

6.	Representations and Warranties of Employee

Employee represents and warrants to the Company that:

6.1
Employee has full power and authority to enter into and fully perform this Agreement, and this Agreement does not conflict with or violate any other agreement, obligation, order or other restriction to which Employee is subject.

6.2
Employee is not a party to any litigation, nor is aware of any threatened action, proceeding or litigation which (a) could in any way involve the Company or (b) will result in Employee’s inability to perform his obligations hereunder, including any action which could be reasonably foreseen to require a significant amount of Employee’s time.

6.3	This Agreement has been duly executed by Employee and constitutes a binding and valid obligation of Employee, enforceable in accordance with its terms.

6.4
Employee has fully disclosed in writing any debarment, suspension or material sanctions imposed within the last ten years by any federal or state governmental agency or instrumentality or government-sponsored enterprise on either Employee or any company for which Employee was a senior officer with respect to operations under Employee supervision.

6.5
Employee has completely and accurately disclosed to the Company, pursuant to Exhibit B attached hereto, all legal proceedings, orders, bankruptcies, and judgments, which Employee has been the subject of, during the past five years.

7.	Covenant Not To Solicit; Non-Compete

Employee agrees:

7.1
During the period commencing with the date of this Agreement and terminating one year from the date of termination of Employee’s employment with the Company, Employee will not directly or indirectly, either alone or by action in concert with others: (a) induce or attempt to influence any employee of any member of the Company Group to engage in any activity in which Employee is prohibited from engaging by Section 1.5 of this Agreement or to terminate his or her employment with any member of the Company Group; (b) induce or attempt to induce any customer, supplier, licensee or other business relationship of any member of the Company Group to cease or reduce its business with any member of the Company Group, or in any way interfere with the relationship between any such customer, supplier, licensee or business relationship and any member of the Company Group; or (c) solicit business from any of the Company Group’s customers that competes with the business of the Company.

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7.2
During the period from the date Employee’s employment with the Company terminates through the first anniversary of such date, except pursuant to the prior written consent of the Board, Employee shall not, directly or indirectly, either as employer, consultant, advisor, agent, investor, principal, partner, stockholder (except as the holder of less than 1% of the issued and outstanding stock of a publicly held corporation), or in any other individual or representative capacity, engage or participate in any business involving the development or sale/distribution of diagnostic tools for back ailments.

8.	Confidentiality

Employee agrees not to disclose or use at any time (whether during or after Employee’s employment with the Company) for Employee’s own benefit or purposes or the benefit or purposes of any other Person any information, data, trade secrets and confidential or proprietary information relating to the business, operations, assets and liabilities of the Company Group, including without limitation all customers and/or suppliers’ identities, characteristics and agreements, financial information and projections, employee files, business and marketing plans, sales activities, pricing methodologies, credit and financial data and financial methods (the “Confidential Material”), provided that the foregoing shall not apply to information which is not unique to the Company Group or which is generally known to the industry or the public other than as a result of Employee’s breach of this covenant. Employee agrees that upon termination of his employment with the Company for any reason, he will return to the Company immediately all memoranda, books, papers, plans, information, letters and other data, and all copies thereof or therefrom, in any way relating to the business of the Company Group except that he may retain personal notes, notebooks, diaries, rolodexes and addresses and phone numbers. Employee further agrees that he will not retain or use for his account at any time any trade names, trademark or other proprietary business designation used or owned in connection with the business of any member of the Company Group.

9.
Specific Performance. Employee acknowledges and agrees that the Company’s remedies at law for a breach or threatened breach of any of the provisions of Sections 1.5, 7 or 8 hereof would be inadequate and, in recognition of this fact, Employee agrees that, in the event of such a breach or threatened breach, in addition to any remedies at law, the Company, without posting any bond, shall be entitled to obtain equitable relief in the form of specific performance, temporary restraining order, temporary or permanent injunction or any other equitable remedy which may then be available

10.	Arbitration of Disputes

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10.1
Except as set forth in Section 10.2 below, any controversy or claim between the .Company and Employee relating to Employee’s employment with the Company, including but not limited to those arising out of or relating to this Agreement and those involving conduct alleged to be in violation of local, state or federal statutory or common law (including, but not limited to, any claim of unlawful discrimination, harassment, retaliation, breach of fiduciary duty, misappropriation of trade secrets and unfair competition), shall be settled by final and binding arbitration. The arbitration shall be conducted in accordance with the National Rules for the Resolution of Employment Disputes of the American Arbitration Association (“AAA”), and a judgment upon any award rendered by the arbitrator may be entered in any court having jurisdiction. The arbitration shall be heard in Portland, Oregon. The arbitrator shall apply, as applicable, federal or Oregon substantive law and law of remedies. The arbitrator’s remedial authority shall be no greater than that which is available under the statutory or common law theory asserted. The Company shall bear the cost of the arbitrator’s fees and other costs (which do not include attorneys’ fees) unique to arbitration in compliance with applicable law.

10.2
Subsection 10.1 above does not apply to or cover the following claims: (a) claims for workers’ compensation benefits; (b) claims for unemployment compensation benefits; (c) claims brought in court to compel arbitration under this Agreement, to enforce an arbitration award or to obtain preliminary injunctive and/or other equitable relief in support of claims to be prosecuted in an arbitration by either party; and (d) claims based upon a pension or benefit plan which contains an arbitration or other dispute resolution procedure, in which case the provisions of such plan shall apply.

11	Miscellaneous

11.1
Notices. All notices, requests, demands and other communications (collectively, “Notices”) given pursuant to this Agreement shall be in writing, and shall be delivered by personal service, courier, facsimile transmission or by United States first class, registered or certified mail, addressed to the following addresses:

11.1.1	If to the Company, to: 17011 Beach Blvd., Suite 900 Huntington Beach, CA 92647 Attn: Wayne Cockburn, Chief Executive Officer

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11.1.2	If to Employee, to: to Employee’s address as set forth on the books and records of the Company

11.1.3
Any Notice, other than a Notice sent by registered or certified mail, shall be effective when received; a Notice sent by registered or certified mail, postage prepaid return receipt requested, shall be effective on the earlier of when received or the third day following deposit in the United States mails (or on the seventh day if sent to or from an address outside the United States). Any party may from time to time change its address for further Notices hereunder by giving notice to the other party in the manner prescribed in this Section.

11.2
Entire Agreement. This Agreement contains the sole and entire agreement and understanding of the parties with respect to the entire subject matter of this Agreement, and any and all prior discussions, negotiations, commitments and understandings, whether oral or otherwise. No representations, oral or otherwise, express or implied, other than those contained in this Agreement have been relied upon by any party to this Agreement. Notwithstanding the foregoing, Employee acknowledges that the Company has relied on his resume and other documents which may have been provided by Employee, and oral statements regarding Employee’s employment history, education and experience, in determining to enter into the Agreement, and material misrepresentations (or omissions) in connection with such documents may constitute the basis of termination For Cause, as contemplated by the definition of For Cause.

11.3
Severability. In the event that any provision or portion of this Agreement shall be determined to be invalid or unenforceable for any reason, in whole or in part, the remaining provisions of this Agreement shall be unaffected thereby and shall remain in full force and effect to the fullest extent permitted by law.

11.4	Governing Law. This Agreement shall be construed in accordance with the laws of the State of Delaware without giving effect to the principles of conflicts of law thereof.

11.5	Captions. The various captions of this Agreement are for reference only and shall not be considered or referred to in resolving questions of interpretation of this Agreement.

11.6	Counterparts. This Agreement may be executed in any number of counterparts, each of which shall be deemed to be an original, but all of which together shall constitute one and the same instrument.

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11.7
Business Day. If the last day permissible for delivery of any notice under any provision of this Agreement, or for the performance of any obligation under this Agreement, shall be other than a business day, such last day for such notice or performance shall be extended to the next following business day (provided, however, under no circumstances shall this provision be construed to extend the date of termination of this Agreement).

11.8
Attorneys’ Fees. In any arbitration proceeding or court action relating to this Agreement or Employee’s employment with the Company, the prevailing party shall be entitled to recover its reasonable attorneys’ fees and costs (other than the costs of the arbitration, which shall be borne by Employer).

11.9
Advice from Independent Counsel. The parties hereto understand that this Agreement is legally binding and may affect such party’s rights. Each party represents to the other that it has received legal advice from counsel of its choice regarding the meaning and legal significance of this Agreement to which it is a party and that it is satisfied with its legal counsel and the advice received from it.

11.10
Judicial Interpretation. Should any provision of this Agreement require judicial interpretation, it is agreed that a court interpreting or construing the same shall not apply a presumption that the terms hereof shall be more strictly construed against any Person by reason of the rule of construction that a document is to be construed more strictly against the Person who itself or through its agent prepared the same, it being agreed that all Parties have participated in the preparation of this Agreement.

11.11
Waiver of Jury Trial. IF NOTWITHSTANDING THE AGREEMENT THAT ALL DISPUTES BE SUBMITTED TO BINDING ARBITRATION, A DISPUTE IS SUBMITTED TO A COURT, EACH PARTY HERETO WAIVES THE RIGHT TO A TRIAL BY JURY IN ANY DISPUTE IN CONNECTION WITH OR RELATING TO THIS AGREEMENT, ANY RELATED AGREEMENT OR ANY MATTERS DESCRIBED OR CONTEMPLATED HEREIN OR THEREIN, AND AGREE TO TAKE ANY AND ALL ACTION NECESSARY OR APPROPRIATE TO EFFECT SUCH WAIVER. IN THE EVENT OF LITIGATION, THIS AGREEMENT MAY BE FILED AS WRITTEN CONSENT TO A TRIAL BY THE COURT.

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11.12
Section 409A. Notwithstanding the timing of payments set forth in this .Agreement, if the Company determines that Employee is a “specified employee” within the meaning of Section 409A of the Internal Revenue Code of 1986, as amended, and that, as a result of such status, any portion of the payment under this Agreement would be subject to additional taxation, the Company will delay paying any portion of such payment until the earliest permissible date on which payments may commence without triggering such additional taxation (with such delay not to exceed six months), with the first such payment to include the amounts that would have been paid earlier but for the above delay.

          IN WITNESS WHEREOF, this Agreement has been made and entered into as of the date and year first above written.

ITECH MEDICAL, INC.

By:
Title:	Chief Executive Officer

EMPLOYEE

Karl Wolcott

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EXHIBIT A

Form of Stock Option Agreement

* To follow

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EXHIBIT B

Legal Proceedings

Employee hereby represents and warrants to the Company that (i) there has not been any bankruptcy petition filed by or against any business of which Employee was a general partner or executive officer at the time of bankruptcy or within two years prior thereto; (ii) Employee has not been convicted in a criminal proceeding or been the subject of a pending criminal proceeding (excluding traffic violations and other minor traffic offenses); (iii) Employee has not been the subject of any order, judgment or decree, not subsequently reversed, suspended or vacated, of any court of competent jurisdiction, permanently or temporarily enjoining, barring, suspending or otherwise limiting Employee’s involvement in any type of business, securities or banking activities; Employee has not been found by a court of competent jurisdiction in a civil action, by the Securities and Exchange Commission or the Commodity Futures Trading Commission to have violated a federal or state securities or commodities laws, where such judgment has not been reversed, suspended or vacated.

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EXHIBIT C

Form of Release

ITECH MEDICAL, INC.

Employee Release (the “Release”)

For value consideration, including without limitation severance payments, receipt of which is acknowledged by the undersigned employee (the “Employee”) of iTech Medical, Inc. (the “Company”), Employee hereby agrees as follows:

General Release

          Release by Employee. The Employee knowingly and voluntarily waives and releases all rights and claims, known and unknown, which the Employee may have against the Company, and/or any of the Company’s related or affiliated entities or successors, or any of their current or former parents, subsidiaries, partners, affiliates, shareholders, directors, officers, employees, agents, representatives, predecessors, successors or assigns (the “Company Releasees”), including without limitation, any and all charges, complaints, claims, liabilities, obligations, promises, agreements, contracts, controversies, damages, actions, causes of action, suits, rights, demands, costs, losses, debts and expenses of any kind arising out of, resulting from or in any manner relating to the Employee’s employment by the Company, under any employment agreement or otherwise, and the termination of the Employee’s employment hereunder. The Employee’s general release under this Release includes, but is not limited to, claims for employment discrimination, harassment, wrongful termination, constructive termination, violation of public policy, breach of any express or implied contract, breach of any implied covenant, fraud, intentional or negligent misrepresentation, emotional distress, defamation, libel, or any other claims relating to the Employee’s relationship with Company. The Employee’s general release also includes a release of any claims under any federal, state or local laws or regulations, including, but not limited to: (a) Title VII of the Civil Rights Act of 1964, 42 U.S.C. § 2000(e) et. seq. (race, color, religion, sex, and national origin discrimination; (b) the Age Discrimination in Employment Act, 29 U.S.C. § 621 et. seq. (age discrimination); (c) Section 1981 of the Civil Rights Act of 1866, 42 U.S.C. 1981 (race discrimination); (d) the Equal Pay Act of 1963, 29 U.S.C. § 206 (equal pay); (e) the California Fair Employment and Housing Act, Cal. Gov’t. Code §12900, et. seq. (discrimination, including race, color, national origin, ancestry, disability, medical condition, marital status, sex, sexual orientation; sexual or racial harassment and age); (f) the California Labor Code § 200, et. seq. (salary, commission, compensation, benefits and other matters); (g) the Fair Labor Standards Act, 29 U.S.C. § 201, et. seq. (wage and hour matters, including overtime pay); (h) the Consolidated Omnibus Budget Reconciliation Act of 1985 (COBRA), 42 U.S.C. S 1395(c) (insurance matters); (i) Executive Order 11141 (age discrimination); (j) Section 503 of the Rehabilitation Act of 1973, 29 U.S.C. § 701, et. seq. (disability discrimination); (k) the Employee Retirement Income Security Act of 1974, 29 U.S.C. § 1001, et. seq. (employee benefits); (l) Title I of the Americans with Disabilities Act (disability discrimination); California Labor Code Section 132a (discrimination based on filing a workers’ compensation claim); and (m) any applicable California Industrial Welfare Commission Order (wage matters). The Employee is not releasing any claims (a) based on acts or events occurring after the signing of this Release, (b) rights to benefits that have vested under any Company benefit plan, (c) any claims to indemnification as a director or officer under or pursuant to Company’s Certificate of Incorporation or Bylaws, and (d) any rights to Directors’ and Officers’ insurance coverage. The matters that are the subject of the releases referred to in this Section 0 are referred to herein as the “Released Matters.”

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          Unknown Claims. The Employee acknowledges that there is a risk that subsequent to the execution of this Release, he will incur or suffer damage, loss or injury to persons or property that is unknown or unanticipated at the time of the execution of this Release. The Employee hereby specifically assumes such risk and agrees that this Release and the releases contained herein shall and do apply to all unknown or unanticipated claims, as well as those currently known or anticipated. Accordingly, the Employee acknowledges that he has read the provisions of California Civil Code Section 1542, which provides as follows:

A general release does not extend to claims which the creditor does not know or suspect to exist in his favor at the time of executing the release, which if known by him must have materially affected his settlement with the debtor.”

Notwithstanding the provisions of Section 1542, and for the purpose of implementing a full and complete release and discharge of the Company and others released herein, the Employee expressly acknowledges that this Release is intended to include and does include in its effect, without limitation, all claims which he does not know or suspect to exist in his favor against the Company Releasees, and that this Release contemplates the extinguishment of any such claim or claims.

          Assumption of Risk; Investigation of Facts. The Employee hereby expressly assumes the risk of any mistake of fact or that the true facts might be other than or different from the facts now known or believed to exist, and it is his express intention to forever settle, adjust and compromise any and all disputes between and among such party and the Company Releasees, finally and forever, and without regard to who may or may not have been correct in their respective understandings of the facts or the law relating thereto. In making and executing this Release, the Employee represents and warrants that he has made such investigation of the facts and the law pertaining to the matters described in this Release as such party deems necessary, and he has not relied upon any statement or representation, oral or written, made by the Company with respect to any of the facts involved in any dispute or possible dispute between the parties hereto, or with respect to any of the Employee’s rights or asserted rights, or with respect to the advisability of making and executing this Release.

          Ownership of Claims. The Employee represents and agrees that he has not assigned or transferred, or attempted to assign or transfer, to any person or entity, any of the Released Matters.

          No Representations. The Employee represents and agrees that no promises, statements or inducements have been made to him that caused him to sign this Release other than those expressly stated in this Release.

Release of Age Discrimination Claims

          Age Discrimination is Specifically Intended to be Included as a Released Action. The Employee specifically intends that this Release shall include a complete release of claims under the Age Discrimination in Employment Act of 1967 (the “ADEA”; 29 U.S.C. §§ 621 et seq.), as amended by the Older Workers’ Benefit Protection Act of 1990, except for any allegation that a breach of this Act occurred following the date of this Release.

          Reasonable Time to Consider Release. The Employee acknowledges that he has been given a reasonable period of time (a maximum of 21 days, if he so chooses) to consider this Release before signing this Release. The Employee understands that he has seven days following signing of this Release to rescind it, but only insofar as it effects a release of a claim for violation of the ADEA, in which case it shall remain fully effective in all other respects. To rescind this Release as to the ADEA, the Employee agrees to fax a letter signed by the Employee to the Company, by the end of the seven-day period.

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          Non-Release of Future Claims. The Employee is hereby advised that this Release does not waive or release any rights or claims that the Employee may have under the ADEA, or otherwise, which arise after the date the Employee signs this Release.

          Severance Benefits. None of the Employee’s severance benefits shall become payable unless and until the seven-day period contemplated by Section 2.2 shall have expired with Employee not revoking this Release. If the Employee revokes this Release within such seven-day period, this Release shall become null and void and of no force and effect.

Confidentiality of this Release. The Employee agrees to keep the terms of and amount paid under this Release completely confidential, and not to disclose such information to anyone other than his spouse, attorneys and licensed tax and/or professional investment advisor (hereafter referred to as the “Employee’s Confidants”), all of whom will be informed of and be bound by this confidentiality provision. Neither the Employee nor the Employee’s Confidants will disclose the terms of this Release to anyone, including without limitation, any representative of any print, radio or television media, to any past, present or prospective applicant for employment with the Company, executive recruiter or “headhunter,” to any counsel for any current or former employee of the Company, to any other counsel or third party, or to the public at large.

Voluntary Execution of Release. The Employee represents that he has carefully read this Release and that he knows and understands its contents. The Employee has had the opportunity to receive independent legal advice from attorneys of his choice with respect to his review of this Release and the advisability of executing this Release. Employee further represents and acknowledges that he has freely and voluntarily executed this Release after independent investigation and without fraud, duress, or undue influence, with a full understanding of the legal and binding effect of this Release. For purposes of this Release, whenever the context may require, any pronoun shall include the corresponding masculine, feminine and neuter forms.

          This Release is executed and delivered as of _______, _____.

EMPLOYEE:

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EMPLOYMENT AGREEMENT

          This Employment Agreement is made and entered into as of January 1, 2011, by and between iTech Medical, Inc. a Delaware corporation (the “Company”), and Steeve Asselin (“Employee”).

WITNESSETH:

          WHEREAS, the Company desires to employ Employee, and Employee desires to accept such employment with the Company.

          NOW, THEREFORE, in consideration of the mutual covenants hereinafter set forth, the parties hereto agree as follows:

1.	Engagement and Responsibilities

1.1
Upon the terms and subject to the conditions set forth in this Agreement, and commencing as of the Effective Date, the Company hereby engages and employs Employee as an officer of the Company, with the title and designation “Vice President, Research and Development (VPRD).” Employee hereby accepts such engagement and employment pursuant to the terms hereof. Employee shall report to the Chief Executive Officer of the Company (“CEO”).

1.2
Employee agrees to devote all of Employee’s business time, energy and efforts to the business of the Company and will use Employee’s best efforts and abilities faithfully and diligently to promote the Company’s business interests. Employee’s duties and responsibilities shall be those that are normally and customarily vested in the offices of the Vice President, including, without limitation, the following (collectively, the “Duties”), subject in all cases to limitations imposed by the Board:

1.2.1	In general, the Employee shall be the company executive with sole responsibility for the timely development and initial production of all products and services to be offered by the Employer;

1.2.2	shall have general supervision, direction and control of all engineering and outsourced resources responsible for product development, prototype manufacturing and regulatory approval

(i)	shall be responsible for the detailed development of product requirements, specifications and project plans for the timely delivery of all products the company commits resources to.

(ii)	shall be responsible for managing the Employer’s products, including product design; product safety; and the design, development, and validation of regulatory control systems,

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(iii)	manage the development of manufacturing documentation and pilot production for the Employer’s products.

1.2.3	participate in the assessment and market analysis of new projects for development and;

1.2.4	participate in, and contribute to, the development of the Employer’s annual business strategy review.

1.3	Employee hereby agrees and acknowledges that the nature and scope of his Duties will require him to undertake a certain amount of travel in connection with fulfilling such duties.

1.4	Employee shall remain free from Conflict of Interest as defined in section 2.2 of this agreement. Company expressly acknowledges that Employee may:

1.4.1	with the approval of the CEO and Board, participate as a Board director, advisor or observer for other public and private companies

1.4.2	without consulting the Board, make and manage personal business investments of Employee’s choice; and

1.4.3	serve in any capacity with any non-profit civic, educational or charitable organization.

1.5	Covenants of Employee

1.5.1
Best Efforts. Employee shall report directly to the Chief Executive Officer and shall devote his best efforts to the business and affairs of the Company. Employee shall perform his duties, responsibilities and functions to the Company hereunder to the best of his abilities in a diligent, trustworthy, professional and efficient manner.

1.5.2
Records and Reports. The Employee shall use his best efforts and skills to truthfully, accurately, and promptly make, maintain, and preserve all records and reports that the Company may, from time to time, request or require, fully account for all money, records, equipment, materials, or other property belonging to the Company of which he may have custody, and promptly pay and deliver the same whenever he may be directed to do so by the Board.

1.5.3
Rules and Regulations. Employee shall obey all rules, regulations (and special instructions of the Board, if any) and all other rules, regulations, guides, handbooks, procedures, policies and special instructions applicable to the Company Group and its business in connection with his duties hereunder and shall endeavor to improve his ability and knowledge of the Company’s business in an effort to increase the value of his services for the mutual benefit of the Company and the Employee.

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1.5.4
Expertise. The Employee shall make available to the Company any and all information of which he has knowledge that is relevant to the Company’s business and shall make all suggestions and recommendations that he believes will be of benefit to the Company.

1.5.5
Opportunities. The Employee shall make all business opportunities of which he becomes aware that are relevant to the Company’s business available to the Company, and to no other person or entity or to himself individually.

1.5.6
Compliance. The Employee shall use his best efforts and skills to cause the Company to comply with all of its contractual obligations and commitments, as well as all applicable laws, rules and regulations.

2.	Definitions

For purposes of this Agreement, the following capitalized terms shall have the meanings set forth below:

2.1
“Board” shall mean the Board of Directors of the Company or the Compensation Committee or other committee of the Board if and to the extent the Board of Directors delegates some or all of its duties or powers with respect to compensation or other matters relevant to Employee in his capacity as employee of the Company.

2.2
“Conflict of Interest” shall be deemed as directly or indirectly, either as an employee, employer, consultant, agent, investor, principal, partner, stockholder (except as the holder of less than 1% of the issued and outstanding stock of a publicly held corporation), corporate officer or director, or in any other individual or representative capacity, engage or participate in any business that is in competition in any manner whatsoever with the business of the Company Group, as such businesses are now or hereafter conducted.

2.3	“Change in Control” shall mean the occurrence of any of the following:

2.3.1 The acquisition by any individual, entity or group (within the meaning of Section 13(d)(3) or 14(d)(2) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”)) (a “Person”) of beneficial ownership (within the meaning of Rule 13d–3 promulgated under the Exchange Act), other than the Existing Shareholders, of more than 50% of the stock of any class or classes having by the terms thereof ordinary voting power to elect a majority of the directors of the Company;

2.3.2
A merger or consolidation involving the Company if the stockholders owning the capital stock of the Company immediately before such merger or consolidation do not, as a result of such merger or consolidation, own, directly or indirectly, more than 50% of the combined voting power or ownership interests of the Company, or the entity resulting from such merger or consolidation, in substantially the same proportion as their ownership of the combined voting power or ownership interests outstanding immediately before such merger or consolidation.

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2.3.3	A sale of all, or substantially all, of the assets of the Company other than to the Existing Shareholders.

2.4	“Company Group” shall mean the Company and all subsidiaries of the Company.

2.5	“Effective Date” shall mean the date of this Agreement as first set forth above.

2.6
“Existing Shareholders” shall mean one or more of the following: (a) MPR Health Systems, Inc.; (b) any individual who is a director of the Company on the Effective Date; (c) any member of the immediately family of any individual who is a director of the Company on the Effective Date; and (d) any Person that is controlled directly or indirectly by one or more of the Persons described in (a), (b) or (c).

2.7	“For Cause” shall mean, in the context of a basis for termination of Employee’s employment with the Company, that:

2.7.1	upon the death of Employee or

2.7.2
upon delivery to Employee of written notice of termination by the Company if Employee shall suffer a physical or mental disability which renders Employee, in the reasonable judgment of the Board/Chief Executive Officer of the Company, unable to perform his duties and obligations under this Agreement for either 60 consecutive days or 120 days in any 12-month period or

2.7.3	Employee is convicted of, or pleads guilty or nolo contendere with respect to, theft, fraud, a crime involving moral turpitude, or a felony under federal or applicable state law; or

2.7.4	Employee made any material misrepresentation or omission regarding his employment history, education or experience in connection with his negotiations to become an employee of the Company.

2.7.5

2.8
“Good Reason” shall mean, in the context of a basis for termination by Employee of his employment with the Company (a) without Employee’s consent, his position or duties are modified by the Company to such an extent that his duties are no longer consistent with the positions of an executive officer of the Company; (b) a material breach by the Company of this Agreement, which breach is not cured or corrected within 15 days of written notice thereof from Employee; (c) a reduction in Employee’s base salary; or (d) Employee is required to perform his duties primarily in a location other than the City of Montreal Quebec; provided, however, notwithstanding subparagraph (d) hereof, Employee understands that he will be required to undertake a certain amount of traveling in connection with his employment as an executive officer, and such travel shall not constitute “Good Reason” as a basis for Employee’s termination of this Agreement.

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2.9	“Person” shall mean an individual or a partnership, corporation, trust, association, limited liability company, governmental authority or other entity.

3.	Compensation and Benefits

3.1
Salary. The Company shall pay to Employee a salary in installments in the same manner and at the same times the Company Group pays salaries to other senior officers of the Company Group, but in no event less frequently than equal monthly installments. Employee’s initial salary shall be at an annual rate of $120,000.. The Company may increase Employee’s salary from time to time.

3.2
Discretionary Bonus. The Board may, in its sole and absolute discretion, from time to time determine to award Employee a bonus and such bonus shall be of a value and form determined appropriate by the Board.

3.3
Company Stock Option Plan. The Board of Directors may choose to award the Employee with stock options pursuant to the Company’s Stock Option Plan (the “Plan”). The Option shall be in the form attached as Exhibit A to this Agreement, shall vest in equal quarterly installments over a the first year and monthly during the final two years from the date of grant and shall have an exercise price equal to the closing price of the Common Stock on the Effective Date.

3.4
Expense Reimbursement. Employee shall be entitled to reimbursement from the Company for the reasonable costs and expenses that Employee incurs in connection with the performance of Employee’s duties and obligations under this Agreement in a manner consistent with the Company’s practices and policies therefor.

3.5
Employee Benefit Plans. Employee shall be entitled to participate in any pension, savings and group term life, medical, dental, disability and other group benefit plans, which the Company Group makes available to its senior officers generally. Employee hereby acknowledges that the Company does not currently maintain any such benefit plans.

3.6
Vacation. The devotion of reasonable periods of time by Employee for personal purposes, unrelated outside business activities, or charitable activities, shall not be deemed a breach of this Agreement, provided that such purposes or activities do not materially interfere with the services required to be rendered to or on behalf of Employer.

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3.7
Withholding. The Company may deduct from any compensation payable to Employee (including payments made pursuant to Section 3 of this Agreement in connection with or following termination of employment) amounts sufficient to cover Employee’s share of applicable federal, state and/or local income tax withholding, old-age and survivors’ and other social security payments, state disability and other insurance premiums and payments.

4.	Term of Employment

Employee’s employment pursuant to this Agreement shall commence on the Effective Date and shall terminate on the earliest to occur of the following:

4.1	upon the death of Employee;

4.2
upon delivery to Employee of written notice of termination by the Company if Employee shall suffer a physical or mental disability which renders Employee, in the reasonable judgment of the Board/Chief Executive Officer of the Company, unable to perform his duties and obligations under this Agreement for either 60 consecutive days or 120 days in any 12-month period;

4.3	upon 30 days’ written notice from Employee to the Company at any time after the Effective Date;

4.4
upon delivery to Employee of written notice of termination by the Company (i) For Cause, or (ii) without Cause following receipt of written notice of termination from Employee pursuant to Section 4.3 of this Agreement;

4.5	upon not less than 30 days prior written notice from the Company to Employee of termination by the Company without Cause; or

4.6
upon delivery to the Company of written notice of termination by Employee for Good Reason; provided, however, prior to any such termination by Employee pursuant to this Section 4.6, Employee shall advise the Company in writing within 15 days of the occurrence of any circumstances that would constitute Good Reason, and the Company does not cure such circumstances within 15 days following receipt of Employee’s written notice. For the avoidance of doubt, with respect to any specific set of circumstances that may constitute a basis for Good Reason, if Employee fails to inform the Company in writing, as provided herein, of the existence of such circumstances, Employee shall automatically forfeit the right thereafter to categorize such circumstances as Good Reason and terminate his employment hereunder pursuant to this Section 4.6.

5.	Compensation and Benefits Following Termination of Employment

5.1
If Employee’s employment is terminated pursuant to Section 4.1 (death) or Section 4.2 (disability), Section 4.3 (by Employee upon 30 days’ notice), or Section 4.4 (by the Company For Cause), Employee shall be entitled to salary accrued through the date of termination and no other benefits other than as required under the terms of employee benefit plans in which Employee was participating as of the date of termination.

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5.2
If Employee’s employment is terminated by the Company pursuant to Section 4.5 (without Cause upon not less than 30 days’ prior written notice) or by Employee pursuant to Section 4.6 (Good Reason), the following provisions shall be applicable:

5.2.1
Unless Employee is entitled to a payment under Section 5.2.3, Employee shall be entitled to continue to receive the salary at the rate in effect upon the date of termination of employment for twelve (12) months following the date of termination of employment, payable in accordance with the Company’s normal payroll practices and policies, as if Employee’s employment had not terminated.

5.2.2	Vesting of the Option shall accelerate with respect to any portion of the Option that is otherwise unvested as of the date of termination.

5.2.3
If such termination occurs within one year following a Change of Control, Employee shall be entitled to a lump sum payment equal to 200% of Employee’s salary with accelerated vesting of any remaining portion of the employees options as of the date of termination of employment, payable within 5 days following termination of employment, subject to Section 5.2.6 of this Agreement.

5.2.4
Employee shall be entitled to no other post-employment benefits except for benefits payable under applicable benefit plans in which Employee is entitled to participate pursuant to Section 3.5 hereof through the date of termination, subject to and in accordance with the terms of such plans.

5.2.5	In no event shall Employee be entitled to a payment under more than one of the following sections: Section 5.2.1 and 5.2.3.

5.2.6
The Company shall be entitled to defer any payment under this Section 5.2 until such time under applicable law and regulation Employee shall not have the right to revoke the release executed and delivered to the Company pursuant to Section 5.3 of this Agreement.

5.3	As a condition to Employee’s right to receive any benefits pursuant to Section 5.2 of this Agreement:

5.3.1
Employee must execute and deliver to the Company (a) written notice of Employee’s resignation from the Board (if Employee is so appointed by the Company’s shareholders), and (b) a written release in the form attached as Exhibit C to this Agreement, of any and all claims against the Company Group and all directors and officers of the Company Group with respect to all matters arising out of Employee’s employment by the Company, or the termination thereof (other than claims for entitlements under the terms of this Agreement or plans or programs of the Company in which Employee has accrued a benefit); and

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5.3.2	Employee must not breach any of his covenants and agreements under Sections 7 and 8 of this Agreement, which continue following termination of his employment.

5.4
Employee acknowledges that the Company has the right to terminate Employee’s employment without Cause, the Company acknowledges that Employee has the right to terminate his employment for any reason upon written notice, and both parties hereby agree that such termination shall not be a breach of this Agreement or any other express or implied agreement between the Company and Employee. Accordingly, in the event of such termination, each of the Company and Employee shall be entitled only to those benefits and rights specifically provided for in this Agreement in the event of such termination, and shall not have any other rights to any compensation or damages for breach of contract.

5.5	Employee shall have no obligation to offset any payments he receives from the Company following the termination of his employment by any payments he receives from his subsequent employer.

6.	Representations and Warranties of Employee

Employee represents and warrants to the Company that:

6.1
Employee has full power and authority to enter into and fully perform this Agreement, and this Agreement does not conflict with or violate any other agreement, obligation, order or other restriction to which Employee is subject.

6.2
Employee is not a party to any litigation, nor is aware of any threatened action, proceeding or litigation which (a) could in any way involve the Company or (b) will result in Employee’s inability to perform his obligations hereunder, including any action which could be reasonably foreseen to require a significant amount of Employee’s time.

6.3	This Agreement has been duly executed by Employee and constitutes a binding and valid obligation of Employee, enforceable in accordance with its terms.

6.4
Employee has fully disclosed in writing any debarment, suspension or material sanctions imposed within the last ten years by any federal or state governmental agency or instrumentality or government-sponsored enterprise on either Employee or any company for which Employee was a senior officer with respect to operations under Employee supervision.

6.5
Employee has completely and accurately disclosed to the Company, pursuant to Exhibit B attached hereto, all legal proceedings, orders, bankruptcies, and judgments, which Employee has been the subject of, during the past five years.

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7.	Covenant Not To Solicit; Non-Compete

Employee agrees:

7.1
During the period commencing with the date of this Agreement and terminating one year from the date of termination of Employee’s employment with the Company, Employee will not directly or indirectly, either alone or by action in concert with others: (a) induce or attempt to influence any employee of any member of the Company Group to engage in any activity in which Employee is prohibited from engaging by Section 1.4 of this Agreement or to terminate his or her employment with any member of the Company Group; (b) induce or attempt to induce any customer, supplier, licensee or other business relationship of any member of the Company Group to cease or reduce its business with any member of the Company Group, or in any way interfere with the relationship between any such customer, supplier, licensee or business relationship and any member of the Company Group; or (c) solicit business from any of the Company Group’s customers that competes with the business of the Company.

7.2
During the period from the date Employee’s employment with the Company terminates through the first anniversary of such date, except pursuant to the prior written consent of the Board, Employee shall not, directly or indirectly, either as employer, consultant, advisor, agent, investor, principal, partner, stockholder (except as the holder of less than 1% of the issued and outstanding stock of a publicly held corporation), or in any other individual or representative capacity, engage or participate in any business involving the development or sale/distribution of diagnostic tools for back ailments.

8.	Confidentiality

Employee agrees not to disclose or use at any time (whether during or after Employee’s employment with the Company) for Employee’s own benefit or purposes or the benefit or purposes of any other Person any information, data, trade secrets and confidential or proprietary information relating to the business, operations, assets and liabilities of the Company Group, including without limitation all customers and/or suppliers’ identities, characteristics and agreements, financial information and projections, employee files, business and marketing plans, sales activities, pricing methodologies, credit and financial data and financial methods (the “Confidential Material”), provided that the foregoing shall not apply to information which is not unique to the Company Group or which is generally known to the industry or the public other than as a result of Employee’s breach of this covenant. Employee agrees that upon termination of his employment with the Company for any reason, he will return to the Company immediately all memoranda, books, papers, plans, information, letters and other data, and all copies thereof or therefrom, in any way relating to the business of the Company Group except that he may retain personal notes, notebooks, diaries, rolodexes and addresses and phone numbers. Employee further agrees that he will not retain or use for his account at any time any trade names, trademark or other proprietary business designation used or owned in connection with the business of any member of the Company Group.

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9.
Specific Performance. Employee acknowledges and agrees that the Company’s remedies at law for a breach or threatened breach of any of the provisions of Sections 1.4, 7 or 8 hereof would be inadequate and, in recognition of this fact, Employee agrees that, in the event of such a breach or threatened breach, in addition to any remedies at law, the Company, without posting any bond, shall be entitled to obtain equitable relief in the form of specific performance, temporary restraining order, temporary or permanent injunction or any other equitable remedy which may then be available.

10.	Arbitration of Disputes

10.1
Except as set forth in Section 10.2 below, any controversy or claim between the Company and Employee relating to Employee’s employment with the Company, including but not limited to those arising out of or relating to this Agreement and those involving conduct alleged to be in violation of local, state or federal statutory or common law (including, but not limited to, any claim of unlawful discrimination, harassment, retaliation, breach of fiduciary duty, misappropriation of trade secrets and unfair competition), shall be settled by final and binding arbitration. The arbitration shall be conducted in accordance with the National Rules for the Resolution of Employment Disputes of the American Arbitration Association (“AAA”), and a judgment upon any award rendered by the arbitrator may be entered in any court having jurisdiction. The arbitration shall be heard in Portland, Oregon. The arbitrator shall apply, as applicable, federal or Oregon substantive law and law of remedies. The arbitrator’s remedial authority shall be no greater than that which is available under the statutory or common law theory asserted. The Company shall bear the cost of the arbitrator’s fees and other costs (which do not include attorneys’ fees) unique to arbitration in compliance with applicable law.

10.2
Subsection 10.1 above does not apply to or cover the following claims: (a) claims for workers’ compensation benefits; (b) claims for unemployment compensation benefits; (c) claims brought in court to compel arbitration under this Agreement, to enforce an arbitration award or to obtain preliminary injunctive and/or other equitable relief in support of claims to be prosecuted in an arbitration by either party; and (d) claims based upon a pension or benefit plan which contains an arbitration or other dispute resolution procedure, in which case the provisions of such plan shall apply.

11.	Miscellaneous

11.1
Notices. All notices, requests, demands and other communications (collectively, “Notices”) given pursuant to this Agreement shall be in writing, and shall be delivered by personal service, courier, facsimile transmission or by United States first class, registered or certified mail, addressed to the following addresses:

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11.1.1	If to the Company, to:

17011 Beach Blvd., Suite 900
Huntington Beach, CA 92647
Attn: Wayne Cockburn, Chief Executive Officer

11.1.2	If to Employee, to:

to Employee’s address as set forth on the books and records of the Company.

11.1.3
Any Notice, other than a Notice sent by registered or certified mail, shall be effective when received; a Notice sent by registered or certified mail, postage prepaid return receipt requested, shall be effective on the earlier of when received or the third day following deposit in the United States mails (or on the seventh day if sent to or from an address outside the United States). Any party may from time to time change its address for further Notices hereunder by giving notice to the other party in the manner prescribed in this Section.

11.2
Entire Agreement. This Agreement contains the sole and entire agreement and understanding of the parties with respect to the entire subject matter of this Agreement, and any and all prior discussions, negotiations, commitments and understandings, whether oral or otherwise. No representations, oral or otherwise, express or implied, other than those contained in this Agreement have been relied upon by any party to this Agreement. Notwithstanding the foregoing, Employee acknowledges that the Company has relied on his resume and other documents which may have been provided by Employee, and oral statements regarding Employee’s employment history, education and experience, in determining to enter into the Agreement, and material misrepresentations (or omissions) in connection with such documents may constitute the basis of termination For Cause, as contemplated by the definition of For Cause.

11.3
Severability. In the event that any provision or portion of this Agreement shall be determined to be invalid or unenforceable for any reason, in whole or in part, the remaining provisions of this Agreement shall be unaffected thereby and shall remain in full force and effect to the fullest extent permitted by law.

11.4	Governing Law. This Agreement shall be construed in accordance with the laws of the State of Delaware without giving effect to the principles of conflicts of law thereof.

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11.5	Captions. The various captions of this Agreement are for reference only and shall not be considered or referred to in resolving questions of interpretation of this Agreement.

11.6	Counterparts. This Agreement may be executed in any number of counterparts, each of which shall be deemed to be an original, but all of which together shall constitute one and the same instrument.

11.7
Business Day. If the last day permissible for delivery of any notice under any provision of this Agreement, or for the performance of any obligation under this Agreement, shall be other than a business day, such last day for such notice or performance shall be extended to the next following business day (provided, however, under no circumstances shall this provision be construed to extend the date of termination of this Agreement).

11.8
Attorneys’ Fees. In any arbitration proceeding or court action relating to this Agreement or Employee’s employment with the Company, the prevailing party shall be entitled to recover its reasonable attorneys’ fees and costs (other than the costs of the arbitration, which shall be borne by Employer).

11.9
Advice from Independent Counsel. The parties hereto understand that this Agreement is legally binding and may affect such party’s rights. Each party represents to the other that it has received legal advice from counsel of its choice regarding the meaning and legal significance of this Agreement to which it is a party and that it is satisfied with its legal counsel and the advice received from it.

11.10
Judicial Interpretation. Should any provision of this Agreement require judicial interpretation, it is agreed that a court interpreting or construing the same shall not apply a presumption that the terms hereof shall be more strictly construed against any Person by reason of the rule of construction that a document is to be construed more strictly against the Person who itself or through its agent prepared the same, it being agreed that all Parties have participated in the preparation of this Agreement.

11.11
Waiver of Jury Trial. IF NOTWITHSTANDING THE AGREEMENT THAT ALL DISPUTES BE SUBMITTED TO BINDING ARBITRATION, A DISPUTE IS SUBMITTED TO A COURT, EACH PARTY HERETO WAIVES THE RIGHT TO A TRIAL BY JURY IN ANY DISPUTE IN CONNECTION WITH OR RELATING TO THIS AGREEMENT, ANY RELATED AGREEMENT OR ANY MATTERS DESCRIBED OR CONTEMPLATED HEREIN OR THEREIN, AND AGREE TO TAKE ANY AND ALL ACTION NECESSARY OR APPROPRIATE TO EFFECT SUCH WAIVER. IN THE EVENT OF LITIGATION, THIS AGREEMENT MAY BE FILED AS WRITTEN CONSENT TO A TRIAL BY THE COURT.

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11.12
Section 409A. Notwithstanding the timing of payments set forth in this Agreement, if the Company determines that Employee is a “specified employee” within the meaning of Section 409A of the Internal Revenue Code of 1986, as amended, and that, as a result of such status, any portion of the payment under this Agreement would be subject to additional taxation, the Company will delay paying any portion of such payment until the earliest permissible date on which payments may commence without triggering such additional taxation (with such delay not to exceed six months), with the first such payment to include the amounts that would have been paid earlier but for the above delay.

          IN WITNESS WHEREOF, this Agreement has been made and entered into as of the date and year first above written.

ITECH MEDICAL, INC.

By:
Title:

EMPLOYEE

Steeve Asselin

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EXHIBIT A

Form of Stock Option Agreement

          * To follow

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EXHIBIT B

Legal Proceedings

          Employee hereby represents and warrants to the Company that (i) there has not been any bankruptcy petition filed by or against any business of which Employee was a general partner or executive officer at the time of bankruptcy or within two years prior thereto; (ii) Employee has not been convicted in a criminal proceeding or been the subject of a pending criminal proceeding (excluding traffic violations and other minor traffic offenses); (iii) Employee has not been the subject of any order, judgment or decree, not subsequently reversed, suspended or vacated, of any court of competent jurisdiction, permanently or temporarily enjoining, barring, suspending or otherwise limiting Employee’s involvement in any type of business, securities or banking activities; Employee has not been found by a court of competent jurisdiction in a civil action, by the Securities and Exchange Commission or the Commodity Futures Trading Commission to have violated a federal or state securities or commodities laws, where such judgment has not been reversed, suspended or vacated.

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EXHIBIT C

Form of Release

ITECH MEDICAL, INC.

Employee Release (the “Release”)

          For value consideration, including without limitation severance payments, receipt of which is acknowledged by the undersigned employee (the “Employee”) of iTech Medical, Inc. (the “Company”), Employee hereby agrees as follows:

General Release

          Release by Employee. The Employee knowingly and voluntarily waives and releases all rights and claims, known and unknown, which the Employee may have against the Company, and/or any of the Company’s related or affiliated entities or successors, or any of their current or former parents, subsidiaries, partners, affiliates, shareholders, directors, officers, employees, agents, representatives, predecessors, successors or assigns (the “Company Releasees”), including without limitation, any and all charges, complaints, claims, liabilities, obligations, promises, agreements, contracts, controversies, damages, actions, causes of action, suits, rights, demands, costs, losses, debts and expenses of any kind arising out of, resulting from or in any manner relating to the Employee’s employment by the Company, under any employment agreement or otherwise, and the termination of the Employee’s employment hereunder. The Employee’s general release under this Release includes, but is not limited to, claims for employment discrimination, harassment, wrongful termination, constructive termination, violation of public policy, breach of any express or implied contract, breach of any implied covenant, fraud, intentional or negligent misrepresentation, emotional distress, defamation, libel, or any other claims relating to the Employee’s relationship with Company. The Employee’s general release also includes a release of any claims under any federal, state or local laws or regulations, including, but not limited to: (a) Title VII of the Civil Rights Act of 1964, 42 U.S.C. § 2000(e) et. seq. (race, color, religion, sex, and national origin discrimination; (b) the Age Discrimination in Employment Act, 29 U.S.C. § 621 et. seq. (age discrimination); (c) Section 1981 of the Civil Rights Act of 1866, 42 U.S.C. 1981 (race discrimination); (d) the Equal Pay Act of 1963, 29 U.S.C. § 206 (equal pay); (e) the California Fair Employment and Housing Act, Cal. Gov’t. Code §12900, et. seq. (discrimination, including race, color, national origin, ancestry, disability, medical condition, marital status, sex, sexual orientation; sexual or racial harassment and age); (f) the California Labor Code § 200, et. seq. (salary, commission, compensation, benefits and other matters); (g) the Fair Labor Standards Act, 29 U.S.C. § 201, et. seq. (wage and hour matters, including overtime pay); (h) the Consolidated Omnibus Budget Reconciliation Act of 1985 (COBRA), 42 U.S.C. S 1395(c) (insurance matters); (i) Executive Order 11141 (age discrimination); (j) Section 503 of the Rehabilitation Act of 1973, 29 U.S.C. § 701, et. seq. (disability discrimination); (k) the Employee Retirement Income Security Act of 1974, 29 U.S.C. § 1001, et. seq. (employee benefits); (l) Title I of the Americans with Disabilities Act (disability discrimination); California Labor Code Section 132a (discrimination based on filing a workers’ compensation claim); and (m) any applicable California Industrial Welfare Commission Order (wage matters). The Employee is not releasing any claims (a) based on acts or events occurring after the signing of this Release, (b) rights to benefits that have vested under any Company benefit plan, (c) any claims to indemnification as a director or officer under or pursuant to Company’s Certificate of Incorporation or Bylaws, and (d) any rights to Directors’ and Officers’ insurance coverage. The matters that are the subject of the releases referred to in this Section 0 are referred to herein as the “Released Matters.”

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          Unknown Claims. The Employee acknowledges that there is a risk that subsequent to the execution of this Release, he will incur or suffer damage, loss or injury to persons or property that is unknown or unanticipated at the time of the execution of this Release. The Employee hereby specifically assumes such risk and agrees that this Release and the releases contained herein shall and do apply to all unknown or unanticipated claims, as well as those currently known or anticipated. Accordingly, the Employee acknowledges that he has read the provisions of California Civil Code Section 1542, which provides as follows:

“A general release does not extend to claims which the creditor does not know or suspect to exist in his favor at the time of executing the release, which if known by him must have materially affected his settlement with the debtor.”

Notwithstanding the provisions of Section 1542, and for the purpose of implementing a full and complete release and discharge of the Company and others released herein, the Employee expressly acknowledges that this Release is intended to include and does include in its effect, without limitation, all claims which he does not know or suspect to exist in his favor against the Company Releasees, and that this Release contemplates the extinguishment of any such claim or claims.

          Assumption of Risk; Investigation of Facts. The Employee hereby expressly assumes the risk of any mistake of fact or that the true facts might be other than or different from the facts now known or believed to exist, and it is his express intention to forever settle, adjust and compromise any and all disputes between and among such party and the Company Releasees, finally and forever, and without regard to who may or may not have been correct in their respective understandings of the facts or the law relating thereto. In making and executing this Release, the Employee represents and warrants that he has made such investigation of the facts and the law pertaining to the matters described in this Release as such party deems necessary, and he has not relied upon any statement or representation, oral or written, made by the Company with respect to any of the facts involved in any dispute or possible dispute between the parties hereto, or with respect to any of the Employee’s rights or asserted rights, or with respect to the advisability of making and executing this Release.

          Ownership of Claims. The Employee represents and agrees that he has not assigned or transferred, or attempted to assign or transfer, to any person or entity, any of the Released Matters.

          No Representations. The Employee represents and agrees that no promises, statements or inducements have been made to him that caused him to sign this Release other than those expressly stated in this Release.

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Release of Age Discrimination Claims

          Age Discrimination is Specifically Intended to be Included as a Released Action. The Employee specifically intends that this Release shall include a complete release of claims under the Age Discrimination in Employment Act of 1967 (the “ADEA”; 29 U.S.C. §§ 621 et seq.), as amended by the Older Workers’ Benefit Protection Act of 1990, except for any allegation that a breach of this Act occurred following the date of this Release.

          Reasonable Time to Consider Release. The Employee acknowledges that he has been given a reasonable period of time (a maximum of 21 days, if he so chooses) to consider this Release before signing this Release. The Employee understands that he has seven days following signing of this Release to rescind it, but only insofar as it effects a release of a claim for violation of the ADEA, in which case it shall remain fully effective in all other respects. To rescind this Release as to the ADEA, the Employee agrees to fax a letter signed by the Employee to the Company, by the end of the seven-day period.

          Non-Release of Future Claims. The Employee is hereby advised that this Release does not waive or release any rights or claims that the Employee may have under the ADEA, or otherwise, which arise after the date the Employee signs this Release.

          Severance Benefits. None of the Employee’s severance benefits shall become payable unless and until the seven-day period contemplated by Section 2.2 shall have expired with Employee not revoking this Release. If the Employee revokes this Release within such seven-day period, this Release shall become null and void and of no force and effect.

Confidentiality of this Release. The Employee agrees to keep the terms of and amount paid under this Release completely confidential, and not to disclose such information to anyone other than his spouse, attorneys and licensed tax and/or professional investment advisor (hereafter referred to as the “Employee’s Confidants”), all of whom will be informed of and be bound by this confidentiality provision. Neither the Employee nor the Employee’s Confidants will disclose the terms of this Release to anyone, including without limitation, any representative of any print, radio or television media, to any past, present or prospective applicant for employment with the Company, executive recruiter or “headhunter,” to any counsel for any current or former employee of the Company, to any other counsel or third party, or to the public at large.

Voluntary Execution of Release. The Employee represents that he has carefully read this Release and that he knows and understands its contents. The Employee has had the opportunity to receive independent legal advice from attorneys of his choice with respect to his review of this Release and the advisability of executing this Release. Employee further represents and acknowledges that he has freely and voluntarily executed this Release after independent investigation and without fraud, duress, or undue influence, with a full understanding of the legal and binding effect of this Release. For purposes of this Release, whenever the context may require, any pronoun shall include the corresponding masculine, feminine and neuter forms.

          This Release is executed and delivered as of _______, _____.

EMPLOYEE:

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EMPLOYMENT AGREEMENT

          This Employment Agreement is made and entered into as of March 25, 2011, by and between iTech Medical, Inc. a Delaware corporation (the “Company”), and Wayne D. Cockburn (“Employee”).

WITNESSETH:

          WHEREAS, the Company desires to employ Employee, and Employee desires to accept such employment with the Company.

          NOW, THEREFORE, in consideration of the mutual covenants hereinafter set forth, the parties hereto agree as follows:

1.	Engagement and Responsibilities

1.1
Upon the terms and subject to the conditions set forth in this Agreement, and commencing as of the Effective Date, the Company hereby engages and employs Employee as an officer of the Company, with the title and designation “Chief Financial Officer (CFO)” Employee hereby accepts such engagement and employment pursuant to the terms hereof. Employee shall report to the Chief Executive Officer of the Company (“CEO”).

1.2
Employee agrees to devote all of Employee’s business time, energy and efforts to the business of the Company and will use Employee’s best efforts and abilities faithfully and diligently to promote the Company’s business interests. Employee’s duties and responsibilities shall be those that are normally and customarily vested in the offices of the Chief Financial Officer (CFO), including, without limitation, the following (collectively, the “Duties”), subject in all cases to limitations imposed by the Board:

1.2.1	Responsible for the operational management of all financial and administrative activities;

1.2.2	Responsible for the timely preparation and submission of all regulatory filings of the Company;

1.2.3	Responsible for presenting and reporting accurate and timely historical financial information of the company;

1.2.4	Responsible for presenting and reporting Company’s present financial condition,

1.2.5	Identifying and reporting what areas of a Company are most efficient and how the Company can capitalize on this information;

1.2.6	Develop and analyze business planning for capital expenditures, inventory management, 5 year Strategic Plans, and financing top line growth;

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1.2.7	Help Company identify their SWOT (Strengths, Weaknesses, Opportunities and Threats);

1.2.8	Prepare budgets and forecasts;

1.2.9	Work with the CEO to set objectives that support long-term company goals;

1.2.10	Integrate IT systems with introduction of enterprise-wide systems for high-volume routine processes to realize meaningful benefits in the form of cost and time efficiencies and improved data quality;

1.2.11	Build trust with investors and shareholders in financial reporting.

1.2.12

1.3	Employee hereby agrees and acknowledges that the nature and scope of his Duties will require him to undertake a certain amount of travel in connection with fulfilling such duties.

1.4	Employee shall remain free from Conflict of Interest as defined in this agreement. Company expressly acknowledges that Employee may:

1.4.1	with the approval of the CEO and Board, participate as a Board director, observer or advisor for other public and private companies

1.4.2	without consulting the Board, make and manage personal business investments of Employee’s choice; and

1.4.3	serve in any capacity with any non-profit civic, educational or charitable organization.

1.5	Covenants of Employee

1.5.1
Best Efforts. Employee shall report directly to the Chief Executive Officer and shall devote his best efforts to the business and affairs of the Company. Employee shall perform his duties, responsibilities and functions to the Company hereunder to the best of his abilities in a diligent, trustworthy, professional and efficient manner.

1.5.2
Records and Reports. The Employee shall use his best efforts and skills to truthfully, accurately, and promptly make, maintain, and preserve all records and reports that the Company may, from time to time, request or require, fully account for all money, records, equipment, materials, or other property belonging to the Company of which he may have custody, and promptly pay and deliver the same whenever he may be directed to do so by the Board.

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1.5.3
Rules and Regulations. Employee shall obey all rules, regulations (and special instructions of the Board, if any) and all other rules, regulations, guides, handbooks, procedures, policies and special instructions applicable to the Company Group and its business in connection with his duties hereunder and shall endeavor to improve his ability and knowledge of the Company’s business in an effort to increase the value of his services for the mutual benefit of the Company and the Employee.

1.5.4
Expertise. The Employee shall make available to the Company any and all information of which he has knowledge that is relevant to the Company’s business and shall make all suggestions and recommendations that he believes will be of benefit to the Company.

1.5.5
Opportunities. The Employee shall make all business opportunities of which he becomes aware that are relevant to the Company’s business available to the Company, and to no other person or entity or to himself individually.

1.5.6
Compliance. The Employee shall use his best efforts and skills to cause the Company to comply with all of its contractual obligations and commitments, as well as all applicable laws, rules and regulations.

2.	Definitions

For purposes of this Agreement, the following capitalized terms shall have the meanings set forth below:

2.1
“Board” shall mean the Board of Directors of the Company or the Compensation Committee or other committee of the Board if and to the extent the Board of Directors delegates some or all of its duties or powers with respect to compensation or other matters relevant to Employee in his capacity as employee of the Company.

2.2
“Conflict of Interest” shall be deemed as directly or indirectly, either as an employee, employer, consultant, agent, investor, principal, partner, stockholder (except as the holder of less than 1% of the issued and outstanding stock of a publicly held corporation), corporate officer or director, or in any other individual or representative capacity, engage or participate in any business that is in competition in any manner whatsoever with the business of the Company Group, as such businesses are now or hereafter conducted.

2.3	“Change in Control” shall mean the occurrence of any of the following:

2.3.1
The acquisition by any individual, entity or group (within the meaning of Section 13(d)(3) or 14(d)(2) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”)) (a “Person”) of beneficial ownership (within the meaning of Rule 13d–3 promulgated under the Exchange Act), other than the Existing Shareholders, of more than 50% of the stock of any class or classes having by the terms thereof ordinary voting power to elect a majority of the directors of the Company;

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2.3.2
A merger or consolidation involving the Company if the stockholders owning the capital stock of the Company immediately before such merger or consolidation do not, as a result of such merger or consolidation, own, directly or indirectly, more than 50% of the combined voting power or ownership interests of the Company, or the entity resulting from such merger or consolidation, in substantially the same proportion as their ownership of the combined voting power or ownership interests outstanding immediately before such merger or consolidation.

2.3.3	A sale of all, or substantially all, of the assets of the Company other than to the Existing Shareholders.

2.4	“Company Group” shall mean the Company and all subsidiaries of the Company.

2.5	“Effective Date” shall mean the date of this Agreement as first set forth above.

2.6
“Existing Shareholders” shall mean one or more of the following: (a) MPR Health Systems, Inc.; (b) any individual who is a director of the Company on the Effective Date; (c) any member of the immediately family of any individual who is a director of the Company on the Effective Date; and (d) any Person that is controlled directly or indirectly by one or more of the Persons described in (a), (b) or (c).

2.7	“For Cause” shall mean, in the context of a basis for termination of Employee’s employment with the Company, that:

2.7.1	upon the death of Employee or

2.7.2
upon delivery to Employee of written notice of termination by the Company if Employee shall suffer a physical or mental disability which renders Employee, in the reasonable judgment of the Board/Chief Executive Officer of the Company, unable to perform his duties and obligations under this Agreement for either 60 consecutive days or 120 days in any 12-month period.

2.7.3	Employee is convicted of, or pleads guilty or nolo contendere with respect to, theft, fraud, a crime involving moral turpitude, or a felony under federal or applicable state law; or

2.7.4	Employee made any material misrepresentation or omission regarding his employment history, education or experience in connection with his negotiations to become an employee of the Company

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2.8
“Good Reason” shall mean, in the context of a basis for termination by Employee of his employment with the Company (a) without Employee’s consent, his position or duties are modified by the Company to such an extent that his duties are no longer consistent with the positions of an executive officer of the Company; (b) a material breach by the Company of this Agreement, which breach is not cured or corrected within 15 days of written notice thereof from Employee; (c) a reduction in Employee’s base salary; or (d) Employee is required to perform his duties primarily in a location other than the State of Utah; provided, however, notwithstanding subparagraph (d) hereof, Employee understands that he will be required to undertake a certain amount of traveling in connection with his employment as an executive officer, and such travel shall not constitute “Good Reason” as a basis for Employee’s termination of this Agreement.

2.9	“Person” shall mean an individual or a partnership, corporation, trust, association, limited liability company, governmental authority or other entity.

3.	Compensation and Benefits

3.1
Salary. The Company shall pay to Employee a salary in installments in the same manner and at the same time the Company Group pays salaries to other senior officers of the Company Group, but in no event less frequently than equal monthly installments. Employee’s initial salary shall be at an annual rate of $120,000. The Company may increase Employee’s salary from time to time.

3.2	Discretionary Bonus. The Board may, in its sole and absolute discretion, from time to time determine to award Employee a bonus and such bonus shall be in an amount and form determined by the Board.

3.3
Company Stock Option Plan. The Board of Directors may choose to award the Employee with stock options pursuant to the Company’s Stock Option Plan (the “Plan”). The Option shall be in the form attached as Exhibit A to this Agreement, shall vest in equal quarterly installments over a the first year and monthly during the final two years from the date of grant and shall have an exercise price equal to the closing price of the Common Stock on the Effective Date.

3.4
Expense Reimbursement. Employee shall be entitled to reimbursement from the Company for the reasonable costs and expenses that Employee incurs in connection with the performance of Employee’s duties and obligations under this Agreement in a manner consistent with the Company’s practices and policies therefor.

3.5
Employee Benefit Plans. Employee shall be entitled to participate in any pension, savings and group term life, medical, dental, disability and other group benefit plans, which the Company Group makes available to its senior officers generally. Employee hereby acknowledges that the Company does not currently maintain any such benefit plans.

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3.6
Vacation. The devotion of reasonable periods of time by Employee for personal purposes, unrelated outside business activities, or charitable activities, shall not be deemed a breach of this Agreement, provided that such purposes or activities do not materially interfere with the services required to be rendered to or on behalf of Employer..

3.7
Withholding. The Company may deduct from any compensation payable to Employee (including payments made pursuant to Section 3 of this Agreement in connection with or following termination of employment) amounts sufficient to cover Employee’s share of applicable federal, state and/or local income tax withholding, old-age and survivors’ and other social security payments, state disability and other insurance premiums and payments.

4.	Term of Employment

Employee’s employment pursuant to this Agreement shall commence on the Effective Date and shall terminate on the earliest to occur of the following:

4.1	upon the death of Employee;

4.2
upon delivery to Employee of written notice of termination by the Company if Employee shall suffer a physical or mental disability which renders Employee, in the reasonable judgment of the Board/Chief Executive Officer of the Company, unable to perform his duties and obligations under this Agreement for either 60 consecutive days or 120 days in any 12-month period;

4.3	upon 30 days’ written notice from Employee to the Company at any time after the Effective Date;

4.4
upon delivery to Employee of written notice of termination by the Company (i) For Cause, or (ii) without Cause following receipt of written notice of termination from Employee pursuant to Section 4.3 of this Agreement;

4.5	upon not less than 30 days prior written notice from the Company to Employee of termination by the Company without Cause; or

4.6
upon delivery to the Company of written notice of termination by Employee for Good Reason; provided, however, prior to any such termination by Employee pursuant to this Section 4.6, Employee shall advise the Company in writing within 15 days of the occurrence of any circumstances that would constitute Good Reason, and the Company does not cure such circumstances within 15 days following receipt of Employee’s written notice. For the avoidance of doubt, with respect to any specific set of circumstances that may constitute a basis for Good Reason, if Employee fails to inform the Company in writing, as provided herein, of the existence of such circumstances, Employee shall automatically forfeit the right thereafter to categorize such circumstances as Good Reason and terminate his employment hereunder pursuant to this Section 4.6.

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5.	Compensation and Benefits Following Termination of Employment

5.1
If Employee’s employment is terminated pursuant to Section 4.1 (death) or Section 4.2 (disability), Section 4.3 (by Employee upon 30 days’ notice), or Section 4.4 (by the Company For Cause), Employee shall be entitled to salary accrued through the date of termination and no other benefits other than as required under the terms of employee benefit plans in which Employee was participating as of the date of termination.

5.2
If Employee’s employment is terminated by the Company pursuant to Section 4.5 (without Cause upon not less than 30 days’ prior written notice) or by Employee pursuant to Section 4.6 (Good Reason), the following provisions shall be applicable:

5.2.1
Unless Employee is entitled to a payment under Section 5.2.3, Employee shall be entitled to continue to receive the salary at the rate in effect upon the date of termination of employment for twenty four (24) months following the date of termination of employment, payable in accordance with the Company’s normal payroll practices and policies, as if Employee’s employment had not terminated.

5.2.2	Vesting of the Option shall accelerate with respect to any portion of the Option that is otherwise unvested as of the date of termination.

5.2.3
If such termination occurs within one year following a Change of Control, Employee shall be entitled to a lump sum payment equal to 200% of Employee’s salary with accelerated vesting of any remaining portion of the employees options as of the date of termination of employment, payable within 5 days following termination of employment, subject to Section 5.2.6 of this Agreement.

5.2.4
Employee shall be entitled to no other post-employment benefits except for benefits payable under applicable benefit plans in which Employee is entitled to participate pursuant to Section 3.5 hereof through the date of termination, subject to and in accordance with the terms of such plans.

5.2.5	In no event shall Employee be entitled to a payment under more than one of the following sections: Section 5.2.1 and 5.2.3.

5.2.6
The Company shall be entitled to defer any payment under this Section 5.2 until such time under applicable law and regulation Employee shall not have the right to revoke the release executed and delivered to the Company pursuant to Section 5.3 of this Agreement.

5.3	As a condition to Employee’s right to receive any benefits pursuant to Section 5.2 of this Agreement:

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5.3.1
Employee must execute and deliver to the Company (a) written notice of Employee’s resignation from the Board (if Employee is so appointed by the Company’s shareholders), and (b) a written release in the form attached as Exhibit C to this Agreement, of any and all claims against the Company Group and all directors and officers of the Company Group with respect to all matters arising out of Employee’s employment by the Company, or the termination thereof (other than claims for entitlements under the terms of this Agreement or plans or programs of the Company in which Employee has accrued a benefit); and

5.3.2	Employee must not breach any of his covenants and agreements under Sections 7 and 8 of this Agreement, which continue following termination of his employment.

5.4
Employee acknowledges that the Company has the right to terminate Employee’s employment without Cause, the Company acknowledges that Employee has the right to terminate his employment for any reason upon written notice, and both parties hereby agree that such termination shall not be a breach of this Agreement or any other express or implied agreement between the Company and Employee. Accordingly, in the event of such termination, each of the Company and Employee shall be entitled only to those benefits and rights specifically provided for in this Agreement in the event of such termination, and shall not have any other rights to any compensation or damages for breach of contract.

5.5	Employee shall have no obligation to offset any payments he receives from the Company following the termination of his employment by any payments he receives from his subsequent employer.

6.	Representations and Warranties of Employee

Employee represents and warrants to the Company that:

6.1
Employee has full power and authority to enter into and fully perform this Agreement, and this Agreement does not conflict with or violate any other agreement, obligation, order or other restriction to which Employee is subject.

6.2
Employee is not a party to any litigation, nor is aware of any threatened action, proceeding or litigation which (a) could in any way involve the Company or (b) will result in Employee’s inability to perform his obligations hereunder, including any action which could be reasonably foreseen to require a significant amount of Employee’s time.

6.3	This Agreement has been duly executed by Employee and constitutes a binding and valid obligation of Employee, enforceable in accordance with its terms.

6.4
Employee has fully disclosed in writing any debarment, suspension or material sanctions imposed within the last ten years by any federal or state governmental agency or instrumentality or government-sponsored enterprise on either Employee or any company for which Employee was a senior officer with respect to operations under Employee supervision.

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6.5
Employee has completely and accurately disclosed to the Company, pursuant to Exhibit B attached hereto, all legal proceedings, orders, bankruptcies, and judgments, which Employee has been the subject of, during the past five years.

7.	Covenant Not To Solicit; Non-Compete

Employee agrees:

7.1
During the period commencing with the date of this Agreement and terminating one year from the date of termination of Employee’s employment with the Company, Employee will not directly or indirectly, either alone or by action in concert with others: (a) induce or attempt to influence any employee of any member of the Company Group to engage in any activity in which Employee is prohibited from engaging by Section 1.4 of this Agreement or to terminate his or her employment with any member of the Company Group; (b) induce or attempt to induce any customer, supplier, licensee or other business relationship of any member of the Company Group to cease or reduce its business with any member of the Company Group, or in any way interfere with the relationship between any such customer, supplier, licensee or business relationship and any member of the Company Group; or (c) solicit business from any of the Company Group’s customers that competes with the business of the Company.

7.2
During the period from the date Employee’s employment with the Company terminates through the first anniversary of such date, except pursuant to the prior written consent of the Board, Employee shall not, directly or indirectly, either as employer, consultant, advisor, agent, investor, principal, partner, stockholder (except as the holder of less than 1% of the issued and outstanding stock of a publicly held corporation), or in any other individual or representative capacity, engage or participate in any business involving the development or sale/distribution of diagnostic tools for back ailments.

8.	Confidentiality

Employee agrees not to disclose or use at any time (whether during or after Employee’s employment with the Company) for Employee’s own benefit or purposes or the benefit or purposes of any other Person any information, data, trade secrets and confidential or proprietary information relating to the business, operations, assets and liabilities of the Company Group, including without limitation all customers and/or suppliers’ identities, characteristics and agreements, financial information and projections, employee files, business and marketing plans, sales activities, pricing methodologies, credit and financial data and financial methods (the “Confidential Material”), provided that the foregoing shall not apply to information which is not unique to the Company Group or which is generally known to the industry or the public other than as a result of Employee’s breach of this covenant. Employee agrees that upon termination of his employment with the Company for any reason, he will return to the Company immediately all memoranda, books, papers, plans, information, letters and other data, and all copies thereof or therefrom, in any way relating to the business of the Company Group except that he may retain personal notes, notebooks, diaries, rolodexes and addresses and phone numbers. Employee further agrees that he will not retain or use for his account at any time any trade names, trademark or other proprietary business designation used or owned in connection with the business of any member of the Company Group.

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9.
Specific Performance. Employee acknowledges and agrees that the Company’s remedies at law for a breach or threatened breach of any of the provisions of Sections 1.4, 7 or 8 hereof would be inadequate and, in recognition of this fact, Employee agrees that, in the event of such a breach or threatened breach, in addition to any remedies at law, the Company, without posting any bond, shall be entitled to obtain equitable relief in the form of specific performance, temporary restraining order, temporary or permanent injunction or any other equitable remedy which may then be available.

10.	Arbitration of Disputes

10.1
Except as set forth in Section 10.2 below, any controversy or claim between the Company and Employee relating to Employee’s employment with the Company, including but not limited to those arising out of or relating to this Agreement and those involving conduct alleged to be in violation of local, state or federal statutory or common law (including, but not limited to, any claim of unlawful discrimination, harassment, retaliation, breach of fiduciary duty, misappropriation of trade secrets and unfair competition), shall be settled by final and binding arbitration. The arbitration shall be conducted in accordance with the National Rules for the Resolution of Employment Disputes of the American Arbitration Association (“AAA”), and a judgment upon any award rendered by the arbitrator may be entered in any court having jurisdiction. The arbitration shall be heard in Portland, Oregon. The arbitrator shall apply, as applicable, federal or Oregon substantive law and law of remedies. The arbitrator’s remedial authority shall be no greater than that which is available under the statutory or common law theory asserted. The Company shall bear the cost of the arbitrator’s fees and other costs (which do not include attorneys’ fees) unique to arbitration in compliance with applicable law.

10.2
Subsection 10.1 above does not apply to or cover the following claims: (a) claims for workers’ compensation benefits; (b) claims for unemployment compensation benefits; (c) claims brought in court to compel arbitration under this Agreement, to enforce an arbitration award or to obtain preliminary injunctive and/or other equitable relief in support of claims to be prosecuted in an arbitration by either party; and (d) claims based upon a pension or benefit plan which contains an arbitration or other dispute resolution procedure, in which case the provisions of such plan shall apply.

11.	Miscellaneous

11.1
Notices. All notices, requests, demands and other communications (collectively, “Notices”) given pursuant to this Agreement shall be in writing, and shall be delivered by personal service, courier, facsimile transmission or by United States first class, registered or certified mail, addressed to the following addresses:

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11.1.1	If to the Company, to:

17011 Beach Blvd., Suite 900
Huntington Beach, CA 92647
Attn: Warren G. Baker, Chief Executive Officer

11.1.2	If to Employee, to:

to Employee’s address as set forth on the books and records of the Company

11.1.3
Any Notice, other than a Notice sent by registered or certified mail, shall be effective when received; a Notice sent by registered or certified mail, postage prepaid return receipt requested, shall be effective on the earlier of when received or the third day following deposit in the United States mails (or on the seventh day if sent to or from an address outside the United States). Any party may from time to time change its address for further Notices hereunder by giving notice to the other party in the manner prescribed in this Section.

11.2
Entire Agreement. This Agreement contains the sole and entire agreement and understanding of the parties with respect to the entire subject matter of this Agreement, and any and all prior discussions, negotiations, commitments and understandings, whether oral or otherwise. No representations, oral or otherwise, express or implied, other than those contained in this Agreement have been relied upon by any party to this Agreement. Notwithstanding the foregoing, Employee acknowledges that the Company has relied on his resume and other documents which may have been provided by Employee, and oral statements regarding Employee’s employment history, education and experience, in determining to enter into the Agreement, and material misrepresentations (or omissions) in connection with such documents may constitute the basis of termination For Cause, as contemplated by the definition of For Cause.

11.3
Severability. In the event that any provision or portion of this Agreement shall be determined to be invalid or unenforceable for any reason, in whole or in part, the remaining provisions of this Agreement shall be unaffected thereby and shall remain in full force and effect to the fullest extent permitted by law.

11.4	Governing Law. This Agreement shall be construed in accordance with the laws of the State of Delaware without giving effect to the principles of conflicts of law thereof.

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11.5	Captions. The various captions of this Agreement are for reference only and shall not be considered or referred to in resolving questions of interpretation of this Agreement.

11.6	Counterparts. This Agreement may be executed in any number of counterparts, each of which shall be deemed to be an original, but all of which together shall constitute one and the same instrument.

11.7
Business Day. If the last day permissible for delivery of any notice under any provision of this Agreement, or for the performance of any obligation under this Agreement, shall be other than a business day, such last day for such notice or performance shall be extended to the next following business day (provided, however, under no circumstances shall this provision be construed to extend the date of termination of this Agreement).

11.8
Attorneys’ Fees. In any arbitration proceeding or court action relating to this Agreement or Employee’s employment with the Company, the prevailing party shall be entitled to recover its reasonable attorneys’ fees and costs (other than the costs of the arbitration, which shall be borne by Employer).

11.9
Advice from Independent Counsel. The parties hereto understand that this Agreement is legally binding and may affect such party’s rights. Each party represents to the other that it has received legal advice from counsel of its choice regarding the meaning and legal significance of this Agreement to which it is a party and that it is satisfied with its legal counsel and the advice received from it.

11.10
Judicial Interpretation. Should any provision of this Agreement require judicial interpretation, it is agreed that a court interpreting or construing the same shall not apply a presumption that the terms hereof shall be more strictly construed against any Person by reason of the rule of construction that a document is to be construed more strictly against the Person who itself or through its agent prepared the same, it being agreed that all Parties have participated in the preparation of this Agreement.

11.11
Waiver of Jury Trial. IF NOTWITHSTANDING THE AGREEMENT THAT ALL DISPUTES BE SUBMITTED TO BINDING ARBITRATION, A DISPUTE IS SUBMITTED TO A COURT, EACH PARTY HERETO WAIVES THE RIGHT TO A TRIAL BY JURY IN ANY DISPUTE IN CONNECTION WITH OR RELATING TO THIS AGREEMENT, ANY RELATED AGREEMENT OR ANY MATTERS DESCRIBED OR CONTEMPLATED HEREIN OR THEREIN, AND AGREE TO TAKE ANY AND ALL ACTION NECESSARY OR APPROPRIATE TO EFFECT SUCH WAIVER. IN THE EVENT OF LITIGATION, THIS AGREEMENT MAY BE FILED AS WRITTEN CONSENT TO A TRIAL BY THE COURT.

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11.12
Section 409A. Notwithstanding the timing of payments set forth in this Agreement, if the Company determines that Employee is a “specified employee” within the meaning of Section 409A of the Internal Revenue Code of 1986, as amended, and that, as a result of such status, any portion of the payment under this Agreement would be subject to additional taxation, the Company will delay paying any portion of such payment until the earliest permissible date on which payments may commence without triggering such additional taxation (with such delay not to exceed six months), with the first such payment to include the amounts that would have been paid earlier but for the above delay.

          IN WITNESS WHEREOF, this Agreement has been made and entered into as of the date and year first above written.

ITECH MEDICAL, INC.

By:
Title:	Chief Executive Officer

EMPLOYEE

Wayne D Cockburn

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EXHIBIT A

Form of Stock Option Agreement

*           To follow

1

EXHIBIT B

Legal Proceedings

          Employee hereby represents and warrants to the Company that (i) there has not been any bankruptcy petition filed by or against any business of which Employee was a general partner or executive officer at the time of bankruptcy or within two years prior thereto; (ii) Employee has not been convicted in a criminal proceeding or been the subject of a pending criminal proceeding (excluding traffic violations and other minor traffic offenses); (iii) Employee has not been the subject of any order, judgment or decree, not subsequently reversed, suspended or vacated, of any court of competent jurisdiction, permanently or temporarily enjoining, barring, suspending or otherwise limiting Employee’s involvement in any type of business, securities or banking activities; Employee has not been found by a court of competent jurisdiction in a civil action, by the Securities and Exchange Commission or the Commodity Futures Trading Commission to have violated a federal or state securities or commodities laws, where such judgment has not been reversed, suspended or vacated.

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EXHIBIT C

Form of Release

ITECH MEDICAL, INC.

Employee Release (the “Release”)

          For value consideration, including without limitation severance payments, receipt of which is acknowledged by the undersigned employee (the “Employee”) of iTech Medical, Inc. (the “Company”), Employee hereby agrees as follows:

General Release

          Release by Employee. The Employee knowingly and voluntarily waives and releases all rights and claims, known and unknown, which the Employee may have against the Company, and/or any of the Company’s related or affiliated entities or successors, or any of their current or former parents, subsidiaries, partners, affiliates, shareholders, directors, officers, employees, agents, representatives, predecessors, successors or assigns (the “Company Releasees”), including without limitation, any and all charges, complaints, claims, liabilities, obligations, promises, agreements, contracts, controversies, damages, actions, causes of action, suits, rights, demands, costs, losses, debts and expenses of any kind arising out of, resulting from or in any manner relating to the Employee’s employment by the Company, under any employment agreement or otherwise, and the termination of the Employee’s employment hereunder. The Employee’s general release under this Release includes, but is not limited to, claims for employment discrimination, harassment, wrongful termination, constructive termination, violation of public policy, breach of any express or implied contract, breach of any implied covenant, fraud, intentional or negligent misrepresentation, emotional distress, defamation, libel, or any other claims relating to the Employee’s relationship with Company. The Employee’s general release also includes a release of any claims under any federal, state or local laws or regulations, including, but not limited to: (a) Title VII of the Civil Rights Act of 1964, 42 U.S.C. § 2000(e) et. seq. (race, color, religion, sex, and national origin discrimination; (b) the Age Discrimination in Employment Act, 29 U.S.C. § 621 et. seq. (age discrimination); (c) Section 1981 of the Civil Rights Act of 1866, 42 U.S.C. 1981 (race discrimination); (d) the Equal Pay Act of 1963, 29 U.S.C. § 206 (equal pay); (e) the California Fair Employment and Housing Act, Cal. Gov’t. Code §12900, et. seq. (discrimination, including race, color, national origin, ancestry, disability, medical condition, marital status, sex, sexual orientation; sexual or racial harassment and age); (f) the California Labor Code § 200, et. seq. (salary, commission, compensation, benefits and other matters); (g) the Fair Labor Standards Act, 29 U.S.C. § 201, et. seq. (wage and hour matters, including overtime pay); (h) the Consolidated Omnibus Budget Reconciliation Act of 1985 (COBRA), 42 U.S.C. S 1395(c) (insurance matters); (i) Executive Order 11141 (age discrimination); (j) Section 503 of the Rehabilitation Act of 1973, 29 U.S.C. § 701, et. seq. (disability discrimination); (k) the Employee Retirement Income Security Act of 1974, 29 U.S.C. § 1001, et. seq. (employee benefits); (l) Title I of the Americans with Disabilities Act (disability discrimination); California Labor Code Section 132a (discrimination based on filing a workers’ compensation claim); and (m) any applicable California Industrial Welfare Commission Order (wage matters). The Employee is not releasing any claims (a) based on acts or events occurring after the signing of this Release, (b) rights to benefits that have vested under any Company benefit plan, (c) any claims to indemnification as a director or officer under or pursuant to Company’s Certificate of Incorporation or Bylaws, and (d) any rights to Directors’ and Officers’ insurance coverage. The matters that are the subject of the releases referred to in this Section 0 are referred to herein as the “Released Matters.”

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          Unknown Claims. The Employee acknowledges that there is a risk that subsequent to the execution of this Release, he will incur or suffer damage, loss or injury to persons or property that is unknown or unanticipated at the time of the execution of this Release. The Employee hereby specifically assumes such risk and agrees that this Release and the releases contained herein shall and do apply to all unknown or unanticipated claims, as well as those currently known or anticipated. Accordingly, the Employee acknowledges that he has read the provisions of California Civil Code Section 1542, which provides as follows:

“A general release does not extend to claims which the creditor does not know or suspect to exist in his favor at the time of executing the release, which if known by him must have materially affected his settlement with the debtor.”

Notwithstanding the provisions of Section 1542, and for the purpose of implementing a full and complete release and discharge of the Company and others released herein, the Employee expressly acknowledges that this Release is intended to include and does include in its effect, without limitation, all claims which he does not know or suspect to exist in his favor against the Company Releasees, and that this Release contemplates the extinguishment of any such claim or claims.

          Assumption of Risk; Investigation of Facts. The Employee hereby expressly assumes the risk of any mistake of fact or that the true facts might be other than or different from the facts now known or believed to exist, and it is his express intention to forever settle, adjust and compromise any and all disputes between and among such party and the Company Releasees, finally and forever, and without regard to who may or may not have been correct in their respective understandings of the facts or the law relating thereto. In making and executing this Release, the Employee represents and warrants that he has made such investigation of the facts and the law pertaining to the matters described in this Release as such party deems necessary, and he has not relied upon any statement or representation, oral or written, made by the Company with respect to any of the facts involved in any dispute or possible dispute between the parties hereto, or with respect to any of the Employee’s rights or asserted rights, or with respect to the advisability of making and executing this Release.

          Ownership of Claims. The Employee represents and agrees that he has not assigned or transferred, or attempted to assign or transfer, to any person or entity, any of the Released Matters.

          No Representations. The Employee represents and agrees that no promises, statements or inducements have been made to him that caused him to sign this Release other than those expressly stated in this Release.

Release of Age Discrimination Claims

          Age Discrimination is Specifically Intended to be Included as a Released Action. The Employee specifically intends that this Release shall include a complete release of claims under the Age Discrimination in Employment Act of 1967 (the “ADEA”; 29 U.S.C. §§ 621 et seq.), as amended by the Older Workers’ Benefit Protection Act of 1990, except for any allegation that a breach of this Act occurred following the date of this Release.

          Reasonable Time to Consider Release. The Employee acknowledges that he has been given a reasonable period of time (a maximum of 21 days, if he so chooses) to consider this Release before signing this Release. The Employee understands that he has seven days following signing of this Release to rescind it, but only insofar as it effects a release of a claim for violation of the ADEA, in which case it shall remain fully effective in all other respects. To rescind this Release as to the ADEA, the Employee agrees to fax a letter signed by the Employee to the Company, by the end of the seven-day period.

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          Non-Release of Future Claims. The Employee is hereby advised that this Release does not waive or release any rights or claims that the Employee may have under the ADEA, or otherwise, which arise after the date the Employee signs this Release.

          Severance Benefits. None of the Employee’s severance benefits shall become payable unless and until the seven-day period contemplated by Section 2.2 shall have expired with Employee not revoking this Release. If the Employee revokes this Release within such seven-day period, this Release shall become null and void and of no force and effect.

Confidentiality of this Release. The Employee agrees to keep the terms of and amount paid under this Release completely confidential, and not to disclose such information to anyone other than his spouse, attorneys and licensed tax and/or professional investment advisor (hereafter referred to as the “Employee’s Confidants”), all of whom will be informed of and be bound by this confidentiality provision. Neither the Employee nor the Employee’s Confidants will disclose the terms of this Release to anyone, including without limitation, any representative of any print, radio or television media, to any past, present or prospective applicant for employment with the Company, executive recruiter or “headhunter,” to any counsel for any current or former employee of the Company, to any other counsel or third party, or to the public at large.

Voluntary Execution of Release. The Employee represents that he has carefully read this Release and that he knows and understands its contents. The Employee has had the opportunity to receive independent legal advice from attorneys of his choice with respect to his review of this Release and the advisability of executing this Release. Employee further represents and acknowledges that he has freely and voluntarily executed this Release after independent investigation and without fraud, duress, or undue influence, with a full understanding of the legal and binding effect of this Release. For purposes of this Release, whenever the context may require, any pronoun shall include the corresponding masculine, feminine and neuter forms.

          This Release is executed and delivered as of _______, _____.

EMPLOYEE:

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EMPLOYMENT AGREEMENT

          This Employment Agreement is made and entered into as of March 25, 2011, by and between iTech Medical, Inc. a Delaware corporation (the “Company”), and Warren G. Baker (“Employee”).

WITNESSETH:

          WHEREAS, the Company desires to employ Employee, and Employee desires to accept such employment with the Company.

          NOW, THEREFORE, in consideration of the mutual covenants hereinafter set forth, the parties hereto agree as follows:

1	Engagement and Responsibilities

1.1
Upon the terms and subject to the conditions set forth in this Agreement, and commencing as of the Effective Date, the Company hereby engages and employs Employee as an officer of the Company, with the title and designation “President and Chief Executive Officer (COO)” Employee hereby accepts such engagement and employment pursuant to the terms hereof. Employee shall report to the Chairman and Board of Directors.

1.2
Employee agrees to devote all of Employee’s business time, energy and efforts to the business of the Company and will use Employee’s best efforts and abilities faithfully and diligently to promote the Company’s business interests. Employee’s duties and responsibilities shall be those that are normally and customarily vested in the offices of the President and CEO, including, without limitation, the following (collectively, the “Duties”), subject in all cases to limitations imposed by the Board:

		1.2.1	Develop a strategic plan to advance the company’s mission and objectives and to promote revenue, profitability and growth as an organization.

		1.2.2	Oversee Company operations to insure production efficiency, quality, service and cost-effective management of resources.

		1.2.3	Plan, develop, implement and execute strategies for generating resources and/or revenues for the company.

		1.2.4	Approve company operational procedures, policies, and standards.

		1.2.5	Review activity reports and financial statements to determine progress and status in attaining objectives and revise objectives and plans in accordance with current business conditions.

		1.2.6	Evaluate performance of executives for compliance with established policies and objectives of the company and contributions in attaining objectives

1.3	Employee hereby agrees and acknowledges that the nature and scope of his Duties will require him to undertake a certain amount of travel in connection with fulfilling such duties.

1.4	Employee shall remain free from Conflict of Interest as defined in this agreement. Company expressly acknowledges that Employee may:

	1.4.1	with the approval of the CEO and Board, participate as a Board director, observer or advisor for other public and private companies

	1.4.2	without consulting the Board, make and manage personal business investments of Employee’s choice; and

	1.4.3	serve in any capacity with any non-profit civic, educational or charitable organization.

1.5	Covenants of Employee

1.5.1
Best Efforts. Employee shall report directly to the Chief Executive Officer and shall devote his best efforts to the business and affairs of the Company. Employee shall perform his duties, responsibilities and functions to the Company hereunder to the best of his abilities in a diligent, trustworthy, professional and efficient manner.

1.5.2
Records and Reports. The Employee shall use his best efforts and skills to truthfully, accurately, and promptly make, maintain, and preserve all records and reports that the Company may, from time to time, request or require, fully account for all money, records, equipment, materials, or other property belonging to the Company of which he may have custody, and promptly pay and deliver the same whenever he may be directed to do so by the Board.

1.5.3
Rules and Regulations. Employee shall obey all rules, regulations (and special instructions of the Board, if any) and all other rules, regulations, guides, handbooks, procedures, policies and special instructions applicable to the Company Group and its business in connection with his duties hereunder and shall endeavor to improve his ability and knowledge of the Company’s business in an effort to increase the value of his services for the mutual benefit of the Company and the Employee.

1.5.4
Expertise. The Employee shall make available to the Company any and all information of which he has knowledge that is relevant to the Company’s business and shall make all suggestions and recommendations that he believes will be of benefit to the Company.

1.5.5
Opportunities. The Employee shall make all business opportunities of which he becomes aware that are relevant to the Company’s business available to the Company, and to no other person or entity or to himself individually.

1.5.6
Compliance. The Employee shall use his best efforts and skills to cause the Company to comply with all of its contractual obligations and commitments, as well as all applicable laws, rules and regulations.

2	Definitions

For purposes of this Agreement, the following capitalized terms shall have the meanings set forth below:

2.1
“Board” shall mean the Board of Directors of the Company or the Compensation Committee or other committee of the Board if and to the extent the Board of Directors delegates some or all of its duties or powers with respect to compensation or other matters relevant to Employee in his capacity as employee of the Company.

2.2
“Conflict of Interest” shall be deemed as directly or indirectly, either as an employee, employer, consultant, agent, investor, principal, partner, stockholder (except as the holder of less than 1% of the issued and outstanding stock of a publicly held corporation), corporate officer or director, or in any other individual or representative capacity, engage or participate in any business that is in competition in any manner whatsoever with the business of the Company Group, as such businesses are now or hereafter conducted.

	2.3	“Change in Control” shall mean the occurrence of any of the following:

		2.3.1	The acquisition by any individual, entity or group (within the meaning of Section 13(d)(3) or 14(d)(2) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”)) (a “Person”) of beneficial ownership (within the meaning of Rule 13d–3 promulgated under the Exchange Act), other than the Existing Shareholders, of more than 50% of the stock of any class or classes having by the terms thereof ordinary voting power to elect a majority of the directors of the Company;

2.3.2
A merger or consolidation involving the Company if the stockholders owning the capital stock of the Company immediately before such merger or consolidation do not, as a result of such merger or consolidation, own, directly or indirectly, more than 50% of the combined voting power or ownership interests of the Company, or the entity resulting from such merger or consolidation, in substantially the same proportion as their ownership of the combined voting power or ownership interests outstanding immediately before such merger or consolidation.

		2.3.3	A sale of all, or substantially all, of the assets of the Company other than to the Existing Shareholders.

	2.4	“Company Group” shall mean the Company and all subsidiaries of the Company.

2.5	“Effective Date” shall mean the date of this Agreement as first set forth above.

2.6
“Existing Shareholders” shall mean one or more of the following: (a) MPR Health Systems, Inc.; (b) any individual who is a director of the Company on the Effective Date; (c) any member of the immediately family of any individual who is a director of the Company on the Effective Date; and (d) any Person that is controlled directly or indirectly by one or more of the Persons described in (a), (b) or (c).

2.7	“For Cause” shall mean, in the context of a basis for termination of Employee’s employment with the Company, that:

	2.7.1	upon the death of Employee or

2.7.2
upon delivery to Employee of written notice of termination by the Company if Employee shall suffer a physical or mental disability which renders Employee, in the reasonable judgment of the Board/Chief Executive Officer of the Company, unable to perform his duties and obligations under this Agreement for either 60 consecutive days or 120 days in any 12-month period.

	2.7.3	Employee is convicted of, or pleads guilty or nolo contendere with respect to, theft, fraud, a crime involving moral turpitude, or a felony under federal or applicable state law; or

	2.7.4	Employee made any material misrepresentation or omission regarding his employment history, education or experience in connection with his negotiations to become an employee of the Company

2.8
“Good Reason” shall mean, in the context of a basis for termination by Employee of his employment with the Company (a) without Employee’s consent, his position or duties are modified by the Company to such an extent that his duties are no longer consistent with the positions of an executive officer of the Company; (b) a material breach by the Company of this Agreement, which breach is not cured or corrected within 15 days of written notice thereof from Employee; (c) a reduction in Employee’s base salary; or (d) Employee is required to perform his duties primarily in a location other than the State of Utah; provided, however, notwithstanding subparagraph (d) hereof, Employee understands that he will be required to undertake a certain amount of traveling in connection with his employment as an executive officer, and such travel shall not constitute “Good Reason” as a basis for Employee’s termination of this Agreement.

2.9	“Person” shall mean an individual or a partnership, corporation, trust, association, limited liability company, governmental authority or other entity.

3	Compensation and Benefits

3.1
Salary. The Company shall pay to Employee a salary in installments in the same manner and at the same time the Company Group pays salaries to other senior officers of the Company Group, but in no event less frequently than equal monthly installments. Employee’s initial salary shall be at an annual rate of $120,000. The Company may increase Employee’s salary from time to time.

	3.2	Discretionary Bonus. The Board may, in its sole and absolute discretion, from time to time determine to award Employee a bonus and such bonus shall be in an amount and form determined by the Board.

3.3
Company Stock Option Plan. The Board of Directors may choose to award the Employee with stock options pursuant to the Company’s Stock Option Plan (the “Plan”). The Option shall be in the form attached as Exhibit A to this Agreement, shall vest in equal quarterly installments over a the first year and monthly during the final two years from the date of grant and shall have an exercise price equal to the closing price of the Common Stock on the Effective Date.

3.4
Expense Reimbursement. Employee shall be entitled to reimbursement from the Company for the reasonable costs and expenses that Employee incurs in connection with the performance of Employee’s duties and obligations under this Agreement in a manner consistent with the Company’s practices and policies therefor.

3.5
Employee Benefit Plans. Employee shall be entitled to participate in any pension, savings and group term life, medical, dental, disability and other group benefit plans, which the Company Group makes available to its senior officers generally. Employee hereby acknowledges that the Company does not currently maintain any such benefit plans.

3.6
Vacation. The devotion of reasonable periods of time by Employee for personal purposes, unrelated outside business activities, or charitable activities, shall not be deemed a breach of this Agreement, provided that such purposes or activities do not materially interfere with the services required to be rendered to or on behalf of Employer..

3.7
Withholding. The Company may deduct from any compensation payable to Employee (including payments made pursuant to Section 3 of this Agreement in connection with or following termination of employment) amounts sufficient to cover Employee’s share of applicable federal, state and/or local income tax withholding, old-age and survivors’ and other social security payments, state disability and other insurance premiums and payments.

4.	Term of Employment

Employee’s employment pursuant to this Agreement shall commence on the Effective Date and shall terminate on the earliest to occur of the following:

4.1	upon the death of Employee;

4.2
upon delivery to Employee of written notice of termination by the Company if Employee shall suffer a physical or mental disability which renders Employee, in the reasonable judgment of the Board/Chief Executive Officer of the Company, unable to perform his duties and obligations under this Agreement for either 60 consecutive days or 120 days in any 12-month period;

4.3	upon 30 days’ written notice from Employee to the Company at any time after the Effective Date;

4.4
upon delivery to Employee of written notice of termination by the Company (i) For Cause, or (ii) without Cause following receipt of written notice of termination from Employee pursuant to Section 4.3 of this Agreement;

4.5	upon not less than 30 days prior written notice from the Company to Employee of termination by the Company without Cause; or

4.6
upon delivery to the Company of written notice of termination by Employee for Good Reason; provided, however, prior to any such termination by Employee pursuant to this Section 4.6, Employee shall advise the Company in writing within 15 days of the occurrence of any circumstances that would constitute Good Reason, and the Company does not cure such circumstances within 15 days following receipt of Employee’s written notice. For the avoidance of doubt, with respect to any specific set of circumstances that may constitute a basis for Good Reason, if Employee fails to inform the Company in writing, as provided herein, of the existence of such circumstances, Employee shall automatically forfeit the right thereafter to categorize such circumstances as Good Reason and terminate his employment hereunder pursuant to this Section 4.6.

5.	Compensation and Benefits Following Termination of Employment

5.1
If Employee’s employment is terminated pursuant to Section 4.1 (death) or Section 4.2 (disability), Section 4.3 (by Employee upon 30 days’ notice), or Section 4.4 (by the Company For Cause), Employee shall be entitled to salary accrued through the date of termination and no other benefits other than as required under the terms of employee benefit plans in which Employee was participating as of the date of termination.

5.2
If Employee’s employment is terminated by the Company pursuant to Section 4.5 (without Cause upon not less than 30 days’ prior written notice) or by Employee pursuant to Section 4.6 (Good Reason), the following provisions shall be applicable:

5.2.1
Unless Employee is entitled to a payment under Section 5.2.3, Employee shall be entitled to continue to receive the salary at the rate in effect upon the date of termination of employment for twenty-four (24) months following the date of termination of employment, payable in accordance with the Company’s normal payroll practices and policies, as if Employee’s employment had not terminated.

5.2.2	Vesting of the Option shall accelerate with respect to any portion of the Option that is otherwise unvested as of the date of termination.

5.2.3
If such termination occurs within one year following a Change of Control, Employee shall be entitled to a lump sum payment equal to 200% of Employee’s salary with accelerated vesting of any remaining portion of the employees options as of the date of termination of employment, payable within 5 days following termination of employment, subject to Section 5.2.6 of this Agreement.

5.2.4
Employee shall be entitled to no other post-employment benefits except for benefits payable under applicable benefit plans in which Employee is entitled to participate pursuant to Section 3.5 hereof through the date of termination, subject to and in accordance with the terms of such plans.

5.2.5	In no event shall Employee be entitled to a payment under more than one of the following sections: Section 5.2.1 and 5.2.3.

5.2.6
The Company shall be entitled to defer any payment under this Section 5.2 until such time under applicable law and regulation Employee shall not have the right to revoke the release executed and delivered to the Company pursuant to Section 5.3 of this Agreement.

5.3	As a condition to Employee’s right to receive any benefits pursuant to Section 5.2 of this Agreement:

5.3.1
Employee must execute and deliver to the Company (a) written notice of Employee’s resignation from the Board (if Employee is so appointed by the Company’s shareholders), and (b) a written release in the form attached as Exhibit C to this Agreement, of any and all claims against the Company Group and all directors and officers of the Company Group with respect to all matters arising out of Employee’s employment by the Company, or the termination thereof (other than claims for entitlements under the terms of this Agreement or plans or programs of the Company in which Employee has accrued a benefit); and

5.3.2	Employee must not breach any of his covenants and agreements under Sections 7 and 8 of this Agreement, which continue following termination of his employment.

5.4
Employee acknowledges that the Company has the right to terminate Employee’s employment without Cause, the Company acknowledges that Employee has the right to terminate his employment for any reason upon written notice, and both parties hereby agree that such termination shall not be a breach of this Agreement or any other express or implied agreement between the Company and Employee. Accordingly, in the event of such termination, each of the Company and Employee shall be entitled only to those benefits and rights specifically provided for in this Agreement in the event of such termination, and shall not have any other rights to any compensation or damages for breach of contract.

5.5	Employee shall have no obligation to offset any payments he receives from the Company following the termination of his employment by any payments he receives from his subsequent employer.

6.	Representations and Warranties of Employee

Employee represents and warrants to the Company that:

6.1
Employee has full power and authority to enter into and fully perform this Agreement, and this Agreement does not conflict with or violate any other agreement, obligation, order or other restriction to which Employee is subject.

6.2
Employee is not a party to any litigation, nor is aware of any threatened action, proceeding or litigation which (a) could in any way involve the Company or (b) will result in Employee’s inability to perform his obligations hereunder, including any action which could be reasonably foreseen to require a significant amount of Employee’s time.

6.3	This Agreement has been duly executed by Employee and constitutes a binding and valid obligation of Employee, enforceable in accordance with its terms.

6.4
Employee has fully disclosed in writing any debarment, suspension or material sanctions imposed within the last ten years by any federal or state governmental agency or instrumentality or government-sponsored enterprise on either Employee or any company for which Employee was a senior officer with respect to operations under Employee supervision.

6.5
Employee has completely and accurately disclosed to the Company, pursuant to Exhibit B attached hereto, all legal proceedings, orders, bankruptcies, and judgments, which Employee has been the subject of, during the past five years.

7.	Covenant Not To Solicit; Non-Compete

Employee agrees:

7.1
During the period commencing with the date of this Agreement and terminating one year from the date of termination of Employee’s employment with the Company, Employee will not directly or indirectly, either alone or by action in concert with others: (a) induce or attempt to influence any employee of any member of the Company Group to engage in any activity in which Employee is prohibited from engaging by Section 1.4 of this Agreement or to terminate his or her employment with any member of the Company Group; (b) induce or attempt to induce any customer, supplier, licensee or other business relationship of any member of the Company Group to cease or reduce its business with any member of the Company Group, or in any way interfere with the relationship between any such customer, supplier, licensee or business relationship and any member of the Company Group; or (c) solicit business from any of the Company Group’s customers that competes with the business of the Company.

7.2
During the period from the date Employee’s employment with the Company terminates through the first anniversary of such date, except pursuant to the prior written consent of the Board, Employee shall not, directly or indirectly, either as employer, consultant, advisor, agent, investor, principal, partner, stockholder (except as the holder of less than 1% of the issued and outstanding stock of a publicly held corporation), or in any other individual or representative capacity, engage or participate in any business involving the development or sale/distribution of diagnostic tools for back ailments.

8.	Confidentiality

Employee agrees not to disclose or use at any time (whether during or after Employee’s employment with the Company) for Employee’s own benefit or purposes or the benefit or purposes of any other Person any information, data, trade secrets and confidential or proprietary information relating to the business, operations, assets and liabilities of the Company Group, including without limitation all customers and/or suppliers’ identities, characteristics and agreements, financial information and projections, employee files, business and marketing plans, sales activities, pricing methodologies, credit and financial data and financial methods (the “Confidential Material”), provided that the foregoing shall not apply to information which is not unique to the Company Group or which is generally known to the industry or the public other than as a result of Employee’s breach of this covenant. Employee agrees that upon termination of his employment with the Company for any reason, he will return to the Company immediately all memoranda, books, papers, plans, information, letters and other data, and all copies thereof or therefrom, in any way relating to the business of the Company Group except that he may retain personal notes, notebooks, diaries, rolodexes and addresses and phone numbers. Employee further agrees that he will not retain or use for his account at any time any trade names, trademark or other proprietary business designation used or owned in connection with the business of any member of the Company Group.

9.
Specific Performance. Employee acknowledges and agrees that the Company’s remedies at law for a breach or threatened breach of any of the provisions of Sections 1.4, 7 or 8 hereof would be inadequate and, in recognition of this fact, Employee agrees that, in the event of such a breach or threatened breach, in addition to any remedies at law, the Company, without posting any bond, shall be entitled to obtain equitable relief in the form of specific performance, temporary restraining order, temporary or permanent injunction or any other equitable remedy which may then be available.

10.	Arbitration of Disputes

10.1
Except as set forth in Section 10.2 below, any controversy or claim between the Company and Employee relating to Employee’s employment with the Company, including but not limited to those arising out of or relating to this Agreement and those involving conduct alleged to be in violation of local, state or federal statutory or common law (including, but not limited to, any claim of unlawful discrimination, harassment, retaliation, breach of fiduciary duty, misappropriation of trade secrets and unfair competition), shall be settled by final and binding arbitration. The arbitration shall be conducted in accordance with the National Rules for the Resolution of Employment Disputes of the American Arbitration Association (“AAA”), and a judgment upon any award rendered by the arbitrator may be entered in any court having jurisdiction. The arbitration shall be heard in Portland, Oregon. The arbitrator shall apply, as applicable, federal or Oregon substantive law and law of remedies. The arbitrator’s remedial authority shall be no greater than that which is available under the statutory or common law theory asserted. The Company shall bear the cost of the arbitrator’s fees and other costs (which do not include attorneys’ fees) unique to arbitration in compliance with applicable law.

10.2
Subsection 10.1 above does not apply to or cover the following claims: (a) claims for workers’ compensation benefits; (b) claims for unemployment compensation benefits; (c) claims brought in court to compel arbitration under this Agreement, to enforce an arbitration award or to obtain preliminary injunctive and/or other equitable relief in support of claims to be prosecuted in an arbitration by either party; and (d) claims based upon a pension or benefit plan which contains an arbitration or other dispute resolution procedure, in which case the provisions of such plan shall apply.

11.	Miscellaneous

11.1
Notices. All notices, requests, demands and other communications (collectively, “Notices”) given pursuant to this Agreement shall be in writing, and shall be delivered by personal service, courier, facsimile transmission or by United States first class, registered or certified mail, addressed to the following addresses:

11.1.1	If to the Company, to:

17011 Beach Blvd., Suite 900
Huntington Beach, CA 92647
Attn: Wayne Cockburn, Chief Executive Officer

11.1.2	If to Employee, to:

to Employee’s address as set forth on the books and records of the Company

11.1.3
Any Notice, other than a Notice sent by registered or certified mail, shall be effective when received; a Notice sent by registered or certified mail, postage prepaid return receipt requested, shall be effective on the earlier of when received or the third day following deposit in the United States mails (or on the seventh day if sent to or from an address outside the United States). Any party may from time to time change its address for further Notices hereunder by giving notice to the other party in the manner prescribed in this Section.

11.2
Entire Agreement. This Agreement contains the sole and entire agreement and understanding of the parties with respect to the entire subject matter of this Agreement, and any and all prior discussions, negotiations, commitments and understandings, whether oral or otherwise. No representations, oral or otherwise, express or implied, other than those contained in this Agreement have been relied upon by any party to this Agreement. Notwithstanding the foregoing, Employee acknowledges that the Company has relied on his resume and other documents which may have been provided by Employee, and oral statements regarding Employee’s employment history, education and experience, in determining to enter into the Agreement, and material misrepresentations (or omissions) in connection with such documents may constitute the basis of termination For Cause, as contemplated by the definition of For Cause.

11.3
Severability. In the event that any provision or portion of this Agreement shall be determined to be invalid or unenforceable for any reason, in whole or in part, the remaining provisions of this Agreement shall be unaffected thereby and shall remain in full force and effect to the fullest extent permitted by law.

11.4	Governing Law. This Agreement shall be construed in accordance with the laws of the State of Delaware without giving effect to the principles of conflicts of law thereof.

11.5	Captions. The various captions of this Agreement are for reference only and shall not be considered or referred to in resolving questions of interpretation of this Agreement.

11.6	Counterparts. This Agreement may be executed in any number of counterparts, each of which shall be deemed to be an original, but all of which together shall constitute one and the same instrument.

11.7
Business Day. If the last day permissible for delivery of any notice under any provision of this Agreement, or for the performance of any obligation under this Agreement, shall be other than a business day, such last day for such notice or performance shall be extended to the next following business day (provided, however, under no circumstances shall this provision be construed to extend the date of termination of this Agreement).

11.8
Attorneys’ Fees. In any arbitration proceeding or court action relating to this Agreement or Employee’s employment with the Company, the prevailing party shall be entitled to recover its reasonable attorneys’ fees and costs (other than the costs of the arbitration, which shall be borne by Employer).

11.9
Advice from Independent Counsel. The parties hereto understand that this Agreement is legally binding and may affect such party’s rights. Each party represents to the other that it has received legal advice from counsel of its choice regarding the meaning and legal significance of this Agreement to which it is a party and that it is satisfied with its legal counsel and the advice received from it.

11.10
Judicial Interpretation. Should any provision of this Agreement require judicial interpretation, it is agreed that a court interpreting or construing the same shall not apply a presumption that the terms hereof shall be more strictly construed against any Person by reason of the rule of construction that a document is to be construed more strictly against the Person who itself or through its agent prepared the same, it being agreed that all Parties have participated in the preparation of this Agreement.

11.11
Waiver of Jury Trial. IF NOTWITHSTANDING THE AGREEMENT THAT ALL DISPUTES BE SUBMITTED TO BINDING ARBITRATION, A DISPUTE IS SUBMITTED TO A COURT, EACH PARTY HERETO WAIVES THE RIGHT TO A TRIAL BY JURY IN ANY DISPUTE IN CONNECTION WITH OR RELATING TO THIS AGREEMENT, ANY RELATED AGREEMENT OR ANY MATTERS DESCRIBED OR CONTEMPLATED HEREIN OR THEREIN, AND AGREE TO TAKE ANY AND ALL ACTION NECESSARY OR APPROPRIATE TO EFFECT SUCH WAIVER. IN THE EVENT OF LITIGATION, THIS AGREEMENT MAY BE FILED AS WRITTEN CONSENT TO A TRIAL BY THE COURT.

11.12
Section 409A. Notwithstanding the timing of payments set forth in this Agreement, if the Company determines that Employee is a “specified employee” within the meaning of Section 409A of the Internal Revenue Code of 1986, as amended, and that, as a result of such status, any portion of the payment under this Agreement would be subject to additional taxation, the Company will delay paying any portion of such payment until the earliest permissible date on which payments may commence without triggering such additional taxation (with such delay not to exceed six months), with the first such payment to include the amounts that would have been paid earlier but for the above delay.

          IN WITNESS WHEREOF, this Agreement has been made and entered into as of the date and year first above written.

ITECH MEDICAL, INC.

By:
Title:	Chairman of the Board of Directors

EMPLOYEE

Warren G. Baker

EXHIBIT A

Form of Stock Option Agreement

*           To follow

1

EXHIBIT B

Legal Proceedings

          Employee hereby represents and warrants to the Company that (i) there has not been any bankruptcy petition filed by or against any business of which Employee was a general partner or executive officer at the time of bankruptcy or within two years prior thereto; (ii) Employee has not been convicted in a criminal proceeding or been the subject of a pending criminal proceeding (excluding traffic violations and other minor traffic offenses); (iii) Employee has not been the subject of any order, judgment or decree, not subsequently reversed, suspended or vacated, of any court of competent jurisdiction, permanently or temporarily enjoining, barring, suspending or otherwise limiting Employee’s involvement in any type of business, securities or banking activities; Employee has not been found by a court of competent jurisdiction in a civil action, by the Securities and Exchange Commission or the Commodity Futures Trading Commission to have violated a federal or state securities or commodities laws, where such judgment has not been reversed, suspended or vacated.

1

EXHIBIT C

Form of Release

ITECH MEDICAL, INC.

Employee Release (the “Release”)

          For value consideration, including without limitation severance payments, receipt of which is acknowledged by the undersigned employee (the “Employee”) of iTech Medical, Inc. (the “Company”), Employee hereby agrees as follows:

General Release

          Release by Employee. The Employee knowingly and voluntarily waives and releases all rights and claims, known and unknown, which the Employee may have against the Company, and/or any of the Company’s related or affiliated entities or successors, or any of their current or former parents, subsidiaries, partners, affiliates, shareholders, directors, officers, employees, agents, representatives, predecessors, successors or assigns (the “Company Releasees”), including without limitation, any and all charges, complaints, claims, liabilities, obligations, promises, agreements, contracts, controversies, damages, actions, causes of action, suits, rights, demands, costs, losses, debts and expenses of any kind arising out of, resulting from or in any manner relating to the Employee’s employment by the Company, under any employment agreement or otherwise, and the termination of the Employee’s employment hereunder. The Employee’s general release under this Release includes, but is not limited to, claims for employment discrimination, harassment, wrongful termination, constructive termination, violation of public policy, breach of any express or implied contract, breach of any implied covenant, fraud, intentional or negligent misrepresentation, emotional distress, defamation, libel, or any other claims relating to the Employee’s relationship with Company. The Employee’s general release also includes a release of any claims under any federal, state or local laws or regulations, including, but not limited to: (a) Title VII of the Civil Rights Act of 1964, 42 U.S.C. § 2000(e) et. seq. (race, color, religion, sex, and national origin discrimination; (b) the Age Discrimination in Employment Act, 29 U.S.C. § 621 et. seq. (age discrimination); (c) Section 1981 of the Civil Rights Act of 1866, 42 U.S.C. 1981 (race discrimination); (d) the Equal Pay Act of 1963, 29 U.S.C. § 206 (equal pay); (e) the California Fair Employment and Housing Act, Cal. Gov’t. Code §12900, et. seq. (discrimination, including race, color, national origin, ancestry, disability, medical condition, marital status, sex, sexual orientation; sexual or racial harassment and age); (f) the California Labor Code § 200, et. seq. (salary, commission, compensation, benefits and other matters); (g) the Fair Labor Standards Act, 29 U.S.C. § 201, et. seq. (wage and hour matters, including overtime pay); (h) the Consolidated Omnibus Budget Reconciliation Act of 1985 (COBRA), 42 U.S.C. S 1395(c) (insurance matters); (i) Executive Order 11141 (age discrimination); (j) Section 503 of the Rehabilitation Act of 1973, 29 U.S.C. § 701, et. seq. (disability discrimination); (k) the Employee Retirement Income Security Act of 1974, 29 U.S.C. § 1001, et. seq. (employee benefits); (l) Title I of the Americans with Disabilities Act (disability discrimination); California Labor Code Section 132a (discrimination based on filing a workers’ compensation claim); and (m) any applicable California Industrial Welfare Commission Order (wage matters). The Employee is not releasing any claims (a) based on acts or events occurring after the signing of this Release, (b) rights to benefits that have vested under any Company benefit plan, (c) any claims to indemnification as a director or officer under or pursuant to Company’s Certificate of Incorporation or Bylaws, and (d) any rights to Directors’ and Officers’ insurance coverage. The matters that are the subject of the releases referred to in this Section 0 are referred to herein as the “Released Matters.”

1

          Unknown Claims. The Employee acknowledges that there is a risk that subsequent to the execution of this Release, he will incur or suffer damage, loss or injury to persons or property that is unknown or unanticipated at the time of the execution of this Release. The Employee hereby specifically assumes such risk and agrees that this Release and the releases contained herein shall and do apply to all unknown or unanticipated claims, as well as those currently known or anticipated. Accordingly, the Employee acknowledges that he has read the provisions of California Civil Code Section 1542, which provides as follows:

“A general release does not extend to claims which the creditor does not know or suspect to exist in his favor at the time of executing the release, which if known by him must have materially affected his settlement with the debtor.”

Notwithstanding the provisions of Section 1542, and for the purpose of implementing a full and complete release and discharge of the Company and others released herein, the Employee expressly acknowledges that this Release is intended to include and does include in its effect, without limitation, all claims which he does not know or suspect to exist in his favor against the Company Releasees, and that this Release contemplates the extinguishment of any such claim or claims.

          Assumption of Risk; Investigation of Facts. The Employee hereby expressly assumes the risk of any mistake of fact or that the true facts might be other than or different from the facts now known or believed to exist, and it is his express intention to forever settle, adjust and compromise any and all disputes between and among such party and the Company Releasees, finally and forever, and without regard to who may or may not have been correct in their respective understandings of the facts or the law relating thereto. In making and executing this Release, the Employee represents and warrants that he has made such investigation of the facts and the law pertaining to the matters described in this Release as such party deems necessary, and he has not relied upon any statement or representation, oral or written, made by the Company with respect to any of the facts involved in any dispute or possible dispute between the parties hereto, or with respect to any of the Employee’s rights or asserted rights, or with respect to the advisability of making and executing this Release.

          Ownership of Claims. The Employee represents and agrees that he has not assigned or transferred, or attempted to assign or transfer, to any person or entity, any of the Released Matters.

          No Representations. The Employee represents and agrees that no promises, statements or inducements have been made to him that caused him to sign this Release other than those expressly stated in this Release.

Release of Age Discrimination Claims

          Age Discrimination is Specifically Intended to be Included as a Released Action. The Employee specifically intends that this Release shall include a complete release of claims under the Age Discrimination in Employment Act of 1967 (the “ADEA”; 29 U.S.C. §§ 621 et seq.), as amended by the Older Workers’ Benefit Protection Act of 1990, except for any allegation that a breach of this Act occurred following the date of this Release.

          Reasonable Time to Consider Release. The Employee acknowledges that he has been given a reasonable period of time (a maximum of 21 days, if he so chooses) to consider this Release before signing this Release. The Employee understands that he has seven days following signing of this Release to rescind it, but only insofar as it effects a release of a claim for violation of the ADEA, in which case it shall remain fully effective in all other respects. To rescind this Release as to the ADEA, the Employee agrees to fax a letter signed by the Employee to the Company, by the end of the seven-day period.

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          Non-Release of Future Claims. The Employee is hereby advised that this Release does not waive or release any rights or claims that the Employee may have under the ADEA, or otherwise, which arise after the date the Employee signs this Release.

          Severance Benefits. None of the Employee’s severance benefits shall become payable unless and until the seven-day period contemplated by Section 2.2 shall have expired with Employee not revoking this Release. If the Employee revokes this Release within such seven-day period, this Release shall become null and void and of no force and effect.

Confidentiality of this Release. The Employee agrees to keep the terms of and amount paid under this Release completely confidential, and not to disclose such information to anyone other than his spouse, attorneys and licensed tax and/or professional investment advisor (hereafter referred to as the “Employee’s Confidants”), all of whom will be informed of and be bound by this confidentiality provision. Neither the Employee nor the Employee’s Confidants will disclose the terms of this Release to anyone, including without limitation, any representative of any print, radio or television media, to any past, present or prospective applicant for employment with the Company, executive recruiter or “headhunter,” to any counsel for any current or former employee of the Company, to any other counsel or third party, or to the public at large.

Voluntary Execution of Release. The Employee represents that he has carefully read this Release and that he knows and understands its contents. The Employee has had the opportunity to receive independent legal advice from attorneys of his choice with respect to his review of this Release and the advisability of executing this Release. Employee further represents and acknowledges that he has freely and voluntarily executed this Release after independent investigation and without fraud, duress, or undue influence, with a full understanding of the legal and binding effect of this Release. For purposes of this Release, whenever the context may require, any pronoun shall include the corresponding masculine, feminine and neuter forms.

          This Release is executed and delivered as of _______, _____.

EMPLOYEE:

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